SEMI-ANNUAL REPORT
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                                                GE INSTITUTIONAL FUNDS

MARCH 31, 2002

[GE LOGO OMITTED]

[GE LOGO OMITTED] WE BRING GOOD THINGS TO LIFE.

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                                                GE INSTITUTIONAL FUNDS
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TABLE OF CONTENTS
----------------------------------------------------------------------

LETTER FROM THE PRESIDENT ...............................  2

FINANCIAL INFORMATION

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ...................................  4

     S&P 500 Index Fund .................................  8

     Value Equity Fund .................................. 16

     Mid-Cap Growth Fund ................................ 20

     Mid-Cap Value Equity Fund .......................... 24

     Small-Cap Value Equity Fund ........................ 28

     International Equity Fund .......................... 31

     Europe Equity Fund ................................. 36

     Emerging Markets Fund .............................. 40

     Premier Growth Equity Fund ......................... 45

     Premier Research Equity Fund ....................... 48

     Premier International Equity Fund .................. 51

     Income Fund ........................................ 55

     Strategic Investment Fund .......................... 63

     Money Market Fund .................................. 67

NOTES TO PERFORMANCE .................................... 69

NOTES TO SCHEDULES OF INVESTMENTS ....................... 71

FINANCIAL STATEMENTS

     Financial Highlights ............................... 72
     Notes to Financial Highlights ...................... 79
     Statements of Assets and Liabilities ............... 80
     Statements of Operations ........................... 84
     Statements of Changes in Net Assets ................ 88
     Notes to Financial Statements ...................... 92

INVESTMENT TEAM ......................................... 99


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                       LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Attached is the semiannual report for the GE Institutional Funds for the six-month period ended March 31, 2002. Please take a few minutes to read this letter for insights into the investment markets over the past six months and our outlook for the rest of the fiscal year. We also offer some perspectives to help you plan for the future. For more specific information about the performance of your fund, please refer to the portfolio manager's commentary and the fund specific data you'll find in this report.


MARKET OVERVIEW
The period began (on October 1, 2001) at one of the most challenging times in recent history for the country. The tragic events of September 11th were still fresh in our minds, and that had an impact on many aspects of Americans' lives. The equity markets were just coming off a dramatic sell off that occurred in the wake of the terrorist attacks. But the situation quickly improved. In the closing months of 2001, equity markets surged, and recovered much of the ground they lost earlier in the year.

Although many were initially fearful that the fallout from September 11th would include an extended economic decline, the facts proved otherwise. The markets showed renewed confidence in the economy, and that played a role in driving investor optimism during the rebound. Consumer spending, after pausing briefly in September, resumed its strength in October, boosted in part by special incentives on automobile loans that spurred significant buyer activity in the car market. Further efforts to boost the economy were made by the Federal Reserve, which continued to cut short-term interest rates through December. That helped keep interest rates in check, which made it easier for consumers to borrow money for major expenditures.

After moving higher for three consecutive months to close out 2001, equity markets stepped back again in the early weeks of 2002. Investors appeared to want clearer confirmation that the economy would improve to the point that it would be reflected in corporate profits. In addition, other issues started to come into play, including growing ramifications of the demise of previously high-flying companies like Enron and Global Crossing and increasing tensions in the Middle East.

In January and February, nearly all markets moved in a negative direction. That trend continued for the technology-heavy NASDAQ Composite Index in March, although stocks in the Standard & Poor's 500 Index responded more favorably. Investors continued to have qualms about the lack of activity in business spending, particularly on technology equipment and services. Overall, smaller and mid-cap stocks performed better than large-cap issues. That provided some optimism about the longer-term direction of the market. So did the fact that a broad range of industries and sectors posted positive performance as the six-month period came to a close. For the six months, the Dow Jones Industrial Average and the Standard & Poor's 500 Index rose 17.6% and 11.0%, respectively, while the NASDAQ Composite Index climbed 23.1%.

Although they were working from a base of historically low yield levels to begin the fiscal year, bond markets managed to hold their own in the early months, as many investors were concerned that the economic slowdown would persist. But in late October, interest rates began to move higher on longer-term bonds as investors anticipated a better economic environment. That trend occurred again in March, creating a more challenging environment for bond investors (rising interest rates reduce bond values). Over the six month period, yields on 30-year Treasury bonds jumped from 5.43% at the start of trading in October to 5.80% at the end of March. In that same time, yields on 10-year Treasury securities rose even more dramatically, from 4.59% to 5.39%. Any positive return in the bond market was generated by bond yields, as capital appreciation opportunities were difficult to come by.

Overseas markets enjoyed improved performance in the closing months of 2001. The picture was more mixed through the beginning of 2002. Developed markets in Europe began 2001 rather flat, while Japan enjoyed a mild rally. Emerging market stocks generated the most impressive performance over the six-month period. With more encouraging signs arising about an improved economic environment, a number of these countries saw their markets flourish during the period.


MARKET OUTLOOK
The main debate in the investment markets today is not whether the economies of the U.S. and other major nations will improve, but just how durable and strong the recovery will be. The answer is far from clear at this time, although it appears that the level of spending by the American consumer

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                                           LETTER FROM THE PRESIDENT (CONTINUED)
--------------------------------------------------------------------------------

is likely to be an important influence. Also, the unrest that has developed in the Middle East and could be festering in other parts of the world continues to add a sense of unease to the markets. Typically, markets tend to struggle in an uncertain environment, and this is likely to result in continued volatility. The Federal Reserve has started the new year firmly entrenched on the sidelines. It is likely that the Fed is done with the rate cutting process begun early in 2001. Most anticipate that the next move for short-term interest rates will be higher, but the timing of such a decision by the Fed is hard to predict and is dependent on just how strong the recovery is likely to be. The Fed wants to keep inflation in check, but so far, there has been little threat of a major upturn in the cost of living. While the bond market is likely to have to confront a general upward trend in interest rates, we think opportunities exist in specific segments of the market. Foreign equity markets are likely to perform in line with expectations for economic improvement. The stronger the recovery, the better the performance for overseas stocks, but we also anticipate that a volatile environment will continue.


FUND HIGHLIGHTS
Even though markets have remained unpredictable, it is worth pointing out that a number of funds in the GE family have turned in notable performance in recent months.

One of our most consistent has been GE INSTITUTIONAL U.S. EQUITY FUND, which ranks among the top 25 % within its peer group of funds for the one- and three-year periods ending March 31, 2002. Morningstar, the independent mutual fund rating service has given its highest overall rating of five stars to the GE INSTITUTIONAL SMALL CAP VALUE EQUITY FUND, which also ranks in the top 25% of its competitive group for the past three years. Please see Notes to Performance on page 69.


KEEPING THE RIGHT PERSPECTIVE
The investment environment has changed significantly in recent times. After we experienced such tremendous results, particularly from the equity markets in the 1990s, the new millennium has started on an entirely different note. The stock market declined for two consecutive calendar years (2000 and 2001) for the first time since the mid-1970s. The U.S. economy has experienced its first recession in ten years, although it was quite mild by historical standards.
The great technology boom of the past decade has ended. And to top it off, America finds itself in the midst of a war on terrorism. In the short-term at least, there seems to be many reasons to be pessimistic.

But our long-term view remains positive. America's economy is poised for continued growth, and we believe it will benefit from ongoing technological innovation. You should also keep in mind that despite a number of recent blows, the nation continues to show financial resilience. Stocks and bonds have proven over decades that they can generate attractive long-term returns, despite suffering through periods of short-term market swings. Keep these facts in mind as we struggle with the market's current volatile state.

Please remember that all of us at GE Institutional Funds remain committed to doing all we can to capitalize on today's investment opportunities. Even through the greatest obstacles the market can throw at us, we are prepared to do what it takes to generate competitive returns for your portfolio.


Sincerely,

/S/MICHAEL J. COSGROVE

Michael J. Cosgrove
CHAIRMAN, GE INSTITUTIONAL FUNDS
APRIL 19, 2002


MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2002?

A. The U.S. Equity Fund gained 12.26% for the Investment Class shares and 12.09% for the Service Class shares for the six-month period ending March 31, 2002. The Fund outperformed, the S&P 500 Index, which returned 11.00% over the same period. The average return for the 852 funds in our Lipper Large Cap Core peer group was 10.30%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD?

A. The Fund's performance was driven by effective stock selection and industry allocation within the technology and capital goods sectors. Within technology, a large underweight in communications, equipment, coupled with an overweight position in service industry stocks such as First Data, Certegy and Equifax, resulted in performance well above the benchmark for the sector. In capital goods, performance for the sector as a whole was also exceeded as a result of stock selection across several industries. Large holdings that performed particularly well included United Technologies, Dover Corporation and Emerson Electric.

Q. WHAT OTHER STOCKS HAVE PERFORMED WELL AND WHAT STOCKS HAVE DETRACTED FROM PERFORMANCE?

A. In addition to the stocks mentioned above, other strong performers included Nabors Industries (energy) up 101%, Applied Materials (technology) up 88% and Interpublic Group (advertising) up 68%.

    On the negative side: Sprint (long distance), Tyco (manufacturing) and Bristol Myers (pharmaceuticals) were down 57%, 32%, and 27%, respectively. Positions in the first two were trimmed during the period.

Q.  HOW HAS THE VOLATILITY IN THE MARKET AFFECTED THE FUND?

A. The market has certainly been volatile in the six months following the terrorist attacks of September 11, 2001. We have tried to maintain our long-term perspective during this period and added to positions in stocks that saw their prices decline in the short-term but whose long-term prospects remain strong.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that uncertainty about the timing of the recovery in corporate earnings, coupled with high valuation levels, will keep the stock market in a narrow trading range for the next several quarters. This is the kind of environment in which our approach to bottom-up stock selection driven by fundamental research should pay off and result in returns that exceed those of the stock market as a whole.

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                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                                U.S. Equity Fund                      S&P 500
11/25/97                            10000.00                         10000.00
3/98                                11529.14                         11588.04
9/98                                10628.43                         10788.18
3/99                                13467.20                         13736.76
9/99                                13632.57                         13787.86
3/00                                15585.02                         16232.22
9/00                                15363.95                         15613.58
3/02                                14001.90                         12685.18
9/02                                12677.07                         11451.37
3/02                                14231.52                         12711.00


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                     SIX      ONE      THREE       SINCE
                   MONTHS    YEAR      YEAR      INCEPTION*    COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund    12.26%   1.64%     1.86%       8.45%         11/25/97
--------------------------------------------------------------------------------
S&P 500             11.00%   0.21%    -2.55%       5.69%
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                         U.S. Equity Fund             S&P 500
1/3/01                       10000.00                10000.00
1/02                         10480.46                10357.02
2/02                          9894.14                 9413.57
3/02                          9372.96                 8815.97
4/02                         10000.00                 9501.52
5/02                         10073.29                 9565.21
6/02                          9666.12                 9331.41
7/02                          9633.55                 9240.44
8/02                          9128.66                 8661.89
9/02                          8477.20                 7958.49
10/02                         8656.35                 8109.81
11/02                         9201.95                 8732.12
12/02                         9337.57                 8808.80
1/02                          9222.70                 8680.20
2/02                          9157.06                 8512.81
3/02                          9501.68                 8834.09

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                        SIX           ONE            SINCE
                      MONTHS         YEAR          INCEPTION*     COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund       12.09%        1.37%          -4.03%          1/03/01
--------------------------------------------------------------------------------
S&P 500                11.00%        0.21%          -9.44%
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.


SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $295,842 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Consumer - Stable 22.1%
Financial 20.7%
Technology16.2%
Consumer - Cyclical 11.7%
Energy 8.5%
Capital Goods 7.9%
Utilities 6.3%
Short Term 4.0%
Basic Materials 2.1%
Transportation 0.5%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   Citigroup Inc.                                                        4.94%
--------------------------------------------------------------------------------
   ExxonMobil Corp.                                                      2.99%
--------------------------------------------------------------------------------
   Johnson & Johnson                                                     2.88%
--------------------------------------------------------------------------------
   First Data Corp.                                                      2.83%
--------------------------------------------------------------------------------
   Federal National Mortgage Association                                 2.64%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                                  2.62%
--------------------------------------------------------------------------------
   Microsoft Corp.                                                       2.47%
--------------------------------------------------------------------------------
   Pfizer Inc. (Class A)                                                 2.28%
--------------------------------------------------------------------------------
   American International Group  (Class A)                               2.10%
--------------------------------------------------------------------------------
    Intel Corp.                                                          1.91%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                                                U.S. EQUITY FUND

                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

U.S. EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.2%
--------------------------------------------------------------------------------

BASIC MATERIAL -- 2.1%

Alcoa Inc.                            37,599  $   1,418,986
Barrick Gold Corp.                    47,334        878,519
Bowater Inc.                          10,770        536,346
Rohm & Haas Co.                       14,354        606,744
Weyerhaeuser Co.                      44,540      2,799,784
                                                  6,240,379

CAPITAL GOODS -- 7.9%

Boeing Co.                             8,973        432,947
Dover Corp.                           84,025      3,445,025
Eaton Corp.                            6,508        527,018
Emerson Electric Co.                  51,271      2,942,443
General Dynamics Corp.                31,475      2,957,076
Honeywell International Inc.          28,122      1,076,229
Minnesota Mining &
   Manufacturing Co.                  22,228      2,556,442
Molex Inc. (Class A)                 107,014      3,273,558
Northrop Grumman Corp.                 5,944        671,969
Tyco International Ltd.                4,810        155,459
United Technologies Corp.             51,746      3,839,553
Waste Management Inc.                 54,252      1,478,367
                                                 23,356,086

CONSUMER - CYCLICAL -- 11.8%

Carnival Corp.                        56,535      1,845,868
Catalina Marketing Corp.              53,172      1,940,778(a)
Charter Communications Inc.
   (Class A)                          30,064        339,423(a,j)
Comcast Corp. (Class A)              112,544      3,578,899(a)
Delphi Corp.                          56,512        903,627
Federated Department Stores           16,603        678,233(a)
Gannett Co.Inc.                       10,071        766,403
Gemstar-TV Guide
   International Inc.                  6,524         96,490(a)
Home Depot Inc.                       88,554      4,304,610
Interpublic Group Cos.Inc.            39,408      1,350,906
Liberty Media Corp.                  315,959      3,993,722(a)
Lowe's Cos.                           31,527      1,371,109
NTL Inc.                              91,865          9,187(a,j)
Omnicom Group                         13,920      1,314,048
Safeway Inc.                          35,057      1,578,266(a)
Target Corp.                          90,414      3,898,652
Viacom Inc. (Class B)                 53,588      2,592,052(a)
Wal-Mart Stores Inc.                  53,420      3,274,112
Walt Disney Co.                       38,575        890,311
                                                 34,726,696


                                      NUMBER
                                   OF SHARES          VALUE

CONSUMER - STABLE -- 22.1%

Abbott Laboratories (Class A)         37,690  $   1,982,494
Anheuser-Busch Cos.Inc.               40,384      2,108,045
Apogent Technologies Inc.             47,991      1,184,418(a)
Avon Products                         37,899      2,058,674
Baxter International Inc.             21,156      1,259,205
Bristol-Myers Squibb Co.              78,044      3,160,002
Cardinal Health Inc.                 109,545      7,765,645
Co.lgate-Palmolive Co. (Class A)      16,593        948,290
Dentsply International Inc.           24,892        922,498
Eli Lilly & Co. (Class B)             15,257      1,162,583(j)
Energizer Holdings Inc.                8,889        211,114(a)
General Mills Inc.                    38,889      1,899,728
Gillette Co.                          26,666        906,911
IMS Health Inc.                       17,165        385,354
Johnson & Johnson                    131,022      8,509,879
Kimberly-Clark Corp.                  24,081      1,556,837
Lincare Holdings Inc.                 69,359      1,881,016(a)
Medtronic Inc.                        14,984        677,427
Merck & Co. Inc.                      91,436      5,264,885
PepsiCo.Inc.                          77,227      3,977,191
Pfizer Inc. (Class A)                169,609      6,740,262
Pharmacia Corp. (Class A)             46,296      2,087,024
Philip Morris Cos.Inc.                41,992      2,211,719
Procter & Gamble Co.                  15,256      1,374,413
Sybron Dental Specialties Inc.        13,924        279,872(a)
Tenet Healthcare Corp.                18,842      1,262,791(a)
UnitedHealth Group Inc.               12,558        959,682
Wyeth                                 38,813      2,548,073
                                                 65,286,032

ENERGY -- 8.6%

Anadarko Petroleum Corp.
    (Class A)                         21,324      1,203,527
Baker Hughes Inc.                     65,345      2,499,446
BP PLC. ADR                           25,834      1,371,785
Burlington Resources Inc.             32,140      1,288,493
ChevronTexaco Corp. (Class B)         25,791      2,328,154
Conoco Inc.                           49,260      1,437,407
Exxon Mobil Corp.                    201,851      8,847,129
Nabors Industries Inc.                56,465      2,385,646(a)
PanCanadian Energy Corp.              42,175      1,254,285
Royal Dutch Petroleum Co. ADR          9,421        511,749
Schlumberger Ltd.                     35,460      2,085,757
                                                 25,213,378

FINANCIAL -- 20.7%

Aflac Inc. (Class A)                  15,030        443,385
Allstate Corp. (Class A)              17,514        661,504
American Express Co. (Class A)        74,083      3,034,440
American International Group
   (Class A)                          86,318      6,226,981(h)
Bank of America Corp.                 56,658      3,853,877
Bank One Corp.                        37,476      1,565,747
Berkshire Hathaway Inc. (Class B)        553      1,310,057(a)
Chubb Corp.                            2,242        163,890


------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                U.S. EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE

Citigroup Inc.                       294,846  $  14,600,774(h)
Federal Home Loan
   Mortgage Corporation               18,347      1,162,649
Federal National Mortgage
   Association                        97,622      7,798,045
Fidelity National Financial Inc.
   (Class A)                          19,293        508,756
FleetBoston Financial Corp.           34,552      1,209,320
Goldman Sachs Group Inc.               3,368        303,962
Hartford Financial Services
   Group Inc.                         52,982      3,609,134
Lehman Brothers Holdings Inc.         18,135      1,172,246
Lincoln National Corp.                17,272        876,209
Loews Corp.                            7,640        447,551
Marsh & McLennan Cos.                 27,236      3,070,587
Morgan Stanley
   Dean Witter & Co.                  21,538      1,234,343
PNC Financial Services
   Group Inc.                          5,385        331,124
St.Paul Cos.                          15,702        719,937
State Street Corp.                    24,915      1,379,793(e)
Wachovia Corp.                        17,948        665,512
Washington Mutual Inc.                39,741      1,316,619
Wells Fargo & Co.                     71,178      3,516,193
                                                 61,182,635

TECHNOLOGY -- 16.2%

Analog Devices Inc. (Class A)         23,733      1,068,934(a)
Applied Materials Inc.                50,900      2,762,343(a)
Automatic Data Processing             51,360      2,992,747
Certegy Inc.                          41,773      1,658,388(a)
Cisco Systems Inc. (Class A)         109,615      1,855,782(a)
Concord EFS Inc.                       1,346         44,755(a)
Dell Computer Corp.                   97,726      2,551,626(a)
Electronic Data Systems Corp.         29,392      1,704,442(j)
Equifax Inc.                          76,502      2,287,410
First Data Corp.                      96,111      8,385,685
Hewlett-Packard Co. (Class B)         26,025        466,889
Intel Corp.                          185,617      5,644,613
International Business
   Machines Corp.                     20,212      2,102,048
Intuit Inc.                           67,401      2,585,502(a)
Microsoft Corp.                      120,959      7,295,037(a)
Oracle Corp.                          46,055        589,504(a)
Pitney Bowes Inc. (Class B)           14,406        616,577
Sun Microsystems Inc.                 33,652        296,811(a)
Texas Instruments Inc.                59,551      1,971,138
Unisys Corp.                          78,749        994,600(a)
                                                 47,874,831

TRANSPORTATION -- 0.5%

Burlington Northern
   Santa Fe Corp.                     49,698      1,499,886


                                      NUMBER
                                   OF SHARES          VALUE

UTILITIES -- 6.3%

AT&T Corp.                           123,918 $    1,945,513
Constellation Energy Group Inc.       13,023        401,760
Dominion Resources Inc.               37,214      2,424,864
Duke Energy Corp.                     71,613      2,706,971
Entergy Corp.                         13,267        575,920
Exelon Corp.                          14,450        765,417
SBC Communications Inc.               66,795      2,500,805
TXU Corp.                              8,409        458,375
Verizon Communications Inc.           70,504      3,218,508
Vodafone Group PLC. ADR              148,669      2,739,970(j)
XCEL Energy Inc. (Class A)            30,287        767,768
                                                 18,505,871

TOTAL INVESTMENTS IN SECURITIES
   (COST $273,042,694)                          283,885,794

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund                11,041,055     11,041,055
State Street Navigator Securities
   Lending Prime Portfolio           915,460        915,460(l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $11,956,515)                            11,956,515


LIABILITIES IN EXCESS OF OTHER ASSETS,
    NET (0.3)%                                     (740,511)
                                               ------------

NET ASSETS -- 100%                             $295,101,798
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The U.S. Equity Fund had the following short futures contracts open at March 31, 2002:

                           NUMBER       CURRENT
              EXPIRATION     OF        NOTIONAL    UNREALIZED
DESCRIPTION      DATE     CONTRACTS      VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P 500        June 2002      3       $(861,900)    $(2,400)


-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED
    MARCH 31, 2002?

A. The S&P 500 Index Fund generated a return of 10.76% for the six-month period ended March 31, 2002. The S&P 500 Index returned 11.00%, and our Lipper peer group of 181 S&P Index funds, gained 10.57%.

Q.  WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE?

A. After equity markets recovered solidly in the fourth quarter and showed signs of gaining momentum, declining corporate profits and concerns regarding the integrity of corporate financial statements have halted the upward momentum of returns. As a whole, the last six months have been quite positive for the S&P 500, however, and March offered a glimmer of hope, with consumer confidence inching upward, reacting to the evidence that the recession was finally ending. Technology was the most volatile sector over the course of the six month period, being the highest returning sector in the fourth quarter of 2001 (rising 35%) and the lowest returning sector in the first quarter of 2002 (declining 7%). Technology's weight in the index has dropped to 16.3%, still the second largest sector weighting behind Financials (18.5%) and ahead of Health Care (14.2%).

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES UTILIZED BY THE FUND AFFECTED PERFORMANCE?

A. We are utilizing a full replication strategy to manage the S&P 500 Index Fund. With this strategy, all 500 stocks represented in the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is held to less than 5% of the total portfolio value; much of it put to work using S&P 500 Index futures contracts. This methodology has given us the ability to consistently track with the Index. The Fund slightly underperforms the index due to the investment of cash flows and Fund fees and expenses.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE QUARTER AND WHY?

A. For the first quarter of 2002, there were five index changes announced by Standard & Poor's that impacted the Fund. Additions to the S&P 500 included Plum Creek Timber, MeadWestvaco, ACE Limited, Rational Software , and Marshall & Ilsley. Deletions from the index during the quarter included Kmart, Mead Corp, Westvaco Corp, Niagara Mohawk Holdings, and Willamette Industries. Not all the deletions were sold from the Fund, however, as some are the result of mergers or acquisitions.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. Due to the passive investment style of the Fund, it will remain fully invested in the S&P 500 in order to perform closely in line with the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                              S&P 500 Index Fund               S&P 500
11/25/97                           10000.00                    10000.00
3/98                               11643.72                    11588.04
9/98                               10862.80                    10788.18
3/99                               13888.39                    13736.76
9/99                               13949.31                    13787.86
3/00                               16475.47                    16232.22
9/00                               15878.84                    15613.58
3/02                               12901.20                    12685.18
9/02                               11618.01                    11451.37
3/02                               12868.15                    12711.00



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------


                       SIX       ONE      THREE       SINCE
                     MONTHS     YEAR      YEAR     INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
S&P 500 Index Fund    10.76%   -0.26%    -2.51%      5.97%      11/25/97
--------------------------------------------------------------------------------
S&P 500               11.00%    0.21%    -2.55%      5.69%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing primarily in equity securities of companies contained in that Index.


SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $29,150 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Consumer Stable 22.2%
Financial 17.8%
Technology 16.9%
Consumer Cyclical 14.2%
Capital Goods 8.2%
Utilities 7.5%
Energy 6.6%
Short-Term 3.1%
Basic Materials 2.7%
Transportation 0.8%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
---------------------------------------------------------
   General Electric Co.                             3.40%
---------------------------------------------------------
   Microsoft Corp.                                  3.00%
---------------------------------------------------------
   ExxonMobil Corp.                                 2.75%
---------------------------------------------------------
   Wal-Mart Stores Inc.                             2.50%
---------------------------------------------------------
   Citigroup Inc.                                   2.33%
---------------------------------------------------------
   Pfizer Inc.  (Class A)                           2.29%
---------------------------------------------------------
   Intel Corp.                                      1.88%
---------------------------------------------------------
   Johnson & Johnson                                1.82%
---------------------------------------------------------
   American International Group  (Class A)          1.72%
---------------------------------------------------------
   International Business Machines Corp.            1.64%
---------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

S&P 500 INDEX FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.7%

Air Products & Chemicals Inc.
   (Class A)                             600   $     30,990
Alcan Inc.                               900         35,667
Alcoa Inc.                             2,284         86,198
Allegheny Technologies Inc.
   (Class A)                             200          3,308
Avery Dennison Corp.                     300         18,309
Barrick Gold Corp.                     1,483         27,524
Boise Cascade Corp.                      200          7,248
Dow Chemical Co.                       2,394         78,332
Du Pont (E.I.) de Nemours & Co.        2,703        127,446
Eastman Chemical Co.                     200          9,758
Ecolab Inc.                              300         13,716
Engelhard Corp.                          300          9,309
Freeport-McMoran Copper &
   Gold Inc. (Class B)                   300          5,286(a)
Georgia-Pacific Corp.                    555         16,622
Great Lakes Chemical Corp.               100          2,817
Hercules Inc.                            200          2,662(a)
Inc.o Ltd.                               400          7,828(a)
International Paper Co.                1,275         54,838
Louisiana-Pacific Corp.                  300          3,222
MeadWestvaco Corp.                       591         19,592
Millipore Corp.                          100          4,424
Newmont Mining Corp.
   Holding Co.                         1,000         27,690
Nucor Corp.                              200         12,848
Pall Corp.                               300          6,147
Phelps Dodge Corp.                       200          8,420
Placer Dome Inc.                       1,000         12,250
Plum Creek Timber Co.Inc. (REIT)         500         14,855
PPG Industries Inc.                      500         27,455
Praxair Inc.                             400         23,920
Rohm & Haas Co.                          600         25,362
Sealed Air Corp.                         200          9,416(a)
Sigma-Aldrich                            200          9,392
United States Steel Corp.                200          3,630
Weyerhaeuser Co.                         600         37,716
Worthington Industries                   200          3,072
                                                    787,269

CAPITAL GOODS -- 8.1%

Allied Waste Industries Inc.             400          5,200(a)
American Power Conversion
   (Class B)                             400          5,912(a)
Boeing Co.                             2,200        106,150
Caterpillar Inc.                         900         51,165


                                      NUMBER
                                   OF SHARES          VALUE

Centex Corp.                             200  $      10,386
Cooper Industries Inc.                   300         12,585
Crane Co. (Class A)                      100          2,734
Cummins Inc.                             100          4,723
Danaher Corp.                            400         28,408
Deere & Co.                              600         27,330
Dover Corp.                              500         20,500
Eaton Corp.                              200         16,196
Emerson Electric Co.                   1,100         63,129
General Dynamics Corp.                   500         46,975
General Electric Co.                  26,500        992,425(h)
Goodrich Corp.                           300          9,492
Grainger (W.W.) Inc.                     300         16,869
Honeywell International Inc.           2,150         82,281
Illinois Tool Works Inc.                 800         57,880
Ingersoll-Rand Co. (Class A)             500         25,010
ITT Industries Inc.                      200         12,608
KB Home                                  100          4,340
Lockheed Martin Corp.                  1,200         69,096
Masco Corp.                            1,200         32,940
McDermott International Inc.             100          1,555(a)
Minnesota Mining &
   Manufacturing Co.                   1,100        126,511
Molex Inc.                               550         19,069
Navistar International Corp.             200          8,860
New Fluor Corp.                          200          8,158
Northrop Grumman Corp.                   300         33,915
Paccar Inc.                              200         14,642
Parker Hannifin Corp.                    300         14,970
Power-One Inc.                           200          1,636(a)
Pulte Homes Inc.                         200          9,570
Raytheon Co.                           1,000         41,050
Rockwell Automation Inc.                 400          8,024
Rockwell Collins Inc.                    500         12,610
Textron Inc.                             400         20,440
The Sherwin-Williams Co.                 400         11,392
Thermo Electron Corp.                    400          8,292(a)
Thomas & Betts Corp.                     100          2,116
Tyco International Ltd.                5,366        173,429
United Technologies Corp.              1,300         96,460
Vulcan Materials Co.                     300         14,262
Waste Management Inc.                  1,670         45,508
                                                  2,376,803

CONSUMER - CYCLICAL -- 14.2%

Albertson's Inc. (Class B)             1,041         34,499
American Greetings (Class A)             100          1,815
AOL Time Warner Inc.                  11,850        280,253(a,h)
Autozone Inc.                            300         20,655(a)
Bed Bath & Beyond Inc.                   800         27,000(a)
Best Buy Co. Inc.                        600         47,520(a)
Big Lots Inc.                            300          4,215(a)
Black & Decker Corp. (Class A)           200          9,308
Brunswick Corp.                          200          5,464
Carnival Corp.                         1,600         52,240
Cendant Corp.                          2,638         50,650(a)


------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE

Cintas Corp.                             500 $       24,930
Circuit City Stores - Circuit City
   Group                                 500          9,020
Clear Channel Communications           1,600         82,256(a)
Comcast Corp. (Class A)                2,500         79,500(a)
Cooper Tire & Rubber                     200          4,330
Costco Wholesale Corp.                 1,200         47,784(a)
CVS Corp.                              1,000         34,330
Dana Corp.                               400          8,588
Darden Restaurants Inc.                  300         12,177
Delphi Corp.                           1,518         24,273
Deluxe Corp.                             200          9,252
Dillard's Inc. (Class A)                 200          4,772
Dollar General Corp.                     941         15,319
Dow Jones & Co. Inc. (Class A)           200         11,644
Eastman Kodak Co.                        800         24,936
Family Dollar Stores                     500         16,755
Federated Department Stores              500         20,425(a)
Ford Motor Co.                         4,777         78,773
Fortune Brands Inc. (Class A)            400         19,748
Gannett Co.Inc.                          700         53,270
General Motors Corp.                   1,512         91,400
Genuine Parts Co.                        500         18,385
H&R Block Inc.                           500         22,225
Harley-Davidson Inc.                     800         44,104
Harrah's Entertainment Inc.              300         13,278(a)
Hasbro Inc.                              350          5,537
Hilton Hotels Corp.                    1,100         15,730
Home Depot Inc.                        6,300        306,243
International Game Technology            200         12,464(a)
Interpublic Group Cos.Inc.             1,000         34,280
JC Penney Co. Inc. Holding Co.           700         14,497
Johnson Controls Inc.                    200         17,662
Jones Apparel Group Inc.
   (Class A)                             300         10,485(a)
Knight Ridder Inc.                       200         13,738
Kohls Corp.                              900         64,035(a)
Kroger Co.                             2,100         46,536(a)
Leggett & Platt Inc.                     500         12,400
Liz Claiborne Inc.                       300          8,508
Lowe's Cos.                            2,100         91,329
Marriott International Inc.
   (Class A)                             600         26,970
Mattel Inc.                            1,200         25,008
Maytag Corp.                             200          8,850
McDonald's Corp.                       3,400         94,350
Meredith Corp.                           100          4,251
Moody's Corp.                            400         16,440
New York Times Co. (Class A)             400         19,144
Newell Rubbermaid Inc.                   715         22,851
Nike Inc. (Class B)                      700         42,007
Nordstrom Inc.                           300          7,350
Office Depot Inc.                        900         17,865(a)
Omnicom Group                            500         47,200
RadioShack Corp.                         500         15,020
Reebok International Ltd.                100          2,703(a)
Robert Half International Inc.           500         14,760(a)


                                      NUMBER
                                   OF SHARES          VALUE

RR Donnelley & Sons Co.                  300  $       9,330
Safeway Inc.                           1,300         58,526(a)
Sears Roebuck and Co.                    900         46,143
Snap-On Inc.                             100          3,405
Stanley Works                            200          9,250
Staples Inc. (Class A)                 1,300         25,961(a)
Starbucks Corp.                        1,000         23,130(a)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B)              500         18,805
Target Corp.                           2,400        103,488
The Gap Inc.                           2,262         34,020
The Goodyear Tire & Rubber Co.           400         10,228
The Limited Inc.                       1,216         21,766
The May Department Stores Co.            800         27,880
The McGraw-Hill Cos. Inc.                500         34,125
Tiffany & Co.                            400         14,220
TJX Cos.Inc.                             700         28,007
TMP Worldwide Inc.                       300         10,341(a)
Toys R US Inc.                           500          8,980(a)
Tribune Co.                              782         35,550
Tricon Global Restaurants Inc.           400         23,512(a)
TRW Inc.                                 300         15,441
Tupperware Corp.                         100          2,275
Univision Communications Inc.
   (Class A)                             600         25,200(a)
VF Corp.                                 300         12,975
Viacom Inc. (Class B)                  4,731        228,838(a)
Visteon Corp.                            289          4,783
Walgreen Co.                           2,700        105,813
Wal-Mart Stores Inc.                  11,900        729,351
Walt Disney Co.                        5,400        124,632
Wendy's International Inc.               300         10,494
Whirlpool Corp. (Class A)                200         15,110
Winn-Dixie Stores Inc.                   300          4,812
                                                  4,149,697

CONSUMER - STABLE -- 21.5%

Abbott Laboratories (Class A)          4,200        220,920(h)
Aetna Inc.                               400         15,528
Alberto-Culver Co. (Class B)             200         10,800
Allergan Inc. (Class A)                  400         25,860
AmerisourceBergen Corp.
    (Class A)                            322         21,993
Amgen Inc.                             2,800        167,104(a)
Anheuser-Busch Cos.Inc.                2,400        125,280
Applera Corp. - Applied
   Biosystems Group                      600         13,410
Archer-Daniels-Midland Co.             1,808         25,185
Avon Products                            600         32,592
Ball Corp.                               200          9,444
Bard (C.R.) Inc.                         100          5,905
Bausch & Lomb Inc. (Class A)             100          4,457
Baxter International Inc.              1,600         95,232
Becton Dickinson & Co.                   700         26,404
Bemis Co.                                200         10,870
Biogen Inc.                              400         19,624(a)


------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE

Biomet Inc.                              725 $       19,619
Boston Scientific Corp.                1,100         27,599(a)
Bristol-Myers Squibb Co.               5,200        210,548
Brown-Forman Corp. (Class B)             200         14,552
Campbell Soup Co.                      1,100         29,480
Cardinal Health Inc.                   1,175         83,296
Chiron Corp.                             500         22,945(a)
Cigna Corp.                              400         40,556
Clorox Co. (Class B)                     600         26,178
Co.lgate-Palmolive Co. (Class A)       1,500         85,725
Coca-Cola Enterprises Inc.             1,200         22,536
Conagra Foods Inc.                     1,400         33,950
Coors (Adolph) (Class B)                 100          6,747
Eli Lilly & Co. (Class B)              3,000        228,600(h)
Forest Laboratories Inc.                 500         40,850(a)
General Mills Inc.                     1,000         48,850
Genzyme Corp.-Genl Division              600         26,202(a)
Gillette Co.                           2,800         95,228
Guidant Corp.                            800         34,656(a)
HCA Inc.                               1,400         61,712
Health Management Associates Inc.
   (Class A)                             600         12,438(a)
Healthsouth Corp.                      1,000         14,350(a)
Hershey Foods Corp.                      400         27,416
HJ Heinz Co.                             900         37,350
Humana Inc.                              400          5,412(a)
Immunex Corp.                          1,500         45,390(a)
IMS Health Inc.                          700         15,715
International Flavors &
   Fragrances Inc.                       200          6,994
Johnson & Johnson                      8,168        530,512(h)
Kellogg Co.                            1,100         36,927
Kimberly-Clark Corp.                   1,400         90,510
King Pharmaceuticals Inc.                666         23,317(a)
Manor Care Inc.                          200          4,660(a)
McKesson Corp.                           744         27,848
Medimmune Inc.                           700         27,531(a)
Medtronic Inc.                         3,200        144,672
Merck & Co. Inc.                       6,100        351,238
Pactiv Corp. (Class A)                   400          8,008(a)
Pepsi Bottling Group Inc.
   (Class A)                             800         20,696
PepsiCo. Inc.                          4,710        242,565
Pfizer Inc. (Class A)                 16,800        667,632(h)
Pharmacia Corp. (Class A)              3,421        154,219
Philip Morris Cos.Inc.                 5,800        305,486(h)
Procter & Gamble Co.                   3,500        315,315
Quintiles Transnational Corp.            300          5,325(a)
Sara Lee Corp.                         2,106         43,721
Schering-Plough Corp.                  3,900        122,070
ST Jude Medical Inc.                     200         15,430(a)
Stryker Corp.                            500         30,165
Supervalu Inc.                           300          7,740
Sysco Corp.                            1,800         53,676
Temple-Inland Inc.                       100          5,672
Tenet Healthcare Corp.                   900         60,318(a)
The Coca-Cola Co.                      6,700        350,142(h)


                                      NUMBER
                                   OF SHARES          VALUE


Unilever N.V.                          1,539  $      87,415
UnitedHealth Group Inc.                  800         61,136
UST Inc.                                 400         15,572
Watson Pharmaceuticals Inc.              300          8,127(a)
Wellpoint Health Networks                400         25,468(a)
WM Wrigley Jr Co.                        600         31,986
Wyeth                                  3,500        229,775
Zimmer Holdings Inc.                     490         16,685(a)
                                                  6,277,061

ENERGY -- 6.6%

Amerada Hess Corp. (Class B)             200         15,872
Anadarko Petroleum Corp.
   (Class A)                             637         35,952
Apache Corp.                             330         18,770
Ashland Inc.                             200          9,102
Baker Hughes Inc.                        870         33,278
Burlington Resources Inc.                500         20,045
ChevronTexaco Corp. (Class B)          2,825        255,013
Conoco Inc.                            1,642         47,914
Devon Energy Corp.                       464         22,397
EOG Resources Inc.                       300         12,168(a)
Exxon Mobil Corp.                     18,316        802,790(h)
Halliburton Co.                        1,200         20,484
Kerr-McGee Corp.                         300         18,855
Marathon Oil Corp.                       800         23,040
Nabors Industries Inc.                   400         16,900(a)
Noble Drilling Corp.                     400         16,556(a)
Occidental Petroleum Corp.             1,000         29,150
Phillips Petroleum Co. (Class A)       1,060         66,568
Rowan Cos.Inc.                           200          4,608(a)
Royal Dutch Petroleum Co.ADR           5,700        309,624
Schlumberger Ltd.                      1,500         88,230
Sunoco Inc. (Class A)                    200          8,002
Transocean Sedco Forex Inc.              851         28,279
Unocal Corp.                             600         23,370
                                                  1,926,967

FINANCIAL -- 17.8%

ACE Ltd. (Class A)                       700         29,190
Aflac Inc. (Class A)                   1,400         41,300
Allstate Corp. (Class A)               1,900         71,763
AMBAC Financial Group Inc.
   (Class A)                             250         14,768
American Express Co. (Class A)         3,600        147,456(h)
American International Group
   (Class A)                           6,938        500,507(h)
AmSouth Bancorp (Class X)              1,000         21,980
AON Corp.                                700         24,500
Bank of America Corp.                  4,203        285,888(h)
Bank One Corp.                         3,164        132,192
BB&T Corp.                             1,200         45,732
Capital One Financial Corp.              600         38,310
Charter One Financial Inc.               560         17,483
Chubb Corp.                              500         36,550
Cincinnati Financial Corp.               400         17,464


--------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE

Citigroup Inc.                        13,713  $     679,068
Comerica Inc.                            450         28,157
Conseco Inc.                             774          2,802(a)
Countrywide Credit Ind Inc.              300         13,425
Equity Office Properties Trust         1,100         32,989
Equity Residential Properties Trust      700         20,118
Federal Home Loan Mortgage
   Corporation                         1,900        120,403
Federal National Mortgage
   Association                         2,700        215,676
Fifth Third Bancorp                    1,519        102,502
FleetBoston Financial Corp.            2,781         97,335
Franklin Resources Inc.                  700         29,344
Golden West Financial Corp.              400         25,400
Hartford Financial Services
   Group Inc.                            700         47,684
Household International Inc.           1,206         68,501
Huntington Bancshares Inc.               578         11,387
Jefferson-Pilot Corp.                    450         22,536
John Hancock Financial Services          800         30,552
JP Morgan Chase & Co.                  5,320        189,658
Keycorp                                1,100         29,315
Lehman Brothers Holdings Inc.            700         45,248
Lincoln National Corp.                   500         25,365
Loews Corp.                              500         29,290
Marsh & McLennan Cos.                    700         78,918
Marshall & Ilsley Corp.                  300         18,672
MBIA Inc.                                400         21,876
MBNA Corp.                             2,250         86,783
Mellon Financial Corp.                 1,300         50,167
Merrill Lynch & Co. Inc.               2,300        127,374
Metlife Inc.                           1,900         59,850
MGIC Investment Corp. (Class A)          300         20,529
Morgan Stanley
   Dean Witter & Co.                   3,000        171,930
National City Corp.                    1,600         49,216
Northern Trust Corp.                     600         36,066
PNC Financial Services
   Group Inc.                            800         49,192
Providian Financial Corp.                600          4,530
Regions Financial Corp.                  600         20,610
Safeco Corp.                             300          9,612
SouthTrust Corp.                         900         23,760
St.Paul Cos.                             600         27,510
State Street Corp.                       900         49,842(e)
Stilwell Financial Inc.                  600         14,694
SunTrust Banks Inc.                      800         53,384
Synovus Financial Corp.                  800         24,384
T Rowe Price Group Inc.                  300         11,679
The Bank of New York Co. Inc.          2,000         84,040
The Bear Stearns Cos. Inc.               320         20,080(a)
The Charles Schwab Corp.               3,600         47,124
The Progressive Corp.                    200         33,324
Torchmark Corp.                          300         12,087
Union Planters Corp.                     400         18,956
UnumProvident Corp.                      646         18,043
US Bancorp                             5,106        115,242


                                      NUMBER
                                   OF SHARES          VALUE

USA Education Inc.                       400 $       39,120
Wachovia Corp.                         3,610        133,859
Washington Mutual Inc.                 2,533         83,918
Wells Fargo & Co.                      4,500        222,300
XL Capital Ltd.                          400         37,340
Zions Bancorporation                     300         17,781
                                                  5,185,630

TECHNOLOGY -- 16.9%

ADC Telecommunications Inc.            1,800          7,326(a)
Adobe Systems Inc. (Class A)             600         24,174
Advanced Micro Devices Inc.
   (Class A)                           1,000         14,710(a)
Agilent Technologies Inc.              1,195         41,777(a)
Altera Corp.                           1,000         21,870(a)
Analog Devices Inc. (Class A)          1,000         45,040(a)
Andrew Corp. (Class B)                   200          3,346(a)
Apple Computer Inc.                      900         21,303(a)
Applied Materials Inc.                 2,200        119,394(a)
Applied Micro Circuits Corp.
   (Class A)                             700          5,600(a)
Autodesk Inc.                            100          4,669
Automatic Data Processing              1,700         99,059
Avaya Inc.                               640          4,723(a)
BMC Software Inc.                        600         11,670(a)
Broadcom Corp. (Class A)                 700         25,130(a)
CIENA Corp.                              900          8,100(a)
Cisco Systems Inc. (Class A)          19,700        333,521(a,h)
Citrix Systems Inc.                      500          8,640(a)
Compaq Computer Corp.                  4,472         46,732
Computer Associates
    International Inc.                 1,550         33,930
Computer Sciences Corp.                  500         25,375(a)
Compuware Corp.                        1,000         12,910(a)
Comverse Technology Inc.                 500          6,335(a)
Concord EFS Inc.                       1,300         43,225(a)
Conexant Systems Inc.                    600          7,230(a)
Convergys Corp.                          500         14,785(a)
Corning Inc.                           2,500         19,050
Dell Computer Corp.                    7,000        182,770(a)
Electronic Data Systems Corp.          1,300         75,387
EMC Corp.                              5,862         69,875(a)
Equifax Inc.                             400         11,960
First Data Corp.                       1,000         87,250
Fiserv Inc.                              500         22,995(a)
Gateway Inc.                             700          4,424(a)
Hewlett-Packard Co. (Class B)          5,300         95,082
Intel Corp.                           18,000        547,380(h)
International Business
   Machines Corp.                      4,600        478,400(h)
Intuit Inc.                              600         23,016(a)
Jabil Circuit Inc.                       500         11,765(a)
JDS Uniphase Corp.                     3,600         21,204(a)
Kla-Tencor Corp.                         500         33,250(a)
Lexmark International Inc.
   (Class A)                             400         22,872(a)




------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE

Linear Technology Corp.                  900  $      39,798
LSI Logic Corp.                        1,000         17,000(a)
Lucent Technologies Inc.               9,090         42,996(h)
Maxim Integrated Products                900         50,139(a)
Mercury Interactive Corp.                200          7,530(a)
Micron Technology Inc.
    (Series A)                         1,600         52,640(a)
Microsoft Corp.                       14,500        874,495(a,h)
Motorola Inc.                          5,861         83,226
National Semiconductor Corp.             500         16,845(a)
NCR Corp. (Class A)                      300         13,425(a)
Network Appliance Inc.                   800         16,304(a)
Nortel Networks Corp.                  8,480         38,075
Novell Inc.                              800          3,112(a)
Novellus Systems Inc.                    400         21,656(a)
Nvidia Corp.                             400         17,744(a)
Oracle Corp.                          14,700        188,160(a)
Palm Inc.                              1,339          5,343(a)
Parametric Technology Corp.              600          3,624(a)
Paychex Inc.                           1,000         39,700
Peoplesoft Inc.                          800         29,224(a)
PerkinElmer Inc.                         300          5,550
Pitney Bowes Inc. (Class B)              700         29,960
PMC - Sierra Inc.                        400          6,512(a)
QLogic Corp.                             300         14,856(a)
Qualcomm Inc.                          2,100         79,044(a)
Rational Software Corp.                  500          7,915(a)
Sabre Holdings Corp. (Class A)           328         15,321(a)
Sanmina-SCI Corp.                      1,400         16,450(a)
Sapient Corp.                            300          1,425(a)
Scientific-Atlanta Inc.                  400          9,240
Siebel Systems Inc.                    1,200         39,132(a)
Solectron Corp.                        2,200         17,160(a)
Sun Microsystems Inc.                  8,800         77,616(a)
Symbol Technologies Inc.                 500          5,620
Tektronix Inc.                           200          4,732(a)
Tellabs Inc.                           1,100         11,517(a)
Teradyne Inc.                            500         19,715(a)
Texas Instruments Inc.                 4,600        152,260
Unisys Corp.                             700          8,841(a)
Veritas Software Corp.                 1,100         48,213(a)
Vitesse Semiconductor Corp.              400          3,920(a)
Waters Corp.                             400         11,188(a)
Xerox Corp.                            2,000         21,500
Xilinx Inc.                              900         35,874(a)
Yahoo Inc.                             1,500         27,705(a)
                                                  4,929,556

TRANSPORTATION -- 0.8%

AMR Corp.                                400         10,564(a)
Burlington Northern
   Santa Fe Corp.                      1,000         30,180
CSX Corp.                                600         22,866
Delta Air Lines Inc.                     300          9,816


                                      NUMBER
                                   OF SHARES          VALUE

FedEx Corp.                              800  $      46,480(a)
Norfolk Southern Corp.                 1,000         23,940
Ryder System Inc.                        100          2,954
Southwest Airlines Co.                 2,050         39,668
Union Pacific Corp.                      700         43,498
US Airways Group Inc.                    200          1,290(a)
                                                    231,256

UTILITIES -- 7.5%

AES Corp. (Class A)                    1,400         12,600(a)
Allegheny Energy Inc. (Class A)          300         12,405
Alltel Corp. (Class A)                   800         44,440
Ameren Corp. (Class A)                   400         17,100
American Electric Power
   (Class A)                             840         38,716
AT&T Corp.                             9,561        150,108(h)
AT&T Wireless Services Inc.
   (Class B)                           7,109         63,626(a)
BellSouth Corp.                        5,000        184,300
Calpine Corp.                            700          8,890(a)
CenturyTel Inc.                          400         13,600
Cinergy Corp.                            400         14,300
Citizens Co.mmunications Co.             600          6,450(a)
CMS Energy Corp.                         300          6,789
Consolidated Edison Inc.                 600         25,146
Constellation Energy Group Inc.          400         12,340
Dominion Resources Inc.                  684         44,569
DTE Energy Co.                           400         18,200
Duke Energy Corp.                      2,200         83,160
Dynegy Inc. (Class A)                    900         26,100
Edison International                     900         15,075(a)
EL Paso Corp.                          1,383         60,893
Entergy Corp.                            600         26,046
Exelon Corp.                             875         46,349
FirstEnergy Corp.                        831         28,736
FPL Group Inc.                           500         29,775
KeySpan Corp.                            400         14,556
Kinder Morgan Inc.                       300         14,529
Mirant Corp.                             985         14,233(a)
Nextel Communications Inc.
   (Class A)                           2,200         11,836(a)
Nicor Inc.                               100          4,555
NiSource Inc.                            547         12,554
Peoples Energy Corp.                     100          3,938
PG&E Corp.                             1,000         23,560(a)
Pinnacle West Capital Corp.              200          9,070
PPL Corp.                                400         15,844
Progress Energy Inc.                     575         28,773
Public Service Enterprise
   Group Inc.                            600         27,480
Qwest Communications
   International                       4,417         36,308
Reliant Energy Inc.                      800         20,632
SBC Communications Inc.                8,953        335,200(h)


-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE

Sempra Energy                            550 $       13,833
Sprint Corp.-FON Group                 2,400         36,696
Sprint Corp.-PCS Group                 2,600         26,754(a)
TECO Energy Inc.                         300          8,589
The Southern Co.                       1,800         47,682
TXU Corp.                                700         38,157
Verizon Communications Inc.            7,266        331,693
Williams Cos.Inc.                      1,400         32,984
WorldCom Inc. - WorldCom
   Group                               7,821         52,714(a)
XCEL Energy Inc. (Class A)               915         23,188
                                                  2,175,071

TOTAL INVESTMENTS IN SECURITIES
   (COST $32,729,853)                            28,039,310

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund       527,840        527,840
Money Market Obligations Trust       383,329        383,329
                                                    911,169

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.7%

United States Treasury Bill (Class B)
1.76%       06/13/02                $200,000        199,274(d)


TOTAL SHORT-TERM INVESTMENTS
   (COST $1,110,443)                              1,110,443


OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                          27,812
                                                -----------


NET ASSETS -- 100%                              $29,177,565
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The S&P 500 Index Fund had the following long futures contracts open at March 31, 2002:

                                    NUMBER           CURRENT
                  EXPIRATION          OF            NOTIONAL        UNREALIZED
DESCRIPTION          DATE          CONTRACTS          VALUE        DEPRECIATION
--------------------------------------------------------------------------------

S&P 500            June 2002           4           $1,149,200        $(21,650)


----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED MARCH 31, 2002?

A. The Value Equity Fund gained 11.91% for the six months ended March 31, 2002. The Fund outperformed its broad-based index, the Standard & Poor's 500/BARRA Value Composite Index , which returned 9.58%. The Fund also outperformed its Lipper peer group of 852 Large Cap Core funds, which gained 10.30%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31,
    2002?

A. Our outperformance was driven by the fact that our valuation discipline kept us out of several stocks which declined substantially (BellSouth, WorldCom and AOL, for example). In addition, a number of our retail holdings performed well.

Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The holdings that helped us the most were Applied Material, First Data, Intel, Target, Nabors and Wal-Mart. On the other hand, being overweight, Merck, Bristol Myers and Cardinal Health detracted from performance.

Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?

A. Despite interest rate cuts by the Federal Reserve, and initial signs of an economic recovery, the market has continued to be volatile. In terms of the Fund, we continue to own those companies that have demonstrated solid earnings growth. We look at the swings in the market as opportunities to scale, buy, or sell those stocks that become, respectively, undervalued or overvalued relative to the market, to their peers, and/or to their earnings growth rate.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We continue to expect the stock market to remain volatile. The team continues to focus on fundamental research and stock selection, and we plan to maintain the relative value discipline that has rewarded us over the years. Our approach for finding under-appreciated stocks with an investment catalyst has positioned the portfolio for solid relative performance over the next several years.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

              Value Equity Fund     S&P 500/BARRA Value    Russell 1000 Value
2/2/2000          10000.00               10000.00               10000.00
3/00              10550.00               10371.35               10385.65
6/00              10360.00                9904.90                9883.33
9/00              10390.00               10778.69               10668.83
12/00             10383.52               10949.38               11052.15
3/02              9588.65                10235.03               10404.33
6/02              9890.50                10680.92               10906.86
9/02              8763.61                 8955.08                9713.44
12/02             9501.91                 9668.46               10429.70
3/02              9807.11                 9812.82               10859.32


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                          SIX          ONE         SINCE
                        MONTHS        YEAR      INCEPTION*     COMMENCEMENT
--------------------------------------------------------------------------------
Value Equity Fund      11.91%         2.28%      -0.90%            2/2/00
--------------------------------------------------------------------------------
S&P 500/BARRA Value     9.58%        -4.13%      -0.87%
--------------------------------------------------------------------------------
Russell 1000 Value     11.80%         4.37%       3.88%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $127,867 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Financial 21.3%
Consumer - Stable 19.6%
Technology 13.7%
Energy 10.8%
Consumer - Cyclical 9.9%
Utilities 8.6%
Capital Goods 8.0%
Basic Materials 3.5%
Short Term 3.5%
Transportation 1.1%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------
   Citigroup Inc.                            3.97%
--------------------------------------------------
   ExxonMobil Corp.                          3.67%
--------------------------------------------------
   Johnson & Johnson                         2.70%
--------------------------------------------------
   Federal National Mortgage Association     2.06%
--------------------------------------------------
   Wal-Mart Stores Inc.                      2.05%
--------------------------------------------------
   Microsoft Corp.                           2.03%
--------------------------------------------------
   Hartford Financial Services Group Inc.    1.96%
--------------------------------------------------
   Merck & Co. Inc.                          1.91%
--------------------------------------------------
   Cardinal Health Inc.                      1.88%
--------------------------------------------------
   Bank of America Corp.                     1.85%
--------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.5%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.5%

Alcoa Inc.                            17,515     $  661,016
Barrick Gold Corp.                    37,869        702,849
Bowater Inc.                           8,616        429,077
Rayonier Inc.                          5,600        298,368
Rohm & Haas Co.                       11,487        485,555
Sigma-Aldrich                          2,756        129,422
Weyerhaeuser Co.                      27,821      1,748,828
                                                  4,455,115

CAPITAL GOODS -- 8.2%

Boeing Co.                             7,180        346,435
Dover Corp.                           10,051        412,091
Eaton Corp.                            5,205        421,501
Emerson Electric Co.                  25,489      1,462,814
General Dynamics Corp.                20,462      1,922,405
Honeywell International Inc.          13,821        528,930
Ingersoll-Rand Co. (Class A)           2,454        122,749
Lockheed Martin Corp.                  6,462        372,082
Minnesota Mining &
   Manufacturing Co.                  11,355      1,305,939
Molex Inc. (Class A)                  20,462        625,933
Northrop Grumman Corp.                 4,756        537,666
Raytheon Co.                           9,692        397,857
United Technologies Corp.             24,830      1,842,386
                                                 10,298,788

CONSUMER - CYCLICAL -- 10.1%

Albertson's Inc. (Class B)             7,898        261,740(j)
Comcast Corp. (Class A)               19,205        610,719(a)
Costco Wholesale Corp.                 7,722        307,490(a)
Delphi Corp.                          17,601        281,440
Federated Department Stores           11,667        476,597(a)
Gannett Co.Inc.                        8,059        613,290
Home Depot Inc.                       16,639        808,822
Interpublic Group Cos.Inc.             4,060        139,177
Liberty Media Corp.                   45,472        574,766(a)
Lowe's Cos.                           25,222      1,096,905
Omnicom Group                          7,248        684,211
Safeway Inc.                          17,480        786,950(a)
Target Corp.                          52,770      2,275,442
TRW Inc.                               2,846        146,484
Viacom Inc. (Class B)                  9,061        438,281(a)
Wal-Mart Stores Inc.                  42,740      2,619,535(h)
Walt Disney Co.                       24,522        565,968
                                                 12,687,817

CONSUMER - STABLE -- 20.1%

Abbott Laboratories (Class A)          4,308        226,601
Anheuser-Busch Cos.Inc.               22,077      1,152,419
Avon Products                         16,154        877,485
Baxter International Inc.             10,410        619,603


                                      NUMBER
                                   OF SHARES          VALUE

Biogen Inc.                            1,354    $    66,427(a)
Bristol-Myers Squibb Co.              25,129      1,017,473
Cardinal Health Inc.                  33,981      2,408,913(h)
Co.lgate-Palmolive Co. (Class A)       7,180        410,337
Eli Lilly & Co. (Class B)             12,205        930,021
General Mills Inc.                    11,847        578,726
Guidant Corp.                          1,692         73,297(a)
Hershey Foods Corp.                    3,949        270,664(j)
IMS Health Inc.                        6,282        141,031
Johnson & Johnson                     53,129      3,450,729
Kimberly-Clark Corp.                  19,266      1,245,547
Medtronic Inc.                         4,943        223,473
Merck & Co. Inc.                      42,360      2,439,089
PepsiCo.Inc.                          30,872      1,589,908
Pfizer Inc. (Class A)                 54,026      2,146,993
Pharmacia Corp. (Class A)             25,129      1,132,815
Philip Morris Cos.Inc.                14,539        765,769
Procter & Gamble Co.                  12,205      1,099,548
Sara Lee Corp.                         6,768        140,504
Sysco Corp.                           12,252        365,355
Tenet Healthcare Corp.                 9,470        634,679(a)
UnitedHealth Group Inc.                6,024        460,354
Wyeth                                  9,513        624,528
                                                 25,092,288

ENERGY -- 11.0%

Baker Hughes Inc.                     25,129        961,184
BP PLC. ADR                           20,670      1,097,577
Burlington Resources Inc.             19,266        772,374
ChevronTexaco Corp. (Class B)         20,634      1,862,631
Conoco Inc.                           39,412      1,150,042
EOG Resources Inc.                     6,652        269,805(a)
Exxon Mobil Corp.                    107,155      4,696,604
GlobalSantaFe Corp.                    8,752        286,190
Nabors Industries Inc.                19,385        819,016(a,j)
PanCanadian Energy Corp.              33,744      1,003,547(j)
Petro-Canada                           5,776        149,079
Phillips Petroleum Co. (Class A)       4,376        274,813
Royal Dutch Petroleum Co.ADR           7,539        409,518
                                                 13,752,380

FINANCIAL -- 21.7%

Allstate Corp. (Class A)              14,011        529,195
American Express Co. (Class A)        30,919      1,266,442
American International Group
   (Class A)                          25,175      1,816,125
Bank of America Corp.                 34,821      2,368,524(h)
Bank One Corp.                         1,806         75,455
Blackrock Inc. (Class A)               8,974        400,240(a,j)
Capital One Financial Corp.              677         43,226
Chubb Corp.                            1,626        118,861
Citigroup Inc.                       102,467      5,074,166(h)
Federal Home Loan Mortgage
   Corporation                        14,679        930,208
Federal National Mortgage
   Association                        32,969      2,633,564
Fifth Third Bancorp                    6,652        448,877
FleetBoston Financial Corp.           20,462        716,170
Goldman Sachs Group Inc.               2,692        242,953


------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE

Hartford Financial Services
   Group Inc.                         36,785  $   2,505,794
John Hancock Financial Services        6,282        239,910
Lehman Brothers Holdings Inc.          8,975        580,144
Lincoln National Corp.                13,821        701,139
Marsh & McLennan Cos.                  9,107      1,026,723
Merrill Lynch & Co. Inc.               5,744        318,103
Morgan Stanley
   Dean Witter & Co.                  17,231        987,509
PNC Financial Services Group Inc.      4,307        264,837
St.Paul Cos.                          12,565        576,105
Wachovia Corp.                        14,359        532,432
Waddell & Reed Financial Inc.
   (Class A)                           7,248        220,919(a)
Washington Mutual Inc.                10,615        351,675
Wells Fargo & Co.                     45,052      2,225,569
                                                 27,194,865

TECHNOLOGY -- 14.0%

Analog Devices Inc. (Class A)         14,435        650,152(a,h)
Applied Materials Inc.                24,770      1,344,268(a)
Automatic Data Processing              8,616        502,054
Axcelis Technologies Inc.             21,952        313,914(a)
Certegy Inc.                          12,604        500,379(a)
Cisco Systems Inc. (Class A)           7,180        122,184(a)
Compaq Computer Corp.                 35,898        375,134
Convergys Corp.                       16,514        488,319(a)
Dell Computer Corp.                   30,154        787,321(a)
Electronic Data Systems Corp.         10,051        582,857(j)
First Data Corp.                      26,626      2,323,119(h)
Hewlett-Packard Co. (Class B)         20,821        373,529
Intel Corp.                           71,796      2,183,316
International Business
   Machines Corp.                     16,154      1,680,016
Intuit Inc.                           13,282        509,498(a)
Microsoft Corp.                       43,078      2,598,034(a)
Oracle Corp.                          18,846        241,229(a)
Pitney Bowes Inc. (Class B)           11,527        493,356
Sun Microsystems Inc.                 26,923        237,461(a)
Texas Instruments Inc.                26,626        881,321
Unisys Corp.                          28,718        362,708(a)
                                                 17,550,169

TRANSPORTATION -- 1.1%

Burlington Northern
   Santa Fe Corp.                     31,001        935,610
Canadian Pacific Railway Ltd.          9,592        205,461
Union Pacific Corp.                    4,552        282,861
                                                  1,423,932

UTILITIES -- 8.8%

AT&T Corp.                            70,062      1,099,973
Constellation Energy Group Inc.       10,421        321,488
Dominion Resources Inc.               21,704      1,414,233
Duke Energy Corp.                     42,360      1,601,208(h)
Entergy Corp.                         10,615        460,797
Exelon Corp.                          11,559        612,280
FPL Group Inc.                        10,051        598,537


                                      NUMBER
                                   OF SHARES          VALUE

SBC Communications Inc.               53,438  $   2,000,719
TXU Corp.                              6,641        362,001(j)
Verizon Communications Inc.           41,688      1,903,057
XCEL Energy Inc. (Class A)            24,231        614,254
                                                 10,988,547

TOTAL INVESTMENTS IN SECURITIES
   (COST $119,102,850)                          123,443,901

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     1,707,101      1,707,101
State Street Navigator Securities
   Lending Prime Portfolio         2,715,781      2,715,781(l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,422,882)                              4,422,882

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (2.0)%                                    (2,562,160)
                                               ------------

NET ASSETS -- 100%                             $125,304,623
                                               ============

------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE MID-CAP GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED MARCH 31, 2002?

A. The Mid-Cap Growth Fund returned 15.72% for the six-month period ended March 31, 2002. The Fund lagged its benchmark index, the Standard & Poor's MidCap 400 Index, which returned 25.92%. For the same period, our Lipper peer group of 377 Multi-Cap Core funds had an average return of 13.01%, ranking the Mid-Cap Growth Fund's performance in the top quartile on a six-month basis when compared to its peer group.

Q.  WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE FOR THE SIX MONTH PERIOD?

A. The Fund underperformed the S&P 400 Mid Cap Index mainly due to an emphasis on certain underperforming industries within the consumer stable and technology sectors. In addition, our underweight position in the consumer cyclical stocks and the technology sector as a whole, together with an overweighting in the relatively weak-performing consumer stable sector, detracted from performance. Our above average cash position also negatively impacted performance during the period. On the positive side, solid stock selection in basic materials, and a continued significant underweight in the struggling utility sector, particularly communication services, helped returns for the period. Our decision to underweight utilities was driven by concerns over sector valuation, as well as our negative view of the telecommunication services industry, which led us to avoid stocks that performed poorly during the six months ended March 31, 2002.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. We continue to focus on investing in companies with solid earnings growth prospects, strong visibility, and superior fundamentals for the long term. New companies being added to the Fund must be priced reasonably based on expected earnings growth in comparison to the market, as well as in comparison to their respective peer groups. We believe companies with high quality management teams and a focus on shareholder value will produce sustainable gains over the long term. We do not and will not invest in, or speculate on, companies with operating losses and no material track record in managing their business.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the past six months, we have repositioned the Fund in several areas. We reduced our overweight in the capital goods sector through the sale of selected stocks that had reached our price targets. While we have remained underweight in financials, we have added to our position in high quality, regional bank stocks. We increased our holdings in technology, focusing mainly on companies that should be positioned to benefit from an economic rebound. In the consumer stable sector, particularly in healthcare, we continue to selectively add stocks that, in our view, benefit from strong long-term business fundamentals.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that the U.S. economy will experience a subdued recovery in the second half of 2002. However, the recent strong rally in the market has lifted economically sensitive stocks in the consumer cyclical and technology sectors to levels that reflect a stronger recovery than we expect. As a result, we are maintaining our underweight in consumer cyclicals and continue to emphasize the more defensive computer services companies in the technology sector. In addition, we remain underweight in financial stocks, as we believe they fully reflect the benefit of the Federal Reserve's interest rate cuts of 2001, yet do not fully reflect the risks of further credit deterioration. We are overweight in the capital goods sector as we think these stocks will benefit from an improved economy in 2002 and are trading at attractive valuations. Finally, we also remain overweight in the consumer stable sector, specifically healthcare stocks, due to positive demographic trends and reasonable stock valuations.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                   Mid-Cap Growth Fund            S&P Mid Cap 400
11/25/97                10000.00                      10000.00
3/98                    11276.71                      11536.79
9/98                     8875.28                       9662.50
3/99                    10595.87                      11567.04
9/99                    10223.56                      12093.80
3/00                    13686.36                      15972.98
9/00                    13706.59                      17322.10
3/02                    12159.47                      14865.77
9/02                    10900.42                      14038.43
3/02                    12614.44                      17677.65


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                        SIX       ONE      THREE     SINCE
                      MONTHS     YEAR      YEAR   INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Growth Fund   15.72%     3.74%     5.98%     5.49%       11/25/97
--------------------------------------------------------------------------------
S&P MidCap 400        25.92%    18.92%    15.19%    14.05%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of mid-cap companies that the portfolio manager believes have above-average growth potential.


SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $27,367 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Short Term 28.5%
Consumer-Stable 17.8%
Technology 14.9%
Financial 9.8%
Consumer-Cyclical 9.2%
Capital Goods 8.7%
Energy 6.0%
Basic Materials 2.6%
Utilities 1.6%
Miscellaneous 0.9%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   Apogent Technologies Inc.                                           1.79%
--------------------------------------------------------------------------------
   Caremark Rx Inc.                                                    1.75%
--------------------------------------------------------------------------------
   Tenet Healthcare Corp.                                              1.74%
--------------------------------------------------------------------------------
   Mettler Toledo International Inc.                                   1.74%
--------------------------------------------------------------------------------
   AmerisourceBergen Corp.  (Class A)                                  1.70%
--------------------------------------------------------------------------------
   Molex Inc.  (Class A)                                               1.68%
--------------------------------------------------------------------------------
   Quest Diagnostics Inc.                                              1.55%
--------------------------------------------------------------------------------
   Hartford Financial Services Group Inc.                              1.51%
--------------------------------------------------------------------------------
   Sungard Data Systems Inc.                                           1.48%
--------------------------------------------------------------------------------
   Sealed Air Corp.                                                    1.48%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                             MID-CAP GROWTH FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

MID-CAP GROWTH FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.0%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.3%

Praxair Inc.                           3,204    $   191,599
Rohm & Haas Co.                        2,566        108,465
Sealed Air Corp.                       8,588        404,323(a,j)
                                                    704,387

CAPITAL GOODS -- 11.1%

Danaher Corp.                          2,386        169,454(j)
Dover Corp.                            6,134        251,494
Integrated Defense
   Technologies Inc.                   8,133        225,691(a,j)
ITT Industries Inc.                    2,181        137,490
Martin Marietta Materials              3,749        158,283
Mettler Toledo International Inc.     10,497        475,094(a,j)
Molex Inc. (Class A)                  14,995        458,697
Thermo Electron Corp.                 14,859        308,027
Tyco International Ltd.                2,809         90,787
United Defense Industries Inc.         3,497         93,720(a)
                                                  2,368,737

CONSUMER- CYCLICAL -- 11.8%

Apollo Group Inc. (Class A)            1,327         71,061(a)
Bed Bath & Beyond Inc.                 6,134        207,023(a)
BJ's Wholesale Club Inc.               1,382         61,775(a)
CDW Computer Centers Inc.              3,753        188,926(a)
Charter Communications Inc.
   (Class A)                          22,152        250,096(a,j)
DST Systems Inc.                       4,090        203,682(a)
Federated Department Stores            8,861        361,972(a)
Interpublic Group Cos.Inc.            10,911        374,029(j)
Jones Apparel Group Inc.
   (Class A)                           3,408        119,110(a)
Kroger Co.                            11,042        244,691(a)
Viad Corp.                            12,064        337,792
Westwood One Inc.                      2,322         89,049(a)
                                                  2,509,206

CONSUMER - STABLE -- 23.5%

Alcon Inc. (Class A)                   3,304        111,840(a)
AmerisourceBergen Corp.
   (Class A)                           6,816        465,533(j)
Apogent Technologies Inc.             19,903        491,206(a,h)
Barr Laboratories Inc.                 3,408        224,315(a,j)
Cardinal Health Inc.                   3,545        251,305
Caremark Rx Inc.                      24,608        479,856(a,j)
Dentsply International Inc.            8,179        303,114
Estee Lauder Cos.Inc. (Class A)        4,430        151,329(j)
Genentech Inc.                         5,317        268,243(a)
Genzyme Corp.-Genl Division            1,644         71,794(a,j)
Gilead Sciences Inc.                   5,319        191,431(a,j)


                                      NUMBER
                                   OF SHARES          VALUE

Henry Schein Inc.                      3,051  $     134,397(a,h)
Idec Pharmaceuticals Corp.             5,794        372,554(a,j)
IVAX Corp.                             6,240        100,152(a,j)
Manor Care Inc.                       11,928        277,922(a,j)
Quest Diagnostics Inc.                 5,112        423,529(a)
RJ Reynolds Tobacco Holdings Inc.      2,386        154,494
Tenet Healthcare Corp.                 7,089        475,105(a,h)
Viasys Healthcare Inc.                 2,113         47,521(a)
                                                  4,995,640

ENERGY -- 7.7%

BJ Services Co.                        5,384        185,587(a,j)
Devon Energy Corp.                     3,751        181,061(j)
GlobalSantaFe Corp.                    7,667        250,711
Murphy Oil Corp.                       1,022         98,112(j)
Nabors Industries Inc.                 4,037        170,563(a,j)
National-Oilwell Inc.                  3,962        100,358(a,j)
Ocean Energy Inc.                      3,981         78,784
Phillips Petroleum Co. (Class A)       5,581        350,487
Valero Energy Corp.                    1,756         86,957(j)
Weatherford International Inc.         2,726        129,839(a,j)
                                                  1,632,459

FINANCIAL -- 12.6%

American International Group
   (Class A)                           5,112        368,780(h)
Everest Re Group Ltd.                  4,499        311,961
Golden State Bancorp Inc.              4,771        141,651
Hartford Financial Services
   Group Inc.                          6,066        413,216
M&T Bank Corp.                         2,576        207,033(j)
MGIC Investment Corp. (Class A)        1,067         73,015
Nationwide Financial Services
    (Class A)                          5,998        256,714
North Fork Bancorporation Inc.         4,088        145,369
SEI Investments Co.                    6,475        277,195
Waddell & Reed Financial Inc.
   (Class A)                           6,816        207,752(a,j)
Zions Bancorporation                   4,703        278,747
                                                  2,681,433

MISCELLANEOUS -- 0.7%

Midcap SPDR Trust Series 1             1,490        147,212

TECHNOLOGY -- 19.2%

Advanced Fibre Communication
   (Class A)                           1,839         35,290(a)
Affiliated Computer Services Inc.
   (Class A)                           6,112        343,067(a,j)
Analog Devices Inc. (Class A)          5,454        245,648(a,h)
Atmel Corp.                           25,901        262,636(a,j)
Cadence Design Systems Inc.           10,224        231,165(a,j)
Concord EFS Inc.                      10,906        362,625(a)
Convergys Corp.                       10,224        302,324(a)
Cypress Semiconductor Corp.            2,486         57,178(a,j)
Electronic Arts Inc.                   2,727        165,802(a)
Fiserv Inc.                            4,601        211,600(a)


------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             MID-CAP GROWTH FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE

Integrated Device Technology Inc.      1,314   $     43,677  (a)
International Rectifier Corp.          1,704         77,379(a,j)
Intuit Inc.                            8,328        319,462(a)
Nvidia Corp.                           2,726        120,925(a,j)
Polycom Inc.                           6,498        159,851(a,j)
RF Micro Devices Inc.                  9,199        164,662(a,j)
Sanmina-SCI Corp.                     15,020        176,485(a)
Sungard Data Systems Inc.             12,269        404,509(a)
Symantec Corp.                         3,408        140,444(a,j)
Waters Corp.                           9,202        257,380(a,j)
                                                  4,082,109

UTILITIES -- 2.1%

Dynegy Inc. (Class A)                  6,816        197,664(j)
EL Paso Corp.                          2,863        126,058(j)
Telephone & Data Systems Inc.          1,363        120,278
                                                    444,000

TOTAL INVESTMENTS IN SECURITIES
   (COST $17,776,070)                            19,565,183

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 36.7%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     1,664,433      1,664,433
State Street Navigator Securities
   Lending Prime Portfolio         6,137,365      6,137,365(l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $7,801,798)                              7,801,798


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (28.7)%                                   (6,095,575)
                                                -----------

NET ASSETS -- 100%                              $21,271,406
                                                ===========

-------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED MARCH 31, 2002?

A. The Mid-Cap Value Equity Fund returned 20.72% for the six-month period ended March 31, 2002, while its benchmark, the Standard & Poor's MidCap BARRA Value Index, returned 25.90% for the same period. During the period, the Fund shifted from the Multicap Value Lipper peer group into the Mid Cap Value Lipper group, as the portfolio continued to be repositioned under new management. For the period, the Lipper peer group of 540 Multicap Value funds had an average return of 13.91%. The Fund's performance ranked in the top tenth percentile on a six-month basis when compared to this peer group. The new Lipper peer group of 188 MidCap Value funds had an average return of 23.02% for the period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2002?

A. Consumer cyclical and technology stocks benefited from an improving economic outlook. Our underweight positions in these sectors, plus our lack of exposure to several strong performing stocks, negatively impacted the portfolio. Also contributing to the underperformance was disappointing stock selection in the consumer stable sector. Healthcare stocks such as Watson Pharmaceuticals and Manor Care hurt the portfolio's performance. Our above average cash position also negatively affected the Fund during the period. On the positive side, capital goods and energy stocks benefited from an improved economic outlook. Solid stock selection and our overweight position in capital goods had a positive impact on the portfolio. Capital good stocks such as ITT Industries and Textron performed well during the period. Revived demand for oil and gas drove energy stocks higher. Two oil service concerns, Nabors Industries and Ensco International, were major beneficiaries of the market's renewed focus on the energy sector. The Fund also benefited from strong stock picks in the utility sector, as investors rotated back into traditional utilities after the Enron debacle and focused on stocks that generated attractive yields. Holdings such as OGE Corporation, Teco Energy and Allete Inc. had strong performance during the period.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. The focus of the Fund continues to be on investing in attractively-priced stocks of companies with solid earnings prospects, strong market share and superior long-term business fundamentals. New companies being purchased in the Fund must be priced reasonably, based on their earnings outlook in comparison to the market, as well as to their relevant peer group. We believe companies with high quality management teams, superior returns, and a focus on shareholder value will produce sustainable gains over the long term.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past six months, we have repositioned the Fund in several areas. In the basic materials and consumer cyclical sectors we continued to take profits, as these cyclical stocks rallied in reaction to interest rate cuts by the Federal Reserve and expectations of a robust recovery. Both the financial and technology sectors have played a limited role, and the Fund has been selectively adding stocks in these areas as valuations become more attractive. We have also added to our energy and utility holdings based on attractive valuations and an improved outlook for commodity prices. Finally, our cautious outlook during the period has caused us to add to our positions in consumer stable stocks, especially in the healthcare area.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that the U.S. economy will experience a subdued recovery in the second half of 2002. However, the recent strong rally in the market has lifted economically sensitive stocks in the consumer cyclical and technology sectors to levels that reflect a stronger recovery than we expect. As a result, we are maintaining our underweight in consumer cyclicals and continue to emphasize the more defensive computer services companies in the technology sector. In addition, we remain underweight in financial stocks, as we believe they fully reflect the benefit of the Federal Reserve's interest rate cuts of 2001, yet do not fully reflect the risks of further credit deterioration. We are overweight in the capital goods sector, as we think these stocks will benefit from an improved economy in 2002 and are trading at attractive valuations. Finally, we also remain overweight in the consumer stable sector, specifically healthcare stocks, due to positive demographic trends and reasonable stock valuations.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

           Mid-Cap Value Equity Fund    S&P 400/BARRA Value    S&P MidCap 400
12/98              10000.00                  10000.00             10000.00
3/99               10120.00                   9198.36              9366.52
6/99               11550.00                  10575.39             10690.42
9/99                9910.00                   9541.35              9793.06
12/99              10956.87                  10233.60             11476.78
3/00               10906.33                  10880.13             12934.27
6/00               10208.89                  10591.24             12510.08
9/00               10936.65                  11971.05             14026.73
12/00              11583.57                  13087.57             13489.86
3/02               11314.67                  12635.69             12037.70
6/102              11852.47                  14073.73             13625.42
9/02               10425.21                  12243.23             11367.75
12/02              11645.18                  14022.26             13412.33
3/02               12585.34                  15413.85             14314.64


AGGREGATE TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                          SIX       ONE     THREE       SINCE
                        MONTHS     YEAR     YEAR      INCEPTION   COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Value
   Equity Fund          20.72%    11.23%    7.54%       7.33%       12/31/98
--------------------------------------------------------------------------------
S&P 400/BARRA Value     25.90%    21.99%   18.78%      14.24%
--------------------------------------------------------------------------------
S&P MidCap 400          25.92%    18.92%   15.19%      11.67%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.


SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $21,181 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Short Term 28.8%
Financial 16.1%
Capital Goods 11.7%
Consumer-Stable 10.4%
Energy 7.7%
Consumer-Cyclical 7.5%
Technology 6.2%
Utilities 5.9%
Basic Materials 4.3%
Transportation 1.4%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
---------------------------------------------------------
   Tenet Healthcare Corp.                           2.07%
---------------------------------------------------------
   Molex Inc.  (Class A)                            2.01%
---------------------------------------------------------
   Hartford Financial Services Group Inc.           1.95%
---------------------------------------------------------
   Viad Corp.                                       1.91%
---------------------------------------------------------
   Federated Department Stores                      1.84%
---------------------------------------------------------
   Caremark Rx Inc.                                 1.75%
---------------------------------------------------------
   OGE Energy Corp.                                 1.63%
---------------------------------------------------------
   Banknorth Group Inc.                             1.61%
---------------------------------------------------------
   Phillips Petroleum Co.  (Class A)                1.60%
---------------------------------------------------------
   Zions Bancorporation                             1.60%
---------------------------------------------------------



SEE NOTES TO PERFORMANCE.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       MID-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

MID-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 91.6%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 5.5%

Bowater Inc.                           4,806     $  239,339
Cabot Corp.                            4,932        181,744
Lubrizol Corp.                           685         23,831
Praxair Inc.                           2,883        172,403
Rohm & Haas Co.                        3,460        146,254
Sealed Air Corp.                       3,026        142,464(a,j)
                                                    906,035

CAPITAL GOODS -- 15.1%

Dover Corp.                            6,152        252,232
Integrated Defense
   Technologies Inc.                   2,866         79,532(a,j)
ITT Industries Inc.                    2,919        184,014
Jacobs Engineering Group Inc.          2,884        205,600(a)
Martin Marietta Materials              3,845        162,336
Mettler Toledo International Inc.      5,897        266,898(a,j)
Molex Inc. (Class A)                  13,897        425,109(j)
Precision Castparts Corp.              1,237         43,802(j)
Republic Services Inc. (Class A)      10,816        202,043(a)
The Sherwin-Williams Co.                 393         11,193(j)
Textron Inc.                           5,479        279,977(j)
Thermo Electron Corp.                 12,784        265,012(a)
United Defense Industries Inc.         4,119        110,389(a)
                                                  2,488,137

CONSUMER - CYCLICAL -- 9.6%

Federated Department Stores            9,516        388,729(a)
Interpublic Group Cos.Inc.             8,555        293,265(j)
Kroger Co.                            13,072        289,676(a)
Neiman-Marcus Group Inc.
   (Class A)                           3,845        132,460(a,j)
Spherion Corp.                         7,209         79,659(a,j)
Viad Corp.                            14,418        403,704
                                                  1,587,493

CONSUMER- STABLE -- 13.4%

AmerisourceBergen Corp.
   (Class A)                           4,805        328,182(j)
Caremark Rx Inc.                      18,982        370,149(a,j)
Energizer Holdings Inc.                5,890        139,888(a)
Manor Care Inc.                        9,758        227,361(a,j)
RJ Reynolds Tobacco
   Holdings Inc.                       4,326        280,109(j)
Tenet Healthcare Corp.                 6,550        438,981(a)
Tyson Foods Inc. (Class A)            22,876        285,492(j)
Varian Medical Systems Inc.            1,057         43,231(a)
Watson Pharmaceuticals Inc.            3,268         88,530(a)
                                                  2,201,923


                                      NUMBER
                                   OF SHARES          VALUE

ENERGY -- 9.9%

Devon Energy Corp.                     5,767     $  278,373(j)
Ensco International Inc.               5,767        173,817(j)
Nabors Industries Inc.                 6,536        276,146(a,j)
National-Oilwell Inc.                  2,883         73,026(a,j)
Ocean Energy Inc.                      1,639         32,436
Phillips Petroleum Co. (Class A)       5,406        339,497
Pride International Inc.               4,298         68,338(a,j)
Smith International Inc.               1,682        113,956(a,j)
Valero Energy Corp.                    1,923         95,227(j)
Weatherford International Inc.         3,845        183,137(a,j)
                                                  1,633,953

FINANCIAL -- 20.7%

The Bank of New York Co. Inc.          5,094        214,050
Banknorth Group Inc.                  12,975        341,891(j)
AG Edwards Inc. (Class A)              2,883        126,794(j)
Everest Re Group Ltd.                  1,681        116,561
Gatx Corp.                               961         30,560(j)
Golden State Bancorp Inc.              8,121        241,112(j)
Hartford Financial Services
   Group Inc.                          6,056        412,535
M&T Bank Corp.                         3,361        270,124(j)
National Commerce Financial Corp.      5,486        152,511
Nationwide Financial Services
   (Class A)                           7,296        312,269
Old Republic International Corp.       9,612        307,296
Torchmark Corp.                        7,017        282,715
Waddell & Reed Financial Inc.
   (Class A)                           8,650        263,652(a)
Zions Bancorporation                   5,710        338,432
                                                  3,410,502

TECHNOLOGY -- 8.0%

3Com Corp. (Class A)                  11,534         70,473(a)
Advanced Fibre Communication
   (Class A)                           7,115        136,537(a)
Atmel Corp.                           17,302        175,442(a,j)
Avnet Inc.                               293          7,929(j)
Cadence Design Systems Inc.            4,005         90,553(a,j)
Computer Sciences Corp.                4,022        204,117(a)
International Rectifier Corp.          1,858         84,372(a)
Sanmina-SCI Corp.                      7,801         91,662(a,j)
Storage Technology Corp.                 239          5,124(a)
Triquint Semiconductor Inc.            4,326         51,955(a)
Unisys Corp.                          23,550        297,437(a)
Vishay Intertechnology Inc.            5,112        103,978(a,j)
                                                  1,319,579

TRANSPORTATION -- 1.8%

Burlington Northern Santa Fe Corp.     9,612        290,090

UTILITIES -- 7.6%

Allete Inc. (Class A)                  5,609        163,166
EL Paso Corp.                          5,287        232,787(j)
OGE Energy Corp.                      14,417        345,575(j)


----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       MID-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------



                                      NUMBER
                                   OF SHARES          VALUE

Scana Corp.                            3,421     $  104,683
TECO Energy Inc.                       7,689        220,136(j)
Telephone & Data Systems Inc.          2,114        186,559
                                                  1,252,906

TOTAL INVESTMENTS IN SECURITIES
   (COST $13,359,414)                            15,090,618

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 37.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     1,348,942      1,348,942
State Street Navigator Securities
   Lending Prime Portfolio         4,741,893      4,741,893(l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $6,090,835)                              6,090,835


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (28.6)%                                   (4,711,268)
                                                -----------

NET ASSETS -- 100%                              $16,470,185
                                                ===========


------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2002?

A. The Small-Cap Value Equity Fund gained 18.66% for the six months ended March 31, 2002. By comparison, the Russell 2000 Index gained 25.99% and our Lipper peer group of 295 Small Cap Core funds gained 25.96%.

Q.  WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE FOR THE PERIOD?

A. The market has become more sensitive to risk following the terrorists' attack, the Enron debacle, and the intensified scrutiny into corporate accounting practices. The market's increased volatility is a clear indicator of investors' "morning-after" reaction, and will continue for some time. We expect stocks to benefit from a return to normalcy, and anticipate that quality of earnings and cash flow will again be the standards by which investment decisions are made. With the recession over, monetary liquidity at record levels and inflation low, the market does not appear to face significant downside risk. However, any advance could be limited by high stock valuations.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. We continued to emphasize investments in more defensive, demand-insensitive companies with earnings visibility and the ability to produce free cash flow. We feel the economic recovery is under way, but may require more time before we see strong leadership emerge among the market sectors. We look for the market to continue to remain volatile, with several false starts before we see the next major up trend.

Q.  WHY DID THE FUND OVER OR UNDER PERFORM ITS BENCHMARK LAST QUARTER?

A. The Fund's result was hampered by lower relative returns in the consumer discretionary, producer durables and health care sectors. Strong relative results in the financial services and autos & transportation, as well as a lower relative allocation to technology sectors contributed to this quarter's return.

    The Fund held a small position (less than 1%) in Suprema Specialties. The stock halted trading in late December to complete an internal investigation. In February, the FBI initiated an investigation into fraudulent practices by Suprema Specialties and the company's directors. Suprema Specialties declared Chapter 7 bankruptcy. Class action suits are pending. This issue had a negative impact on the Fund's performance of approximately 1%.

Q.  WHICH INVESTMENTS STAND OUT?

A. Genesee & Wyoming, an operator of short-line regional freight trains, showed robust comps and rose 57.8%. Kronos, a developer and manufacturer of labor-management productivity enhancement systems exceeded expectations and rose 72%. Big Lots is a value retailer specializing in closeouts and toys. Big Lots' stock price rose 69.5% during the period.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. We believe strongly that stock selection will be of paramount importance through the current regrouping phase. We continue to focus on earnings visibility, a company's ability to fund its growth from continuing operations, and a catalyst for improved growth opportunities.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

               Small-Cap Value Equity Fund         Russell 2000
8/3/98                   10000.00                    10000.00
9/98                      8910.00                     8689.02
12/98                    10316.52                    10106.15
3/99                      8680.73                     9553.26
6/99                     10647.69                    11033.54
9/99                     10155.95                    10338.27
12/99                    12038.55                    12245.92
3/00                     13319.91                    13112.56
6/00                     12699.90                    12622.39
9/00                     13051.24                    12772.28
12/00                    14017.24                    11894.18
3/02                     13286.01                    11119.37
6/02                     15142.22                    12710.38
9/02                     13713.50                    10071.48
12/02                    15813.48                    12197.92
3/02                     16272.03                    12689.21


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                         SIX        ONE        THREE     SINCE
                       MONTHS      YEAR        YEAR   INCEPTION*    COMMENCEMENT
--------------------------------------------------------------------------------
Small-Cap Value
   Equity Fund         18.66%     22.48%      22.30%    14.23%         8/3/98
--------------------------------------------------------------------------------
Russell 2000           25.99%     14.12%       9.92%     6.71%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.



SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $28,233 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Consumer - Discretionary 24.2%
Short-Term Investments 17.7%
Health Care 11.4%
Auto & Transportation 10.3%
Financial Services 9.2%
Technology 8.0%
Materials & Processing 6.4%
Consumer - Stable 4.3%
Real Estate Investment Trust 2.7%
Producer Durables 2.3%
Energy 1.7%
Broadcast/Cable 1.2%
Utility 0.6%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
-------------------------------------------------
   Genesee & Wyoming Inc.  (Class A)        3.09%
-------------------------------------------------
   Beckman Coulter Inc.                     3.09%
-------------------------------------------------
   Smithfield Foods Inc.                    2.97%
-------------------------------------------------
   Cooper Cos. Inc.                         2.85%
-------------------------------------------------
   Pricesmart Inc.                          2.41%
-------------------------------------------------
   Iron Mountain Inc.                       2.37%
-------------------------------------------------
   Lubrizol Corp.                           2.23%
-------------------------------------------------
   Intertan Inc.                            1.96%
-------------------------------------------------
   PSS World Medical Inc.                   1.88%
-------------------------------------------------
   Kansas City Southern Industries Inc.     1.88%
-------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     SMALL-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------
SMALL-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.6%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 12.5%

Continental Airlines Inc.             12,200     $  345,504(a,j)
Cooper Tire & Rubber                  15,900        344,235
Frontier Airlines Inc.                20,900        382,888(a,j)
Genesee & Wyoming Inc. (Class A)      36,900        873,423(a)
Kansas City Southern Industries Inc.  33,300        530,802(a)
Knight Transportation Inc.            20,350        430,199(a)
                                                  2,907,051

BROADCAST/CABLE -- 1.4%

Regent Communications Inc.            39,600        326,304(a)

CONSUMER - DISCRETIONARY -- 29.3%

Ameristar Casinos Inc.                 7,800        214,344(a)
Big Lots Inc.                         33,000        463,650(a)
Blyth Inc.                             9,700        257,244(a,j)
Daisytek International Corp.          32,900        523,439(a,j)
Extended Stay America Inc.            19,200        334,080(a,j)
Fairmont Hotels & Resorts Inc.        11,600        328,280
Hall Kinion & Associates Inc.            300          2,385(a)
Intertan Inc.                         48,750        553,313(a)
Iron Mountain Inc.                    21,100        669,292(a)
Jack in the Box Inc.                  16,300        483,295(a)
Journal Register Co.                  17,100        362,520(a,j)
Pricesmart Inc.                       18,700        681,615(a)
Ryan's Family STK Houses Inc.          9,500        228,000(a)
School Specialty Inc.                 17,500        467,600(a,j)
Steiner Leisure Ltd.                  11,000        237,160(a)
The Buckle Inc.                        9,600        235,200(a)
Tommy Hilfiger Corp.                  14,800        212,380(a)
Valassis Communications Inc.
   (Series A)                          6,000        231,780(a,j)
Volt Information Sciences Inc.        18,700        348,755(a)
                                                  6,834,332

CONSUMER - STABLE -- 5.2%

Flowers Foods Inc.                    14,700        374,409(a)
Smithfield Foods Inc.                 32,100        837,810(a)
                                                  1,212,219

ENERGY -- 2.0%

Patterson-UTI Energy Inc.             10,000        297,400(a)
Remington Oil & Gas Corp.              8,800        177,408(a)
                                                    474,808

FINANCIAL SERVICES -- 11.2%

First American Corp.                  11,600        246,848
iStar Financial Inc.                  17,600        508,640
Kronos Inc. (Class A)                  6,900        324,162(a)
Landamerica Financial Group Inc.       3,800        131,594
Prosperity Bancshares Inc.            14,400        468,720
Providian Financial Corp.             37,800        285,390
Staten Island Bancorp Inc.            21,500        423,120
Sterling Bancshares Inc.              16,700        222,945
                                                  2,611,419


                                      NUMBER
                                   OF SHARES          VALUE


HEALTH CARE -- 13.7%

Beckman Coulter Inc.                  17,100     $  873,297(j)
Cooper Cos.Inc.                       17,000        805,800(j)
Kensey Nash Corp.                     23,500        389,160(a,j)
NDCHealth Corp.                        5,500        200,145
Owens & Minor Inc. (Series A)          7,900        405,863
PSS World Medical Inc.                54,300        532,140(a)
                                                  3,206,405

MATERIALS & PROCESSING -- 7.8%

Armor Holdings Inc.                    9,100        246,610(a,j)
EMCOR Group Inc.                       3,900        226,200(a)
Gibraltar Steel Corp. (Class A)       24,100        524,416(j)
Grant Prideco Inc.                    13,900        190,152(a,j)
Lubrizol Corp.                        18,100        629,699
                                                  1,817,077

PRODUCER DURABLES -- 2.8%

JLG Industries Inc.                   14,700        217,560
Manitowoc Co.                          2,200         86,900
Terex Corp.                           15,000        339,000(a,j)
                                                    643,460

REAL ESTATE INVESTMENT TRUST -- 3.3%

CarrAmerica Realty Corp.              11,200        351,792
Chelsea Property Group Inc.            6,600        356,664
Sizeler Property Investors             5,700         54,435
                                                    762,891

TECHNOLOGY -- 9.7%

DRS Technologies Inc.                 12,200        506,178(a)
EDO Corp. (Class B)                    9,000        243,090
Electronics for Imaging               15,500        283,650(a)
Quixote Corp.                         17,900        333,862(j)
Thermo Electron Corp.                 22,500        466,425(a)
Titan Corp.                           13,200        272,580(a,j)
Zomax Inc.                            22,500        164,250(a)
                                                  2,270,035

UTILITY -- 0.7%

Black Hills Corp.                      4,900        164,051

TOTAL INVESTMENTS IN SECURITIES
   (COST $20,138,980)                            23,230,052

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 21.4%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund         1,000          1,000
State Street Navigator Securities
   Lending Prime Portfolio         5,001,865      5,001,865(l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $5,002,865)                              5,002,865

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (21.0)%                                   (4,890,996)
                                                -----------

NET ASSETS -- 100%                              $23,341,921
                                                ===========


-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED MARCH 31, 2002?

A. The International Equity Fund rose by 11.64% for Investment Class shares and 11.39% for the Service Class shares in the six months ending March 31, 2002. The Fund performed closely in line with its benchmark index, the MSCI EAFE, which returned 7.52%. The average return for the 937 funds in our Lipper International Fund peer group was 10.34%.

Q.  HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE DURING THE PERIOD?

A. Central banks continued to cut interest rates in the fourth quarter of last year, but the central banks have sat on their hands so far in 2002. Slight indications of recovery are enough to keep interest rates stable, for now. Overall equity performance has been strong in the last six months as markets have rallied from the lows established in September 2001. The performance by region, however, has been uneven, reflecting, on the one hand, the fundamental problems existent in Japan and, on the other, the correlation between the other Asian markets and a global recovery.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED BY THE FUND IMPACTED PERFORMANCE?

A. The Fund's performance can be attributed, in part, to two specific issues: a strong weighting in emerging markets, which have been the top performers of late, and effective stock selection in Japan. Specific contributors in those categories include: Taiwan Semiconductor and Samsung Electronics (Korea); Shin Etsu Chemicals (Japan); Pohang Iron & Steel (Korea); and Sharp Corporation (Japan). The portfolio also benefited from strong performances from Lagardere (France - media); Invensys (United Kingdom - engineering); BHP/Billiton (United Kingdom - resources); and Autoliv (Sweden - auto parts). Over the last six months the portfolio has gradually favored stocks that benefited from a cyclical upturn in the economy, although it still contains positions in more defensive stocks. This reflects our belief, that, while we may have growing confidence in cash earnings estimates, any true global recovery will be slow and uneven.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Ultimately, stock prices must reflect fundamental performance and the strength of the last two quarters now needs validation through rising corporate profits. The next few months will be challenging as we seek attractively-priced stocks of companies that can offer cash earnings growth in a world poised on the brink of economic recovery.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                          INTERNATIONAL EQUITY FUND         MSCI EAFE
11/25/97                           10000.00                 10000.00
3/98                               12027.37                 11571.01
9/98                               10066.17                 10031.47
3/99                               12472.12                 12272.45
9/99                               13035.72                 13136.61
3/00                               16497.03                 15351.60
9/00                               14551.12                 13554.35
3/02                               12345.92                 11379.24
9/02                               10290.32                  9665.57
3/02                               11488.20                 10392.19


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                     SIX        ONE       THREE        SINCE
                   MONTHS      YEAR       YEAR      INCEPTION*    COMMENCEMENT
--------------------------------------------------------------------------------
International
   Equity Fund     11.64%     -6.95%     -2.70%        3.24%        11/25/97
--------------------------------------------------------------------------------
MSCI EAFE           7.52%     -8.67%     -5.39%        0.89%
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                          INTERNATIONAL EQUITY FUND           MSCI EAFE
1/01                              10000.00                    10000.00
1/02                              10343.01                    10003.32
2/02                               9551.45                     9255.45
3/02                               8821.46                     8626.76
4/02                               9454.71                     9219.09
5/02                               9199.65                     8878.03
6/02                               8900.62                     8513.11
7/02                               8742.30                     8365.43
8/02                               8504.84                     8153.44
9/02                               7343.89                     7327.60
10/02                              7625.33                     7515.28
11/02                              7950.75                     7792.31
12/02                              8109.06                     7838.61
1/02                               7700.05                     7422.11
2/02                               7691.16                     7474.17
3/02                               8180.19                     7878.46


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                        SIX         ONE        SINCE
                      MONTHS       YEAR     INCEPTION*    COMMENCEMENT
--------------------------------------------------------------------------------
International
   Equity Fund         11.39%       -7.27%     -14.94%          1/3/01
--------------------------------------------------------------------------------
MSCI EAFE               7.52%       -8.67%     -17.37%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.



REGIONAL ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $310,148 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Continental Europe 50.3%
United Kingdom 15.4%
Japan 13.4%
Emerging Asia 6.6%
Short Term 3.6%
Pacific Rim 3.4%
Latin America 3.2%
Canada 3.1%
Emerging Europe 1.0%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------
   TotalFinaElf S.A.                               2.97%
--------------------------------------------------------
   BAE Systems PLC.                                2.87%
--------------------------------------------------------
   Taiwan Semiconductor Manufacturing Co. Ltd.     2.72%
--------------------------------------------------------
   ING Groep N.V.                                  2.42%
--------------------------------------------------------
   Lagardere S.C.A.  (Series O)                    2.13%
--------------------------------------------------------
   Vodafone Group PLC.                             2.11%
--------------------------------------------------------
   Vivendi Universal S.A.                          2.06%
--------------------------------------------------------
   Koninklijke Ahold N.V.                          1.97%
--------------------------------------------------------
   BHP Billiton PLC. (Class A)                     1.92%
--------------------------------------------------------
   CGNU PLC.                                       1.91%
--------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.0%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.7%

Brambles Industries Ltd.           1,051,994   $  5,331,269

BRAZIL -- 2.5%

Empresa Brasileira de
   Aeronautica S.A. ADR              115,193      2,324,595
Petroleo Brasileiro S.A.-
   Petrobras ADR                     106,298      2,813,708
Petroleo Brasileiro S.A.-
   Petrobras ADR                      25,042        624,297
Uniao de Bancos Brasileiros
   S.A. GDR                           78,165      1,911,134
                                                  7,673,734

CANADA -- 3.1%

Bombardier Inc. (Class B)            200,500      1,803,306(a)
Manulife Financial Corp.             110,885      3,038,478
Petro-Canada                         185,263      4,767,721
                                                  9,609,505

CHINA -- 0.9%

China Petroleum &
   Chemical Corp.
   (Class A)                      14,858,000      2,400,262
China Mobile                         144,500        445,565(a)
                                                  2,845,827

FINLAND -- 2.3%

Sampo Oyj                            467,951      3,997,775(a)
Stora Enso Oyj                       243,434      3,077,097
                                                  7,074,872

FRANCE -- 15.5%

Aventis S.A.                          73,621      5,082,985
AXA                                  175,762      3,963,814
BNP Paribas                          108,770      5,490,092
Carrefour S.A.                       104,499      4,919,238
Lagardere S.C.A. (Series O)          139,487      6,614,919(a)
Michelin (C.G.D.E.)                   95,830      3,637,323
Suez S.A.                            108,802      3,074,976
TotalFinaElf S.A.                     59,609      9,197,653
Vivendi Universal S.A.               164,408      6,389,324
                                                 48,370,324


                                      NUMBER
                                   OF SHARES          VALUE

GERMANY -- 8.0%

Allianz AG                             8,716 $    2,074,301
Altana AG                             28,671      1,543,376
Bayerische Hypo-und
   Vereinsbank AG                     18,149        664,498
Bayerische Motoren Werke AG
   (Class D)                          97,927      3,895,335
Deutsche Bank AG                      54,933      3,540,827
E.ON AG                               53,687      2,730,876
Fresenius Medical Care AG             16,451      1,001,586(a)
MG Technologies AG                   182,215      1,810,843
Muenchener Rueckversicherungs AG      21,315      5,306,276
Schering AG                           42,181      2,467,353
                                                 25,035,271

HONG KONG -- 1.5%

Cheung Kong Holdings Ltd.            293,495      2,624,657
Johnson Electric Hldgs             1,363,600      1,914,383
                                                  4,539,040

IRELAND -- 2.7%

Bank of Ireland                      184,677      2,052,650
CRH PLC.                             236,095      4,147,188
Elan Corp. PLC. ADR                   63,098        877,693
Smurfit (Jefferson) Group            617,421      1,470,132
                                                  8,547,663

ISRAEL -- 0.8%

Teva Pharmaceutical
   Industries ADR                     44,553      2,435,713

ITALY -- 4.2%

ENI-Ente Nazionale
   Idrocarburi SpA                   221,582      3,245,157
IntesaBci SpA                      1,372,997      4,117,370
Riunione Adriatica di Sicurta SpA    402,525      5,263,517
Saipem SPA                            65,270        401,139
                                                 13,027,183

JAPAN -- 13.3%

Aiful Corp.                           34,000      1,867,963
Canon Inc.                           111,000      4,115,758
Fujitsu Ltd.                         158,000      1,208,607
Honda Motor Co. Ltd.                 118,800      4,986,932
Komatsu Ltd.                         649,000      2,318,381
Mazda Motor Corp.                    214,000        522,541
Minebea Co. Ltd.                     441,000      2,841,623
Murata Manufacturing Co. Ltd.         39,500      2,530,334
Nissan Motor Co. Ltd.                283,000      2,043,213
NTT DoCoMo Inc.                          444      1,201,266


-------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE


NTT DoCoMo Inc. (Regd.)                  111 $      301,153
Sankyo Co. Ltd.                       77,000      1,175,107
Sanyo Electric Co. Ltd.              237,000      1,077,029
Sharp Corp.                          239,000      3,148,481
Shin-Etsu Chemical Co. Ltd.           79,100      3,344,269
Sony Corp.                            62,800      3,260,924
Terumo Corp.                         107,100      1,390,710
Toshiba Corp.                      1,009,000      4,220,326
                                                 41,554,617

MEXICO -- 0.7%

Grupo Televisa S.A. ADR               46,959      2,277,981

NETHERLAND -- 6.7%

ASML Holding N.V.                     14,087        354,902(a)
IHC Caland N.V.                       66,374      3,353,076
ING Groep N.V.                       275,440      7,491,582
Koninklijke Ahold N.V.               233,287      6,117,307
Koninklijke Philips
  Electronics N.V.                   112,021      3,414,971(a)
                                                 20,731,838

NORWAY -- 0.5%

Statoil ASA.                         197,555      1,561,664(a)

POLAND -- 0.3%

Telekomunikacja Polska S.A. GDR
   (Series A)                        246,071        794,809(b)

PORTUGAL -- 0.7%

Banco Comercial Portugues S.A.       654,072      2,297,854(a)

SINGAPORE -- 0.2%

Datacraft Asia Ltd.                  332,120        743,949

SOUTH KOREA -- 3.0%

Kookmin Bank                          27,255      1,145,168
Samsung Electronics                   13,120      3,550,912
Pohang Iron & Steel Co.Ltd. ADR       39,393      1,030,127
Pohang Iron & Steel Co.Ltd.           17,562      1,834,776
KT Corp. ADR                          37,753        905,317
KT Corp. (Series O)                   16,564        790,016
                                                  9,256,316

SPAIN -- 2.1%

Acciona S.A.                          19,882        727,950
Telefonica S.A. ADR                    5,687        188,280
Telefonica S.A.                      503,492      5,640,110(a)
                                                  6,556,340


                                      NUMBER
                                   OF SHARES          VALUE


SWEDEN -- 2.7%

Assa Abloy AB                         64,684  $     855,493
Autoliv Inc. SDR (Regd.)             149,272      3,588,200
Nordea AB SDR                        459,648      2,592,517
Skandinaviska Enskilda
   Banken SEB                        124,587      1,238,822(a)
                                                  8,275,032

SWITZERLAND -- 2.6%

Credit Suisse Group                  136,312      5,168,247(a)
Syngenta AG                           32,243      1,970,363(a)
Xstrata PLC.                          67,717        964,543(a)
                                                  8,103,153

TAIWAN -- 2.7%

Taiwan Semiconductor
   Manufacturing Co.Ltd.           3,102,499      8,433,116(a)

UNITED KINGDOM -- 15.3%

Amersham PLC.                        129,673      1,420,862
BAE Systems PLC.                   1,860,843      8,888,182
BHP Billiton PLC. (Class A)        1,046,017      5,969,370
CGNU PLC.                            561,869      5,936,243
Friends Provident PLC.               764,840      2,126,491(a)
International Power PLC.
   (Series A)                        487,922      1,485,274(a)
Invensys PLC.                      1,151,096      2,035,127
National Grid Group PLC.             441,798      2,918,082
Prudential PLC.                      184,161      1,859,042
Reed International PLC.
   (Series V)                        192,512      1,869,232
Royal & Sun Alliance
   Insurance Group                   455,610      1,916,345
Safeway PLC.                         298,905      1,251,899
Smiths Group PLC.                     19,612        226,778
Tesco PLC.                           906,345      3,114,361
Vodafone Group PLC.                3,542,692      6,553,890
                                                 47,571,178

TOTAL COMMON STOCK
   (COST $335,779,280)                          292,648,248


--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.0%
--------------------------------------------------------------------------------

GERMANY -- 2.0%

Fresenius Medical Care AG             17,998        823,712
Henkel KGaA                           54,860      3,383,562
Porsche AG                             4,389      2,006,794

TOTAL PREFERRED STOCK
   (COST $5,496,640)                              6,214,068



-------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------

SPAIN

Telefonica S.A.  (Regd.), 04/05/02
   (COST $0)                         503,492  $     114,119(a)


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

GERMANY

Muenchener Rueckversicherungs
   AG., 06/03/02
   (COST $0)                             179          9,597

TOTAL INVESTMENTS IN SECURITIES
   (COST $341,275,920)                          298,986,032


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.6%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $11,162,030)             11,162,030     11,162,030

OTHER ASSETS AND LIABILITIES,
   NET 0.4%                                       1,149,316
                                               ------------

NET ASSETS -- 100%                             $311,297,378
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at March 31, 2002:

                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------
Finance                                         25.05%
Consumer Discretionary                          15.71%
Industrial                                      10.52%
Material                                         8.26%
Information Technology                           8.11%
Energy                                           8.07%
Consumer Stable                                  6.06%
Health Care                                      5.87%
Telecommunication                                5.42%
Short Term                                       3.64%
Utilities                                        3.29%
                                             ---------
                                               100.00%
                                             =========

-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE EUROPE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED MARCH 31, 2002?

A. The Europe Equity Fund rose by 8.57% in the six months ending March 31, 2002. By comparison, the Fund's MSCI Europe benchmark returned 9.95% for the same period. The average return for the 193 funds in our Lipper Europe peer group was 10.06%.

Q.  WHICH STOCKS/SECTORS PERFORMED WELL DURING THE PERIOD?

A. European equity markets have enjoyed solid performance over the six month period since October 2001, taking their lead from economically sensitive sectors such as consumer discretionary, industrials, materials, and technology. The best performing segments of the portfolio were within the basic materials and energy sectors. Key performance drivers within these sectors were Lagardere (France - media), Philips (Netherlands - consumer), Invensys (United Kingdom - capital goods), ASML (Netherlands- technology) and Imerys (France - materials)

Q.  WHAT WERE THE MAJOR CHANGES MADE TO THE PORTFOLIO DURING THE PERIOD?

A. Key additions included Credit Agricole (France - banking) and ENI (Italy - energy). Among the positions eliminated during the period were Cable and Wireless (United Kingdom - telecommunications) and Gemplus (France - technology)

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that uncertainty about the timing of the economic recovery in corporate earnings, coupled with high valuation levels, will keep the stock market in a narrow trading range for the next several quarters. This is the type of environment in which our approach to bottom-up stock selection driven by fundamental research should prove to be particularly effective.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                                  Europe Equity Fund           MSCI Europe
1/29/99                               10000.00                   10000.00
3/99                                   9620.00                    9852.53
6/99                                   9700.00                    9821.86
9/99                                   9970.00                    9936.61
12/99                                 12907.30                   11664.60
3/00                                  14671.97                   11674.11
6/00                                  14208.11                   11305.16
9/00                                  12937.55                   10478.86
12/00                                 13310.92                   10685.79
3/02                                  11212.00                    9026.21
6/02                                  10866.60                    8811.77
9/02                                   8940.37                    7751.86
12/02                                  9854.67                    8532.47
3/02                                   9706.78                    8523.42


AGGREGATE TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                       SIX        ONE       THREE      SINCE
                     MONTHS      YEAR       YEAR     INCEPTION   COMMENCEMENT
--------------------------------------------------------------------------------
Europe Equity Fund    8.57%     -13.43%       0.30%     -0.93%      1/29/99
--------------------------------------------------------------------------------
MSCI Europe           9.95%      -5.57%      -4.72%     -4.92%


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers located in developed European countries.


REGIONAL ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $9,951 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Europe 98.1%
Short Term 1.9%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
-------------------------------------------------
   TotalFinaElf S.A.                        3.24%
-------------------------------------------------
   Aventis S.A.                             3.17%
-------------------------------------------------
   Muenchener Rueckversicherungs AG         2.86%
-------------------------------------------------
   BAE Systems PLC.                         2.82%
-------------------------------------------------
   Vodafone Group PLC.                      2.65%
-------------------------------------------------
   ING Groep N.V.                           2.44%
-------------------------------------------------
   Vivendi Universal S.A.                   2.36%
-------------------------------------------------
   Imerys S.A.                              2.35%
-------------------------------------------------
   Lagardere S.C.A. (Series O)              2.29%
-------------------------------------------------
   Grupo Ferrovial S.A.                     2.05%
-------------------------------------------------


SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              EUROPE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

EUROPE EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.9%
--------------------------------------------------------------------------------

DENMARK -- 0.3%

Danisco AS (Class A)                   1,036     $   32,806

FINLAND -- 1.6%

Sampo Oyj                             16,904        144,413(a)
Tietoenator Oyj (Class A)                493         12,463
                                                    156,876

FRANCE -- 22.6%

Aventis S.A.                           4,562        314,972
AXA                                    5,000        112,761
BNP Paribas                            3,318        167,474
Carrefour S.A.                         4,213        198,325
Credit Agricole S.A.                   2,779         53,006
Groupe Steria SCA                      1,507         48,608
Imerys S.A.                            2,066        233,594
JC Decaux S.A.                         2,685         31,131(a)
Lagardere S.C.A. (Series O)            4,810        228,106(a)
Michelin (C.G.D.E.)                    2,507         95,156
Pinguely-Haulotte                      8,872         94,744
Renault S.A.                           1,134         54,371
Riber S.A.                               947          2,815(a)
Rodriguez Group                          195         11,117
Thomson Multimedia S.A.                1,915         59,614(a)
TotalFinaElf S.A.                      2,089        322,332
Vivendi Universal S.A.                 6,054        235,274
                                                  2,263,400

GERMANY -- 13.2%

Allianz AG                               228         54,261
Altana AG                                933         50,224
AMB Generali Holding AG                  967        101,074
Bayerische Motoren Werke AG
   (Class D)                           2,626        104,457
Continental AG                           667          9,902
Deutsche Bank AG                       1,556        100,295
Deutsche Boerse AG                       321         13,194
E.ON AG                                1,833         93,238
Epcos AG (Class A)                     1,620         74,735
Fresenius Medical Care AG                851         51,811(a)
Infineon Technologies AG                 358          8,108
MG Technologies AG                     6,627         65,859
Muenchener Rueckversicherungs AG       1,143        284,545
Schering AG                            2,315        135,415
Stinnes AG                             2,253         53,619
Techem AG                              8,619        121,195(a)
                                                  1,321,932


                                      NUMBER
                                   OF SHARES          VALUE

GREECE -- 0.1%

Coca Cola Hellenic Bottling
   Co. S.A.                            1,070     $   14,365

IRELAND -- 4.7%

Anglo Irish Bank Corp. (Regd.)        14,550         68,368
Bank of Ireland                        8,865         98,533
CRH PLC.                               9,017        158,390
Elan Corp. PLC. ADR                    3,537         49,200
Jurys Doyle Hotel Group PLC.           1,749         16,009
Smurfit (Jefferson) Group             33,378         79,476
                                                    469,976

ITALY -- 6.4%

Banca Popolare di Verona-Banco
   S Geminiano e S Prospero Scrl       4,494         51,399
Bayerische Vita SpA                    2,538         16,262
ENI-Ente Nazionale
   Idrocarburi SpA                    13,841        202,707
IntesaBci SpA                         66,882        200,567
Riunione Adriatica di Sicurta SpA     13,259        173,378
                                                    644,313

LUXEMBOURG -- 0.6%

Thiel Logistik AG                      3,929         56,309(a)

NETHERLANDS -- 9.9%

ASM International N.V.                 3,200         82,851(a)
ASML Holding N.V.                      1,228         30,938(a)
Fox Kids Europe N.V.                   4,741         48,562(a)
IHC Caland N.V.                        3,734        188,634
ING Groep N.V.                         8,925        242,747
Koninklijke Ahold N.V.                 7,744        203,065
Koninklijke Philips Electronics N.V.   4,779        145,688(a)
Vodafone Libertel N.V.                 7,386         47,647(a)
                                                    990,132

NORWAY -- 1.5%

Gjensidige NOR Sparebank                 469         15,783
Statoil ASA.                          16,739        132,321(a)
                                                    148,104

PORTUGAL -- 1.5%

Banco Comercial Portugues S.A.        17,193         60,402(a)
Vodafone Telecel-Comunicacoes
   Pessoais S.A. (Class B)            12,038         90,040
                                                    150,442

SPAIN -- 7.6%

Acerinox S.A.                          1,458         51,654
Corp. Mapfre S.A.                      2,328         15,647
Grupo Auxiliar Metalurgico
   (GAMESA)                              674         11,457(a)


-------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND

                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE

Grupo Ferrovial S.A.                   9,185     $  204,179
Iberia (Lineas AER DE Espana)         40,397         59,163
Inditex S.A.                           2,598         48,807(a)
Indra Sistemas S.A.                    1,791         16,113
Recoletos Grupo de
   Comunicacion S.A.                  29,845        150,901(a)
Sogecable S.A. ADR                       415          9,034(a)
Telefonica S.A.                       17,096        191,509(a)
                                                    758,464

SWEDEN -- 3.7%

Assa Abloy AB                          3,764         49,782
Autoliv Inc. SDR (Regd.)               4,475        107,570
Intentia International AB              1,764         16,433(a)
Nordea AB SDR                         21,841        123,188
Skandinaviska Enskilda
   Banken SEB                          7,036         69,962(a)
                                                    366,935

SWITZERLAND -- 4.3%

Credit Suisse Group                    4,392        166,522(a)
Kaba Holdings AG                         329         74,355
Leica Geosystems AG (Series C)           459         43,678(a)
Syngenta AG                              985         60,193(a)
Unaxis Holding AG                        248         27,471
Xstrata PLC.                           4,079         58,100(a)
                                                    430,319

UNITED KINGDOM -- 18.9%

Amersham PLC.                          5,974         65,459
BAE Systems PLC.                      58,829        280,992
BHP Billiton PLC. (Class A)           21,857        124,733
CGNU PLC.                             17,505        184,943
Corus Group PLC.                      17,082         20,946(a)
Friends Provident PLC.                22,993         63,928(a)
Galen Holdings PLC.                   11,470        100,577
HIT Entertainment PLC.                23,837        120,653
International Power PLC.
   (Series A)                          7,087         21,573(a)
Invensys PLC.                         37,405         66,132
Matalan PLC.                          22,474        118,561
Mayflower Corp. PLC.                   9,064         10,856
National Grid Group PLC.               7,543         49,822
NDS Group PLC. ADR (Series A)            429          6,006
Prudential PLC.                        8,840         89,237
Reed International PLC.
   (Series V)                          9,009         87,475
Royal & Sun Alliance
   Insurance Group                    10,490         44,122
Safeway PLC.                          15,497         64,906
Smiths Group PLC.                        629          7,273
Tesco PLC.                            28,462         97,800
Vodafone Group PLC.                  142,288        263,227
                                                  1,889,221

TOTAL COMMON STOCK
   (COST $10,422,004)                             9,693,594



                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------

GERMANY -- 0.6%

Porsche AG                               141     $   64,470

TOTAL PREFERRED STOCK
   (COST $ 51,443)                                   64,470

--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------

SPAIN -- 0.0%

Telefonica S.A.  (Regd.),
   04/05/02                           17,096          3,875(a)

TOTAL RIGHTS
   (COST $0)                                          3,875


TOTAL INVESTMENTS IN SECURITIES
   (COST $10,473,447)                             9,761,939


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $188,909)                   188,909        188,909


OTHER ASSETS AND LIABILITIES,
   NET 0.6%                                          63,923
                                                -----------

NET ASSETS -- 100%                              $10,014,771
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Europe Equity Fund invested in the following sectors at March 31, 2002:

                                          PERCENTAGE (BASED ON
SECTOR                                        MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                       27.29%
Consumer Discretionary                           17.66%
Industrials                                      12.06%
Materials                                         8.57%
Health Care                                       7.71%
Energy                                            6.61%
Consumer Stable                                   6.14%
Telecommunication Services                        5.96%
Information Technology                            4.29%
Short Term                                        1.90%
Utilities                                         1.77%
Rights/Warrants                                   0.04%
                                                -------
                                                100.00%
                                                =======


------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE EMERGING MARKETS FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTH PERIOD ENDING MARCH 31, 2002?

A. The Emerging Markets Fund gained 37.56% for the six months ended March 31, 2002. By comparison, its benchmark index, the MSCI EMF Index, gained 41.05% and our Lipper peer group of 207 Emerging Markets funds gained 39.36%.

Q.  WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE?

A. Markets across the globe rallied in the period, but none as strongly as the emerging markets sector. As we have mentioned on numerous occasions, emerging markets are a leveraged play on global economic growth, and the quarter's strong gains reflect investors' increased confidence in an economic rebound. Asian markets rallied 53.6% collectively, led by the technology-heavy indices of Korea and Taiwan, which rose 102% and 66%, respectively. India's return of 26.7%, along with China's gain of 9.0%, lagged considerably. Latin American markets gained 32.5% for the quarter, overcoming currency devaluation in Argentina, which dropped 29.4%, including a currency loss of 66.9%. Concerns about the impact of the devaluation on Brazil eased dramatically and investors bid the market up 42%, including a currency gain of 14.9%. Mexico also fared well, gaining 39.8%. Russia continued to attract investor attention, surging 65.3%, while Turkey led the emerging European region with a 70% gain. Israeli stocks only gained 6.5%, mired by the region's political events. Finally, South Africa's currency, the Rand, mysteriously collapsed 20.7%, despite solid economic fundamentals; its equity market managed a gain of 13.1%, however, led by exporters of resources that benefit from the currency's weakness.

Q.  WHY DID THE FUND UNDER PERFORM ITS BENCHMARK LAST QUARTER?

A. Our problems centered around generally underweight positions in some of the top-performing markets. The Fund held reduced positions in the top 5 performing countries; Korea, Taiwan, Turkey, Russia and Pakistan, while we allocated overweight positions to two of the worst performers in Israel and China. Heavier than average positions in Brazil, Mexico, Poland and Hungary helped, as did a reduced emphasis in South Africa. Excellent stock selection offset negative market allocation, particularly in telecommunications companies, which were led by a large overweight position in strong-performing Russian cellular stocks. Financials issues also performed well, led by Kookmin Bank in Korea, and a large exposure to Eastern European banks. Finally, cash and an overweight position in the defensive healthcare sector also hurt relative performance.

Q.  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE QUARTER?

A. We reduced the Fund's cash position during the quarter, primarily adding to South Africa as the Rand collapsed, and to Latin America, which looked attractive after retreating on worries over Argentina. New positions include participation in the initial public offering of China's largest aluminum company, Chalco, which looks cheap, has a high dividend yield, and is leveraged to the recovery in aluminum prices as well as the Chinese economy. We also purchased Anglo American Platinum in South Africa as platinum prices appear to have bottomed and long-term demand looks encouraging. In Russia, we sold the cellular company Vimplecom, after its shares doubled, and used the proceeds to fund an investment in the initial stock offering of Wimm Bill Dan Foods, Russia's leading juice and dairy company. The stock has performed well and we are excited about the company's growth prospects.
    We also increased our position in ECTel, which is a global leader in telecommunications and government communication fraud prevention. Its valuation is very attractive and the events of September 11th are increasing demand for the company's products.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. Our positive outlook is largely unchanged, despite the fact that emerging markets stocks have already enjoyed such a significant recovery. Valuations remain extremely attractive, and prospects for continued business growth appear positive. High oil prices and the potential for rising interest rates may slow the gains near-term, but the longer-term outlook is very promising.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                 Emerging Markets Fund             MSCI EMF
11/25/97               10000.00                    10000.00
3/98                   11068.31                    10875.27
9/98                    6803.55                     6480.34
3/99                    9467.42                     8596.95
9/99                   11539.99                    10143.17
3/00                   18545.61                    13031.71
9/00                   13451.11                    10185.20
3/02                    9751.94                     8346.69
9/02                    8128.57                     6799.74
3/02                   11181.46                     9590.90


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                      SIX       ONE     THREE       SINCE
                    MONTHS     YEAR     YEAR      INCEPTION*     COMMENCEMENT
--------------------------------------------------------------------------------
Emerging
   Markets Fund     37.56%    14.66%    5.70%       2.60%          11/25/97
--------------------------------------------------------------------------------
MSCI EMF            41.05%    14.91%    3.71%      -0.96%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers located in emerging market countries.



REGIONAL ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $13,076 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Emerging Asia 45.8%
Latin America 24.9%
Emerging Europe 20.7%
Short Term 5.0%
Pacific Rim 2.3%
United States 1.3%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------
   Taiwan Semiconductor
     Manufacturing Co. Ltd.                        3.62%
--------------------------------------------------------
   Kookmin Bank                                    3.17%
--------------------------------------------------------
   Samsung Electronics                             2.87%
--------------------------------------------------------
   Telefonos de Mexico S.A.de C.V.  ADR            2.02%
--------------------------------------------------------
   America Movil S.A.de C.V.  ADR  (Series L)      1.95%
--------------------------------------------------------
   Korea Electric Power Corp.                      1.82%
--------------------------------------------------------
   S1 Corp.                                        1.74%
--------------------------------------------------------
   Satyam Computer Services  ADR                   1.71%
--------------------------------------------------------
   Philippine Long Distance Telephone
     (Series B)                                    1.68%
--------------------------------------------------------
   Infosys Technologies Ltd.                       1.51%
--------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           EMERGING MARKETS FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

EMERGING MARKETS FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 90.4%
--------------------------------------------------------------------------------

BRAZIL -- 7.8%

Aracruz Celulose S.A. ADR              3,224     $   66,576
Brasil Telecom Participacoes
   S.A. ADR                            2,628        104,857
Cia de Bebidas das
   Americas ADR                        1,301         25,383
Cia de Concessoes Rodoviarias          3,614         24,093(a)
Cia Paranaense de Energia ADR         12,156         94,817
Empresa Brasileira de
    Aeronautica S.A. ADR               2,606         52,589
Petroleo Brasileiro S.A.-
   Petrobras ADR                       5,545        138,237
Petroleo Brasileiro S.A.-
   Petrobras ADR                       4,128        109,268
Tele Norte Leste Participacoes
   S.A. ADR                            4,816         60,489
Telemig Celular Participacoes
   S.A. ADR                            2,637         74,891
Ultrapar Participacoes S.A. ADR        5,376         49,997
Uniao de Bancos Brasileiros
   S.A. GDR                            5,155        126,040
Votorantim Celulose e Papel
   S.A.- VCP ADR                       5,695        106,724
                                                  1,033,961

CHILE -- 0.4%

Empresa Nacional de Electricidad
   SA ADR                              6,134         57,660

CHINA -- 6.7%

Aluminum Corp. of China Ltd.         155,482         35,085(a)
Aluminum Corp. of China Ltd.
   ADR (Series H)                      7,675        170,001
Beijing Datang Power Gen.
   Co. Ltd.                          124,000         45,310
Brilliance China Automotive          138,000         23,001
Brilliance China Automotive ADR        4,546         77,691
China Mobile Ltd. ADR                  5,963         92,128
China Petroleum & Chemical Corp.
   (Class A)                         851,458        137,550
China Unicom                          40,000         38,976(a)
Denway Motors Ltd.                   326,600         85,842
Huaneng Power International Inc.     124,000         82,671
Huaneng Power International Inc.
   ADR (Series N)                      3,537         95,004
                                                    883,259

CROATIA -- 1.1%

Pliva D.D. GDR                        10,403        148,243


                                      NUMBER
                                   OF SHARES          VALUE

CZECH REPUBLIC -- 0.6%

Ceska Sporitelna AS                    7,400  $      77,657(a)

EGYPT -- 0.6%

Al-Ahram Beverages Co. GDR             3,031         24,248
Mobinil-Eqyptian Mobile Netork         5,282         36,566(a)
Orascom Telecom Holding SAE           18,667         24,827(a)
                                                     85,641

HONG KONG -- 2.0%

China Rare Earth Holdings Ltd.
   (Class A)                         350,000         96,479
Global Bio-Chem Technology Group
   Co. Ltd. (Regd.)                  116,000         40,528
Greencool Tech                        40,000          9,180
Wah Sang Gas Holdings Ltd.         1,048,000        114,211(a)
                                                    260,398

HUNGARY -- 2.4%

Egis Rt.                               2,215        116,965
Gedeon Richter Rt.                       196         12,595
Gedeon Richter Rt. GDR                   892         57,311
OTP Bank Rt.                          16,310        125,540
                                                    312,411

INDIA -- 10.1%

Aptech Ltd.                           11,315         14,764
Cipla Ltd.                             5,596        116,778
Dr Reddy's Laboratories Ltd.           3,258         73,325
Dr Reddy's Laboratories Ltd. ADR       5,325        117,736
Hindalco Industries Ltd. GDR           4,364         75,934
Infosys Technologies Ltd.              2,575        197,187
Mastek Ltd.                            8,820         65,996
NIIT Ltd.                              2,626         12,611
Reliance Industries Ltd.              21,071        129,890
Satyam Computer Services              31,816        174,571
Satyam Computer Services ADR          17,926        224,075
Sun Pharmaceuticals Industries         6,691         91,881
UTI India IT Fund                      2,552         34,273
                                                  1,329,021

ISRAEL -- 4.8%

Camtek Ltd.                            6,898         13,658(a)
DSP Group Inc.                         2,464         50,438(a)
Ectel Ltd.                            11,349        160,021(a)
Fundtech Ltd.                         12,516         55,696(a)
Lumenis Ltd.                           9,482        105,250(a)
Radview Software Ltd.                 16,419          5,254(a)
Sapiens International Corp.           13,729         17,161(a)
Taro Pharmaceuticals Industries
   (Series A)                          2,681         76,006(a)
Teva Pharmaceutical
   Industries ADR                      2,663        145,586
                                                    629,070

-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND

                             SCHEDULE OF INVESTMENTS  March 31, 2002 (unaudited)
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES          VALUE

MEXICO -- 12.4%

America Movil S.A.de C.V. ADR
   (Series L)                         12,824     $  254,685
Coca-Cola Femsa S.A. ADR               1,940         52,884
Consorcio ARA S.A.de C.V.             75,426        153,029(a)
Corp. GEO S.A.de C.V. (Regd.)         74,570        177,942(a)
Grupo Aeroportuario de Sureste
   S.A. ADR (Series B)                 6,061         91,521
Grupo Carso S.A.de C.V. ADR            4,483         36,043
Grupo Financiero Banorte
   S.A.de C.V.                        35,651         84,676(a)
Grupo Financiero BBVA
   Bancomer                           19,029         20,845(a)
Grupo Financiero BBVA
   Bancomer ADR                        4,538         99,428(b)
Grupo Modelo S.A.                      9,909         25,295
Grupo Televisa S.A. ADR                2,033         98,621
Telefonos de Mexico S.A.de
    C.V. ADR                           6,533        263,868
Tubos de Acero de Mexico
   S.A. ADR                           13,295        142,124
Wal-Mart de Mexico S.A.de C.V.        41,757        137,182(a)
                                                  1,638,143

PHILIPPINES -- 2.3%

Benpres Holdings Corp.               684,200         10,594(a)
Metropolitan Bank & Trust             46,400         40,016(a)
Philippine Long Distance
   Telephone (Series B)               20,937        219,547(a)
Philippine Long Distance
   Telephone ADR                       2,523         26,239
                                                    296,396

POLAND -- 2.0%

Bank Pekao S.A.                        2,645         66,470(a)
Bank Pekao S.A. GDR                    1,546         38,891
Bank Przemyslowo-Handlowy
   PBK S.A.                              393         23,474
Bank Zachodni WBK S.A.                 3,408         56,352(a)
Telekomunikacja Polska S.A. GDR
   (Series A)                         23,290         75,227(b)
                                                    260,414

RUSSIA -- 2.4%

LUKOIL ADR                               780         44,265
Mobile Telesystems ADR                 3,674        134,321
Premier Telesports Ltd.                1,156             50
Unified Energy System ADR              3,001         49,186
Wimm-Bill-Dann Foods OJSC              3,727         89,075(a)
                                                    316,897

SINGAPORE -- 0.3%

Datacraft Asia Ltd.                   16,436         36,817


                                      NUMBER
                                   OF SHARES          VALUE

SOUTH AFRICA -- 5.9%

African Bank Investments Ltd.         68,311     $   32,033
Anglo American Platinum
   Corp. Ltd.                          2,374        104,000
Anglo American PLC.                    9,563        158,807
Impala Platinum Holdings Ltd.            729         38,747
Johnnic Holdings Ltd.                 10,341         40,106
Sappi Ltd.                             9,687        126,371
Sasol Ltd. (Series A)                 13,336        148,112(a)
Softline Ltd.                        114,724          8,899(a)
Standard Bank Investment
   Corp. Ltd.                         43,721        112,915
                                                    769,990

SOUTH KOREA -- 18.0%

Daeduck Electronics Co.               12,348        158,452
Kook Soon Dang Brewery Co. Ltd.        2,646         77,223
Kookmin Bank                           9,874        414,874
Korea Electric Power Corp.            12,192        238,136
KT Corp. (Series O)                    3,492        166,550
KT Corp. ADR                           7,943        190,473
Pacific Corp. (Series A)                 700         82,406
Pohang Iron & Steel Co.Ltd.            1,720        179,696
Pohang Iron & Steel Co.Ltd. ADR        6,508        170,184
S1 Corp.                              13,602        228,090
Samsung Electronics                    1,389        375,931
Youngone Corp.                        49,550         80,651
                                                  2,362,666

TAIWAN -- 8.2%

Compeq Manufacturing Co.
   (Class Y)                          22,728         41,944(a)
HON HAI Precision Industry            16,008         74,658
Premier Image Technology Corp.        51,824        120,107
Procomp Informatics Co.Ltd.           23,940         43,839(a)
Realtek Semiconductor Corp.            5,000         25,894
Realtek Semiconductor Corp. GDR          909         18,316
Taiwan Semiconductor
   Manufacturing Co.Ltd.             174,140        473,342(a)
United Microelectronics               84,000        127,382(a)
Yageo Corp.                          176,248        157,337(a)
                                                  1,082,819

THAILAND -- 0.3%

Hana Microelectronics Co. Ltd.        20,459         40,613

TURKEY -- 0.8%

Aksigorta                          4,330,471         31,036(a)
Enka Holding Yatirim                 553,078         49,548
Vestel Elektronik Sanayi           9,778,618         24,821(a)
                                                    105,405


-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND

                             SCHEDULE OF INVESTMENTS  March 31, 2002 (unaudited)
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES          VALUE

UNITED STATES -- 1.3%

Telecomunicacoes Brasileiras
   S.A. ADR                            2,586 $       85,467
TTI Team Telecom
   International Ltd.                  3,058         87,765(a)
                                                    173,232

TOTAL COMMON STOCK
   (COST $11,713,030)                            11,900,713


--------------------------------------------------------------------------------
PREFERRED STOCK -- 4.0%
--------------------------------------------------------------------------------

BRAZIL -- 4.0%

Banco Bradesco S.A.               10,256,830         62,203
Cia Energetica de Minas Gerais
   (Regd.)                         4,580,305         68,163
Cia Vale do Rio Doce                   3,549         93,114
Eletropaulo Metropolitana de
   Sao Paulo S.A.                  1,899,406         60,454(a)
Empresa Brasileira de
   Aeronautica S.A.                   10,005         50,347
Petroleo Brasileiro S.A.-
   Petrobras                           6,642        164,979
Ultrapar Participacoes S.A.        2,300,000         21,765

TOTAL PREFERRED STOCK
   (COST $434,313)                                  521,025


TOTAL INVESTMENTS IN SECURITIES
   (COST $12,147,343)                            12,421,738


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $654,183)                   654,183        654,183


OTHER ASSETS AND LIABILITIES,
   NET 0.6%                                          76,475
                                                -----------

NET ASSETS -- 100%                              $13,152,396
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Emerging Markets Fund invested in the following sectors at March 31, 2002:

                                         PERCENTAGE (BASED ON
SECTOR                                       MARKET VALUE)
--------------------------------------------------------------------------------
Information Technology                           20.25%
Telecommunication Services                       14.45%
Materials                                        11.87%
Financials                                       11.06%
Health Care                                       8.43%
Energy                                            7.81%
Consumer Discretionary                            7.57%
Utilities                                         6.43%
Short Term                                        5.00%
Industrials                                       4.25%
Consumer Stable                                   2.88%
                                                -------
                                                100.00%
                                                =======

------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDING MARCH 31, 2002?

A. The Premier Growth Equity Fund gained 17.11% for the Investment Class shares and 17.01% for the Service Class shares for the six months ended March 31, 2002. The Fund outperformed its comparative index, the Standard & Poor's 500 Stock Index, which had a total return of 11.00% for the six month period, and its Lipper peer group of 852 Large Cap Core Funds, which had an average return of 10.30%.

Q.  WHAT FACTORS DROVE THE FUND'S PERFORMANCE FOR THE PERIOD?

A. The market rebounded in the past six months following the sharp sell-off in September of last year. With only 34 stocks in the portfolio, performance can be largely driven by the price action of a few individual holdings. Technology stocks were up about 25% in the period, and the portfolio held an overweight position in tech stocks. Semiconductors were strong performers; Applied Materials up 91%, Intel up 49%, and Texas Instruments up 33%. Our holdings of two credit card processors, Certegy and First Data, were up 53% and 50%, respectively.

    On the downside, our media holdings, specifically Comcast and Liberty Media, were both down modestly in the period. Healthcare stocks, Cardinal Health and Pfizer also had slightly negative returns for the period.

Q.  WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?

A. The changes have been minor over the last six months. Technology and healthcare stocks continue to be the largest industry weights at about 30% and 20%, respectively. We've trimmed holdings in some of the more stable growth areas and added to some of the more economically sensitive stocks, in anticipation of an economic recovery this year. All companies represented in the portfolio share the characteristics of industry leadership, financial strength and sustainable double-digit growth expectations.

Q.  WHAT IS THE OUTLOOK FOR THE FUND FOR THE BALANCE OF THE YEAR?

A. The economic recovery is underway and the news on corporate profits should get better over the balance of the year. But the market has anticipated the rebound in earnings, and is already selling at a high valuation. We think stock prices may be up modestly for the balance of the year, but high valuation levels will limit the gains. Regardless of the direction of the overall market, we believe the companies we own have the potential to grow earnings at a mid-teens rate, a rate about two times the long-term earnings growth rate of the S&P 500 as a whole. We believe the superior potential for growth in earnings will result in superior price performance over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                PREMIER GROWTH FUND       S&P 500          S&P 500 /BARRA GROWTH
10/29/99              10000.00            10000.00               10000.00
12/99                 11672.59            10804.23               11206.68
3/00                  12103.05            11069.14               11688.58
6/00                  11612.52             10755.2               11499.84
9/00                  11462.36             10647.3               10489.71
12/00                 11073.26             9812.03                8735.71
3/02                  10050.64             8650.25                7216.63
6/02                  10422.50             9156.01                7776.03
9/02                   8759.44             7808.89                6742.75
12/02                 10050.81             8643.22                7622.50
3/02                  10258.26             8668.03                7562.07


------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
------------------------------------------------------------------------------------------------------
                                             SIX           ONE              SINCE
                                           MONTHS         YEAR            INCEPTION       COMMENCEMENT
------------------------------------------------------------------------------------------------------
Premier Growth Equity Fund                 17.11%          2.07%             1.06%           10/29/99
------------------------------------------------------------------------------------------------------
S&P 500                                    11.00%          0.21%            -5.74%
------------------------------------------------------------------------------------------------------
S&P 500/BARRA Growth                       12.15%          4.79%           -10.92%
------------------------------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

              PREMIER GROWTH FUND      S&P 500       S&P 500 /BARRA GROWTH
1/3/2001           10000.00           10000.00             10000.00
1/02               10879.23           10357.02             10288.06
2/02                9951.69            9413.57              9081.47
3/02                9400.97            8815.97              8261.06
4/02               10164.25            9501.52              8999.21
5/02               10067.63            9565.21              9020.27
6/02                9739.13            9331.41              8901.43
7/02                9642.51            9240.44              8874.77
8/02                9130.43            8661.89              8278.77
9/02                8173.91            7958.49              7718.60
10/02               8550.72            8109.81              8004.21
11/02               9323.67            8732.12              8712.98
12/02               9380.39            8808.80              8725.67
1/02                9331.99            8680.20              8712.31
2/02                9041.57            8512.81              8455.01
3/02                9564.32            8834.09              8656.51


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                 SIX         ONE         SINCE
                               MONTHS       YEAR      INCEPTION*    COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund       17.01%       1.74%        -3.53%      1/03/01
--------------------------------------------------------------------------------
S&P 500                          11.00%       0.21%       -11.66%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth             12.15%       4.79%       -13.43%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large-and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.


SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $175,579 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Technology 30.8%
Consumer - Stable 20.3%
Consumer - Cyclical 18.7%
Financial 10.4%
Capital Goods 6.7%
Short-Term 5.9%
Energy 4.6%
Utilities 2.6%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------
   First Data Corp.                          4.38%
--------------------------------------------------
   Citigroup Inc.                            4.07%
--------------------------------------------------
   Home Depot Inc.                           3.99%
--------------------------------------------------
   Cardinal Health Inc.                      3.88%
--------------------------------------------------
   Carnival Corp.                            3.73%
--------------------------------------------------
   Molex Inc.  (Class A)                     3.49%
--------------------------------------------------
   Microsoft Corp.                           3.44%
--------------------------------------------------
   Aflac Inc.  (Class A)                     3.37%
--------------------------------------------------
   Pfizer Inc.  (Class A)                    3.36%
--------------------------------------------------
   Automatic Data Processing                 3.32%
--------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

PREMIER GROWTH EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.9%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 6.8%

Dover Corp.                          136,251  $   5,586,291
Molex Inc. (Class A)                 200,369      6,129,288
                                                 11,715,579

CONSUMER - CYCLICAL -- 19.0%

Carnival Corp.                       200,369      6,542,048
Catalina Marketing Corp.             116,214      4,241,811(a)
Comcast Corp. (Class A)              168,309      5,352,226(a)
Home Depot Inc.                      144,266      7,012,770
Interpublic Group Cos.Inc.           116,214      3,983,816
Liberty Media Corp.                  448,826      5,673,161(a,h)
NTL Inc.                             208,384         20,838(a,j)
                                                 32,826,670

CONSUMER - STABLE -- 20.7%

Apogent Technologies Inc.            180,332      4,450,594(a,j)
Cardinal Health Inc.                  96,177      6,817,988(h)
Dentsply International Inc.           90,166      3,341,552
Gillette Co.                          76,140      2,589,521
IMS Health Inc.                       88,162      1,979,237
Lincare Holdings Inc.                176,325      4,781,934(a)
Pfizer Inc. (Class A)                148,273      5,892,369
Wyeth                                 88,162      5,787,835
                                                 35,641,030

ENERGY -- 4.7%

Baker Hughes Inc.                    112,207      4,291,918
Schlumberger Ltd.                     64,118      3,771,421
                                                  8,063,339

FINANCIAL -- 10.7%

Aflac Inc. (Class A)                 200,369      5,910,886(h)
American International Group
   (Class A)                          74,137      5,348,243
Citigroup Inc.                       144,266      7,144,052
                                                 18,403,181

TECHNOLOGY -- 31.3%

Applied Materials Inc.                88,162      4,784,552(a)
Automatic Data Processing            100,184      5,837,722
Certegy Inc.                          94,173      3,738,668(a)
Cisco Systems Inc. (Class A)         268,494      4,545,603(a)
Dell Computer Corp.                  200,369      5,231,635(a)
Equifax Inc.                         164,302      4,912,630
First Data Corp.                      88,162      7,692,135
Intel Corp.                          128,236      3,899,657


                                      NUMBER
                                   OF SHARES          VALUE

Intuit Inc.                          144,266  $   5,534,044(a)
Microsoft Corp.                      100,184      6,042,097(a)
Texas Instruments Inc.                56,103      1,857,009
                                                 54,075,752

UTILITIES -- 2.7%

Vodafone Group PLC. ADR              248,457      4,579,061(h,j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $168,937,357)                          165,304,612

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     7,211,501      7,211,501
State Street Navigator Securities
   Lending Prime Portfolio         3,062,577      3,062,577(l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $10,274,078)                            10,274,078


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (1.9)%                                    (3,154,233)
                                               ------------

NET ASSETS -- 100%                             $172,424,457
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Premier Growth Equity Fund had the following long futures contracts open at March 31, 2002:

                           NUMBER      CURRENT
             EXPIRATION      OF       NOTIONAL     UNREALIZED
DESCRIPTION     DATE      CONTRACTS     VALUE     DEPRECIATION
--------------------------------------------------------------------------------
S&P 500       June 2002       4      $1,149,200     $(15,000)



-------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                    PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE PREMIER RESEARCH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2002?

A. The Premier Research Equity Fund gained 11.02% for the six months ended March 31, 2002. By comparison, its benchmark index, the Standard & Poor's 500 Stock Index, generated a total return of 11.00% for the six month period, and our Lipper peer group of 852 Large Cap Core Funds had an average return of 10.30%.

Q.  WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE DURING THE PERIOD?

A. We enjoyed strong contributions from our energy and basic materials stocks. That was offset by weakness in our telecommunications and financial holdings.

Q.  HOW DOES THE PROSPECT FOR AN ECONOMIC RECOVERY IMPACT THE FUND?

A. It appears that the US economy is beginning to recover from its relatively mild recession. That recovery has been reflected in the stronger performance of our economically sensitive stocks. Valuations on our less economically sensitive holdings have, thereby, become more attractive. That said, we intend to maintain our strategy of isolating stock selection by maintaining a mix of industries that are generally in line with that of the S&P 500 index.

Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Our position in Nabors Industries more than doubled in the six month period, as energy prices rose on concerns about developments in the Middle East. Schlumberger rose by 29% for similar reasons. Offsetting these strong performers was weakness in Bristol Myers, which fell 27% due to negative earnings estimates revisions. To date, we have retained our position in the stock based on its very attractive valuation.

Q.  WHAT MAJOR CHANGES DID YOU MAKE DURING THE QUARTER?

A. We eliminated our position in Tyco as we lost confidence in management's ability to realize the value of the company's assets. We replaced it with Honeywell, where a new Chief Executive Officer was put in place. We also sold our holding in Sprint PCS. The market for wireless services was growing more slowly than expected, and we allocated the sale proceeds among our existing positions in the telecommunications industry.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. We intend to continue with our strategy of holding 55-65 of the best stocks as identified by our research staff, while allocating positions among different industries in a way that is comparable to the S&P 500 Index.

                                                    PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                 Premier Research Equity Fund            S&P 500
4/28/2000                 10000.00                      10000.00
6/00                      10110.00                      10035.00
9/00                       9920.00                       9934.32
12/00                      9490.39                       9154.99
3/02                       8650.62                       8071.01
6/02                       8822.62                       8542.89
9/02                       7466.85                       7285.98
12/02                      8340.51                       8064.45
3/02                       8289.59                       8087.59


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                      SIX       ONE      SINCE
                    MONTHS     YEAR    INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
Premier Research
   Equity Fund      11.02%    -4.17%     -9.28%       4/28/00
--------------------------------------------------------------------------------
S&P 500             11.00%     0.21%    -10.48%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large- and medium-sized companies located in the United States.


SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $10,277 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Short-Term Investments 20.2%
Consumer - Stable 18.7%
Financial 15.2%
Technology 14.4%
Consumer - Cyclical 12.1%
Utilities 6.5%
Energy 5.8%
Capital Goods 4.0%
Basic Materials 2.4%
Transportation 0.7%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
------------------------------------------------------
   ExxonMobil Corp.                              3.38%
------------------------------------------------------
   Microsoft Corp.                               3.22%
------------------------------------------------------
   Citigroup Inc.                                3.17%
------------------------------------------------------
   Pfizer Inc.  (Class A)                        2.99%
------------------------------------------------------
   American International Group (Class A)        2.48%
------------------------------------------------------
   Johnson & Johnson                             2.34%
------------------------------------------------------
   General Mills Inc.                            2.34%
------------------------------------------------------
   Home Depot Inc.                               2.16%
------------------------------------------------------
   Target Corp.                                  2.09%
------------------------------------------------------
   Intel Corp.                                   2.00%
------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    PREMIER RESEARCH EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

PREMIER RESEARCH EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.0%

Alcoa Inc.                             3,203     $  120,881
Weyerhaeuser Co.                       1,994        125,343(j)
                                                    246,224

CAPITAL GOODS -- 4.9%

Emerson Electric Co.                   1,337         76,730
General Dynamics Corp.                 1,199        112,646
Honeywell International Inc.           2,195         84,003
United Technologies Corp.              1,823        135,267(j)
                                                    408,646

CONSUMER - CYCLICAL -- 15.0%

Comcast Corp. (Class A)                4,692        149,206(a)
Delphi Corp.                           7,144        114,233
Federated Department Stores            3,383        138,196(a)
Home Depot Inc.                        4,570        222,148
Omnicom Group                            997         94,117(j)
Safeway Inc.                           2,702        121,644(a)
Target Corp.                           4,984        214,910
Viacom Inc. (Class B)                  4,026        194,738(a,j)
                                                  1,249,192

CONSUMER - STABLE -- 23.1%

Anheuser-Busch Cos.Inc.                2,608        136,138
Avon Products                          3,614        196,312
Baxter International Inc.              1,665         99,101
Bristol-Myers Squibb Co.               2,680        108,513
Cardinal Health Inc.                   2,523        178,855
General Mills Inc.                     4,914        240,049
Johnson & Johnson                      3,702        240,445(j)
PepsiCo.Inc.                           2,013        103,670
Pfizer Inc. (Class A)                  7,728        307,111
Pharmacia Corp. (Class A)              3,026        136,412(j)
Tenet Healthcare Corp.                 1,433         96,040(a)
UnitedHealth Group Inc.                1,028         78,560
                                                  1,921,206

ENERGY -- 7.2%

Burlington Resources Inc.              1,642         65,828(j)
Exxon Mobil Corp.                      7,920        347,134
Nabors Industries Inc.                 1,923         81,247(a,j)
Schlumberger Ltd.                      1,741        102,406(j)
                                                    596,615


                                      NUMBER
                                   OF SHARES          VALUE

FINANCIAL -- 18.9%

American International Group
   (Class A)                           3,528     $  254,510
Bank of America Corp.                  2,678        182,158
Bank One Corp.                         2,928        122,332
Citigroup Inc.                         6,576        325,644
Federal National Mortgage
   Association                         1,913        152,810
FleetBoston Financial Corp.            1,829         64,015
Hartford Financial Services
   Group Inc.                          1,429         97,343
Lehman Brothers Holdings Inc.          1,418         91,660
Washington Mutual Inc.                 3,795        125,728(j)
Wells Fargo & Co.                      3,050        150,670
                                                  1,566,870

TECHNOLOGY -- 17.8%

Analog Devices Inc. (Class A)          1,166         52,517(a)
Cisco Systems Inc. (Class A)           9,619        162,850(a)
Dell Computer Corp.                    4,459        116,424(a)
Electronic Data Systems Corp.          3,431        198,964(j)
Intel Corp.                            6,745        205,115(j)
Intuit Inc.                            3,570        136,945(a)
Microsoft Corp.                        5,490        331,102(a,j)
Oracle Corp.                           4,579         58,611(a)
Texas Instruments Inc.                 3,038        100,558
Unisys Corp.                           8,966        113,241(a)
                                                  1,476,327

TRANSPORTATION -- 0.8%

Burlington Northern
   Santa Fe Corp.                      2,239         67,573

UTILITIES -- 8.0%

AT&T Corp.                             7,408        116,306
Dominion Resources Inc.                2,053        133,773(j)
Duke Energy Corp.                      3,795        143,451(j)
Verizon Communications Inc.            3,750        171,188
Vodafone Group PLC. ADR                5,396         99,443(j)
                                                    664,161

TOTAL INVESTMENT IN SECURITIES
   (COST $7,881,961)                              8,196,814


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 25.1%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund       105,062        105,062
State Street Navigator Securities
   Lending Prime Portfolio         1,975,189      1,975,189(l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,080,251)                              2,080,251

LIABILITIES IN EXCESS OF OTHER ASSETS
   AND LIABILITIES, NET (23.8)%                  (1,977,004)
                                                 ----------
NET ASSETS -- 100%                               $8,300,061
                                                 ==========

------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE PREMIER INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE SIX MONTHS ENDING MARCH 31, 2002?

A. The Premier International Equity Fund rose by 6.67% in the six months ending March 31, 2002. By comparison, the Fund's MSCI EAFE benchmark, returned 7.52%. The average return for the 937 funds in our Lipper International Funds peer group was 10.34%.

Q.  WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S RETURN?

A. Overall performance has been strong in the last six months as markets have rallied from the lows established in September 2001. The performance by region, however, has been uneven reflecting, on the one hand, the fundamental problems existent in Japan and, on the other, the correlation between the other Asian markets and a global recovery. Interest rates continued to be cut by central banks in the fourth quarter of last year, but no changes have been made so far in 2002. Slight indications of an economic recovery are enough to keep interest rates stable, for now.

Q.  WHICH INVESTMENTS STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

A. The Fund's performance can be attributed, in part, to two specific issues: a strong weighting in emerging markets, which have been the top performers of late, and effective stock selection in Japan. Specific contributors in those categories include: Taiwan Semiconductor and Samsung Electronics (Korea); Shin Etsu Chemicals (Japan); Pohang Iron & Steel (Korea); and Sharp Corporation (Japan). The portfolio also benefited from strong performance from Lagardere (France - media); Invensys (United Kingdom - engineering); BHP/Billiton (United Kingdom - resources); and Autoliv (Sweden - auto parts). Over the last six months the portfolio has gradually favored stocks that benefited from a cyclical upturn in the economy, although it still contains positions in more defensive stocks. This reflects our belief, that while we may have growing confidence in cash earnings estimates, any true global recovery will be slow and uneven.

Q. WHAT IS YOUR OUTLOOK FOR THE FOREIGN MARKETS AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Ultimately, stock prices must reflect fundamental performance and the strength of the last two quarters now needs validation through rising corporate profits. The next few months will be challenging as we seek attractively-priced stocks of companies that can offer cash earnings growth in a world poised on the brink of economic recovery.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

              Premier International Equity Fund          MSCI EAFE
4/28/2000                10000.00                         10000.00
6/00                     10300.00                         10137.35
9/00                      8690.00                          9319.67
12/00                     8290.90                          9069.59
3/02                      7134.03                          7824.12
6/02                      7205.06                          7721.05
9/02                      5916.27                          6645.83
12/02                     6403.83                          7109.30
3/02                      6311.02                          7145.44


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------

                       SIX      ONE      SINCE
                     MONTHS    YEAR   INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Premier International
   Equity Fund        6.67%   -11.54%   -21.26%      4/28/00
--------------------------------------------------------------------------------
MSCI EAFE             7.52%    -8.67%   -16.08%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in a limited number of equity securities of companies located in developed and developing countries other than the United States.



SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $6,324 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Continental Europe 60.6%
United Kingdom 15.9%
Japan 7.9%
Emerging Asia 6.4%
Pacific Basin ex Japan 3.3%
Canada 3.1%
Latin America 2.0%
Short Term 0.8%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
-------------------------------------------------------
   TotalFinaElf S.A.                              5.47%
-------------------------------------------------------
   BAE Systems PLC.                               5.31%
-------------------------------------------------------
   ING Groep N.V.                                 4.61%
-------------------------------------------------------
   Taiwan Semiconductor Manufacturing Co. Ltd.    4.60%
-------------------------------------------------------
   Lagardere S.C.A.  (Series O)                   4.00%
-------------------------------------------------------
   Vodafone Group PLC.                            3.75%
-------------------------------------------------------
   Vivendi Universal S.A.                         3.58%
-------------------------------------------------------
   BHP Billiton PLC. (Class A)                    3.47%
-------------------------------------------------------
   BNP Paribas                                    3.47%
-------------------------------------------------------
   CGNU PLC.                                      3.40%
-------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                               PREMIER INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

PREMIER INTERNATIONAL EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.8%
--------------------------------------------------------------------------------

AUSTRALIA -- 3.3%

Brambles Industries Ltd.              40,671     $  206,111

BRAZIL -- 2.0%

Petroleo Brasileiro S.A.- Petrobras
   ADR                                 4,864        128,750

CANADA -- 3.1%

Petro-Canada                           7,613        195,920

FINLAND -- 2.9%

Sampo Oyj                             21,745        185,771(a)

FRANCE -- 27.0%

Aventis S.A.                           2,853        196,979
AXA                                    6,544        147,581
BNP Paribas                            4,350        219,563
Carrefour S.A.                         3,992        187,921
Lagardere S.C.A. (Series O)            5,330        252,766(a)
Michelin (C.G.D.E.)                    3,515        133,415
TotalFinaElf S.A.                      2,243        346,094
Vivendi Universal S.A.                 5,826        226,414
                                                  1,710,733

GERMANY -- 8.0%

Bayerische Motoren Werke AG
   (Class D)                           3,918        155,850
Deutsche Bank AG                       2,291        147,671
Muenchener Rueckversicherungs AG         820        204,135
                                                    507,656

IRELAND -- 2.6%

CRH PLC.                               9,255        162,571

ITALY -- 5.8%

IntesaBci SpA                         52,499        157,435
Riunione Adriatica di Sicurta SpA     15,884        207,703
                                                    365,138


                                      NUMBER
                                   OF SHARES          VALUE

JAPAN -- 7.8%

Canon Inc.                             4,000  $     148,316
Honda Motor Co. Ltd.                   4,300        180,503
Toshiba Corp.                         40,000        167,307
                                                    496,126

NETHERLANDS -- 7.9%

ING Groep N.V.                        10,710        291,297
Koninklijke Ahold N.V.                 8,021        210,329
                                                    501,626

SOUTH KOREA -- 1.8%

Samsung Electronics GDR                  849        116,440

SPAIN -- 3.2%

Telefonica S.A.                       18,363        205,702(a)

SWITZERLAND -- 2.9%

Credit Suisse Group                    4,885        185,214(a)

TAIWAN -- 4.6%

Taiwan Semiconductor
   Manufacturing Co.Ltd.             107,000        290,844(a)

UNITED KINGDOM -- 15.9%

BAE Systems PLC.                      70,343        335,989
BHP Billiton PLC. (Class A)           38,477        219,579
CGNU PLC.                             20,331        214,801
Vodafone Group PLC.                  128,223        237,209
                                                  1,007,578

TOTAL COMMON STOCK
   (COST $7,551,613)                              6,266,180


--------------------------------------------------------------------------------
RIGHTS -- 0.1%
--------------------------------------------------------------------------------


SPAIN -- 0.1%

Telefonica S.A.  (Regd.), 04/05/02
   (COST $0)                          18,363          4,162(a)


TOTAL INVESTMENTS IN SECURITIES
   (COST $7,551,613)                              6,270,342


--------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                               PREMIER INTERNATIONAL EQUITY FUND

                             SCHEDULE OF INVESTMENTS  March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $53,390)                     53,390     $   53,390


OTHER ASSETS AND LIABILITIES,
   NET 0.3%                                          16,606
                                                 ----------

NET ASSETS -- 100%                               $6,340,338
                                                 ==========

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Premier International Equity Fund invested in the following sectors at March 31, 2002:
                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                      31.01%
Consumer Discretionary                          15.01%
Information Technology                          11.43%
Energy                                          10.61%
Industrials                                      8.57%
Telecommunication Services                       7.07%
Consumer Stable                                  6.30%
Materials                                        6.04%
Healthcare                                       3.11%
Short Term                                       0.85%
                                               -------
                                               100.00%
                                               =======


-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE SIX MONTH PERIOD ENDING MARCH 31, 2002?

A. The Income Fund declined 0.29% for the six months ended March 31, 2002. By comparison, the Lehman Brothers Aggregate Bond Index posted a positive return of 0.14%. The average return for the Lipper peer group of 144 Intermediate Government Bond Funds for the same period was a decline of 0.73%.

Q.  WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. Healthy consumer spending pulled the U.S. economy out of mild recession during the six months ending March 31, 2002. Real Gross Domestic Product grew 1.7% in the fourth quarter of 2001. The foundation for further economic recovery was cemented in the first quarter of 2002 with constructive indicators for both output and demand, and boosted consumer confidence to a level not seen since August 2001. The Federal Reserve (the Fed) continued an expansive monetary policy, lowering short-term interest rates 1.25%, to a forty-year low of 1.75%, by year end 2001. Improving economic activity prompted the Fed to leave short rates unchanged at its January and March 2002 meetings and drop its easing bias in favor of a neutral stance. Buoyed by strengthening economic data and positive comments from Federal Reserve Chairman Alan Greenspan, fixed income investors pushed up bond yields, driving prices lower. As a result, 2, 5, and 10-year Treasury note yields finished the period at 4.34%, 4.64% and 4.97%, up, 149, 84 and 39 basis points, respectively. The thirty-year bond yield remained virtually unchanged, up 4 basis points to 5.46%. The dramatic flattening in the Treasury yield curve (when the differential between short-term and long-term interest rates narrows) reflected investors expectation that the Fed's next policy move would be toward higher rates, driving up yields on short- to intermediate-term securities. Minimal inflationary concerns muted the rise in long-term interest rates. Non-Treasury sectors outperformed Treasuries. Pressured by the collapse of Enron Corp., general credit deterioration in the telecom industry, and heightened scrutiny of accounting principles, the corporate sector still performed well. Although mortgage-backed securities suffered in the last three months of 2001 from a sharp decline in mortgage refinancing activity, performance rebounded in the first quarter of 2002, due to a decline in the bond market's volatility.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Fund performance was negatively affected in the final quarter of 2001 by a position in Enron Corporation securities. Total return benefited from favorable sector allocations, particularly an overweight position in residential and commercial mortgage-backed issues. Favorable security selection within the mortgage-backed sectors also added to Fund performance.

Q.  WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET AND THE FUND?

A. We concur with the view that the U.S. economy is out of a recession. However, the pace of economic recovery in the second quarter and beyond is up for debate. Currently, the markets appear to expect a strong recovery matched by aggressive Fed tightening through year end. Although there have been early signs of improvement in factory output and consumer demand remains healthy, there are still headwinds confronting a robust post-recession recovery. Current forecasts do not suggest a sharp rebound in corporate earnings, not to mention concerns regarding the quality of those earnings. Inflamed Mid-East tensions have caused an increase in oil and gasoline prices, which typically acts as a tax on the consumer. These forces, combined with modest inflationary prospects, lead us to believe that the intermediate area of the yield curve offers good relative value. The portfolio remains neutral in terms of its interest-rate sensitivity. We reduced our position in mortgage-backed securities after they rallied in the first quarter, but they still represent a large weighting in the portfolio. We are more cautious on the outlook for corporate debt securities, owning a well-diversified position in these bonds.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                Income Fund            LB Aggregate
11/21/97         10000.00                10000.00
3/98             10290.76                10257.76
9/98             10921.12                10941.19
3/99             10904.80                10923.66
9/99             10842.65                10901.15
3/00             11048.41                11128.07
9/00             11559.12                11663.20
3/02             12394.92                12522.51
9/02             13038.16                13173.92
3/02             12999.98                13192.21


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                    SIX    ONE   THREE     SINCE
                  MONTHS  YEAR   YEAR   INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund        -0.29%   4.88%   6.03%   6.20%    11/21/97
--------------------------------------------------------------------------------
LB Aggregate        0.14%   5.35%   6.49%   6.60%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.



SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $272,684 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Mortgage Backed 30.6%
Asset Backed & Others 27.7%
Corporate Notes 16.1%
U.S. Treasuries 14.6%
Federal Agencies 10.2%
Sovereign Bonds 0.8%



QUALITY RATINGS
AS OF MARCH 31, 2002
as a % of Market Value
-----------------------------------------------------
           Moody's/                     Percentage of
          S&P Rating+                   Market Value
-----------------------------------------------------
         Aaa or better                     82.7%
-----------------------------------------------------
            Aa to A                        11.7%
-----------------------------------------------------
            Below A                         5.1%
-----------------------------------------------------
           NR/Others                        0.5%
-----------------------------------------------------


+ MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

INCOME FUND

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 107.5%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 19.2%

United States Treasury Bonds
5.38%       02/15/31              $1,745,000    $ 1,637,840(j)
6.88%       08/15/25               3,849,000      4,243,523(h)
7.25%       05/15/16               3,440,000      3,866,250(h)
8.13%       08/15/19               5,201,000      6,368,781(h)
10.38%      07/19/04               1,490,000      1,714,901
                                                 17,831,295
United States Treasury Notes
3.50%       11/15/06                 350,000        331,023(j)
3.63%       03/31/04               9,250,000      9,232,610
4.63%       05/15/06               7,716,000      7,685,830(j)
4.88%       02/15/12                 780,000        748,309(j)
5.00%       02/15/11 - 08/15/11    2,438,000      2,356,851(j)
5.88%       11/15/04               1,620,000      1,690,616(h)
                                                 22,045,239

TOTAL U.S. TREASURIES
   (COST $41,052,725)                            39,876,534


FEDERAL AGENCIES -- 13.3%

Federal Home Loan Mortgage Corporation
5.25%       01/15/06               3,285,000      3,317,850
5.50%       09/15/11               1,746,000      1,674,519
6.00%       06/15/11               1,110,000      1,106,015
                                                  6,098,384
Federal National Mortgage Association
3.88%       03/15/05               2,380,000      2,336,851(j)
4.00%       11/17/03               2,965,000      2,803,763
4.38%       10/15/06               1,042,000      1,007,812(j)
5.00%       01/20/04 - 01/15/07    9,260,000      9,132,040(j)
5.25%       08/14/03               1,933,000      1,938,142
6.13%       03/15/12               2,205,000      2,207,403
6.25%       07/19/04                 297,000        299,320
7.13%       01/15/30               1,778,000      1,902,176(h)
                                                 21,627,507

TOTAL FEDERAL AGENCIES
   (COST $28,268,945)                            27,725,891


AGENCY MORTGAGE BACKED -- 31.0%

Federal Home Loan Mortgage Corporation
6.00%       02/01/29 - 05/01/31    1,041,153      1,011,571
6.50%       05/01/29 - 07/01/30      105,342        105,051


                                   PRINCIPAL
                                      AMOUNT          VALUE



7.00%       10/01/16 - 07/01/31  $   409,391   $    418,603
7.50%       09/01/12 - 09/01/31    1,219,396      1,264,085
8.00%       11/01/30 - 08/01/31      932,325        979,502
8.50%       02/01/30 - 06/01/31      936,268        995,077
                                                  4,773,889
Federal National Mortgage Association
5.50%       04/01/02 - 01/01/16    4,099,332      4,041,824(i)
6.00%       02/01/14 - 02/01/31      669,790        660,246
6.50%       07/01/29 - 01/01/30       96,484         96,152
7.00%       08/01/13 - 01/01/31    1,844,833      1,907,792(h)
7.50%       08/01/13 - 01/01/32    8,035,521      8,337,163(h)
8.00%       12/01/12 - 01/01/32    2,424,316      2,551,776
8.50%       10/01/30 - 08/01/31    1,934,207      2,053,518(h)
9.00%       06/01/09 - 12/01/22      316,627        341,069
6.00%       TBA                    4,786,000      4,636,438(c)
6.50%       TBA                   10,872,000     10,814,270(c)
7.00%       TBA                    8,542,000      8,704,811(c)
7.50%       TBA                    3,510,000      3,633,938(c)
                                                 47,778,997
Government National Mortgage Association
6.50%       03/15/24 - 02/15/29      822,289        823,436
7.00%       03/15/12 - 04/15/29    1,716,016      1,758,391
7.50%       10/15/22 - 08/15/31    1,472,587      1,535,458
8.00%       05/15/30 - 09/15/30      220,441        231,737
8.50%       10/15/17                 123,814        134,222
9.00%       11/15/16 - 12/15/21      468,064        513,393
6.50%       TBA                    6,947,000      6,920,949(c)
                                                 11,917,586

TOTAL AGENCY MORTGAGE BACKED
   (COST $64,388,230)                            64,470,472


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.0%

Federal Home Loan Mortgage Corporation
2.02%       12/15/14                 143,252        125,255(d,f)
6.00%       12/15/08 - 09/15/23      475,000        486,074
6.99%       01/15/21                 127,308         81,994(d,f)
7.50%       07/15/12 - 06/15/29      208,535         52,981(g)
8.00%       02/01/23 - 07/01/24      169,178         41,128(g)
8.75%       04/15/02                 152,000        129,857(i)
12.26%      04/15/02                 264,162        211,041(i)
13.40%      04/15/02                 451,000        442,490(i)
14.64%      04/15/02                 116,477        109,518(i)
14.69%      04/15/02                 231,216        205,724(i)
16.07%      04/15/02                 158,000        136,771(i)
                                                  2,022,833
Federal Home Loan Mortgage
   Corporation STRIPS
5.89%       08/01/27 - 04/01/28      414,192        312,123(d,f)
Federal National Mortgage Association
4.89%       10/25/29                 210,976        160,407(d,f)
5.90%       04/25/02                 588,223         66,727(g,i)


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND

                             SCHEDULE OF INVESTMENTS  March 31, 2002 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT          VALUE



6.50%       01/15/23 - 10/15/27   $1,300,532  $   1,337,835
7.50%       11/25/31                 730,591        767,806
12.19%      04/25/02                 137,000        125,590(i)
14.61%      04/25/02                  76,654         75,579(i)
15.00%      04/25/02                 272,771        272,261(i)
17.16%      04/25/02                 102,696        100,543(i)
20.15%      04/25/02                 115,548        117,227(i)
                                                  3,023,975
Federal National Mortgage
   Association REMIC
5.00%       05/25/12               1,000,000        998,125(k)
6.70%       04/25/02                 920,834        117,982(g,i,k)
8.00%       05/25/22                     243          5,291(g,k)
19.01%      04/25/02                 423,612        414,667(i,k)
80.91%      03/25/22                     391          7,721(g,k)
                                                  1,543,786
Federal National Mortgage
   Association STRIPS
5.74%       05/01/28                 692,339        524,447(d,f)
7.50%       11/01/23 - 04/01/27    2,010,280        525,987(g)
8.00%       02/01/23 - 07/01/24    1,278,411        318,657(g)
                                                  1,369,091
Federal National Mortgage
   Corporation
16.12%      04/15/02                 145,000        124,700(i)

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $8,102,386)                              8,396,508


ASSET BACKED -- 12.9%

American Airlines Inc.
6.86%       10/15/10                 188,911        192,475
American Express Credit Account
   Master Trust
6.40%       04/15/05                 548,000        556,045
American Express Master Trust
2.05%       04/15/02               1,059,000      1,060,324(i)
Arran Master Trust
2.14%       06/15/02               1,250,000      1,249,213(i,l)
Capital Auto Receivables Asset Trust
4.60%       09/15/05                 585,000        595,254
Chase Credit Card Master Trust
2.00%       04/15/02               1,828,000      1,828,567(i)
Citibank Credit Card Issuance Trust
2.03%       06/15/02                 828,000        827,751(i)
4.10%       12/07/06                 503,000        492,779
6.90%       10/15/07                 185,000        196,130
Conseco Private Label Credit Card
   Master Note Trust
2.18%       04/15/02                 428,000        428,956(i)
Countrywide Home Equity
   Loan Trust
2.13%       04/15/02                 837,532        837,794(i)


                                   PRINCIPAL
                                      AMOUNT          VALUE

Dillard Credit Card Master Trust
2.17%       04/15/02              $3,000,000   $  3,010,905(i)
Discover Card Master Trust I
5.30%       11/16/06                 873,000        891,110
First Chicago Master Trust II
2.03%       04/15/02               2,011,000      2,011,325(i)
Ford Credit Auto Owner Trust
4.31%       06/15/05                  32,000         32,314
4.83%       02/15/05                  91,000         92,567
6.62%       07/15/04                 772,000        790,335
Ford Credit Auto Owner Trust
   (Series B)
4.72%       08/15/04                  23,000         23,149
Green Tree Financial Corp.
6.90%       04/15/18                  28,677         29,528
6.97%       04/01/31                 106,000        109,301
HFC Home Equity Loan Asset Backed
   Certificates
2.27%       04/20/02               1,000,000      1,000,313(i)
Household Private Label Credit Card
   Master Note Trust I
2.04%       04/15/02                  91,000         91,227(i)
MBNA Master Credit Card Trust
1.98%       04/15/02               1,000,000      1,000,310(i,l)
2.13%       04/15/02                 305,000        305,284(i)
Mellon Bank Premium Finance Loan
   Master trust
2.18%       06/15/02               1,000,000      1,001,226(i,l)
Metris Master Trust
2.11%       04/20/02               1,828,000      1,829,341(i)
2.13%       04/20/02                 110,000        109,768(i)
2.20%       04/20/02                 200,000        199,760(i)
Providian Gateway Master Trust
2.12%       04/15/02                 900,000        900,336(i)
Pse&g Transition Funding Llc
6.61%       04/15/03                 841,000        864,128
Saks Credit Card Master Trust
2.12%       04/15/02                 914,000        914,352(i)
Superior Wholesale Inventory
   Financing Trust
1.96%       04/15/02               1,600,000      1,602,095(i,l)
United Airlines Inc. (Class D)
7.73%       07/15/10               1,810,000      1,596,782
West Penn Funding LLC Transition
   Bonds
6.81%       08/15/04                  87,000         91,779

TOTAL ASSET BACKED
   (COST $27,026,787)                            26,762,523


CORPORATE NOTES -- 21.1%

Abbey National Capital Trust I
8.96%       06/30/30                 389,000        438,578(i)
Abbott Laboratories
5.13%       07/01/04                 612,000        623,689




------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND

                             SCHEDULE OF INVESTMENTS  March 31, 2002 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT          VALUE

Aetna Inc./Old
6.97%       08/15/36             $    87,000  $      90,122
Ahold Finance USA Inc.
8.25%       07/15/10               1,006,000      1,097,657
Albertson's Inc.
7.50%       02/15/11                 219,000        228,914
Allstate Financial Global Funding
   (Series A)
5.25%       02/01/07                 365,000        359,083(b)
Amerada Hess Corp.
7.88%       10/01/29                 457,000        480,353
AOL Time Warner Inc.
7.63%       04/15/31                 309,000        306,414
AT&T Corp.
6.50%       03/15/29                 494,000        408,059
AT&T Wireless Services Inc.
7.35%       03/01/06                 229,000        229,763
AXA
8.60%       12/15/30                 480,000        529,954
Bank of America Corp.
7.40%       01/15/11                 235,000        248,292
Bank One Corp.
6.50%       02/01/06                 850,000        877,362
Barclays Bank PLC.
8.55%       06/15/11                 375,000        415,838(b,i)
BCI US Funding Trust
8.01%       07/15/08                 229,000        233,337(b,i)
Beckman Coulter Inc.
7.10%       03/04/03                  59,000         60,031
Bellsouth Telecommunications
6.38%       06/01/28                 389,000        360,704
Boeing Capital Corp.
7.10%       09/27/05                 452,000        467,386
Brascan Ltd.
7.38%       10/01/02                  37,000         37,572
Bristol-Myers Squibb Co.
6.88%       08/01/97                 137,000        132,163
British Telecommunications PLC.
8.38%       12/15/10                 375,000        406,058
Capital One Bank
6.88%       02/01/06                 421,000        406,623
Centerior Energy Corp.
7.67%       07/01/04                 146,000        151,392
CIT Group Inc.
7.13%       10/15/04                 457,000        454,107
Citigroup Inc.
1.98%       05/30/02               1,000,000        999,858(i,l)
5.70%       02/06/04                 338,000        347,393
7.25%       10/01/10                 786,000        827,100
Clear Channel Communications
7.25%       09/15/03                 489,000        498,824
7.88%       06/15/05                 165,000        172,654
Coca-Cola Enterprises Inc. (Series B)
6.70%       10/15/36                 224,000        232,458


                                   PRINCIPAL
                                      AMOUNT          VALUE

Conagra Foods Inc.
7.13%       10/01/26              $  265,000  $     276,888
Conoco Inc.
5.90%       04/15/04               1,152,000      1,180,259
CSC Holdings Inc. (Series A)
8.13%       07/15/09                 146,000        145,689
DaimlerChrysler NA Holding Corp.
2.12%       06/17/02               2,000,000      1,992,072(i,l)
Delhaize America Inc.
7.38%       04/15/06                 219,000        225,758
9.00%       04/15/31                 759,000        853,875
Delta Air Lines Inc.
7.57%       11/18/10                 562,000        574,724
Deutsche Telekom International
   Finance BV
7.75%       06/15/05                 247,000        257,040
8.25%       06/15/30                 788,000        813,017
Dominion Resources Inc.
6.00%       01/31/03                 302,000        306,726
Duke Capital Corp.
7.25%       10/01/04                 457,000        477,871
Duke Energy Corp.
5.38%       01/01/09                  91,000         85,679
EL Paso Corp.
7.38%       12/15/12                 731,000        715,795
Erac USA Finance Co.
8.25%       05/01/05                 325,000        341,877(b)
European Investment Bank
   (Series B)
4.63%       03/01/07                 610,000        593,713
FedEx Corp. (Class B)
7.50%       01/15/18                 269,055        275,782
FleetBoston Financial Corp.
   (Series A)
4.88%       12/01/06                 279,000        267,265
Ford Motor Credit Co.
7.38%       10/28/09                 155,000        152,043
7.60%       08/01/05                 114,000        116,047
FPL Group Capital Inc.
7.38%       06/01/09                 238,000        247,522
France Telecom
8.50%       03/01/31                 515,000        552,085
France Telecom (Series B)
7.20%       03/01/06                 178,000        180,595
Fred Meyer Inc. Holding Co.
   (Series B)
7.38%       12/01/05                 160,000        167,515
General Mills Inc.
5.13%       02/15/07                 380,000        369,090
General Motors Acceptance Corp.
2.49%       04/22/02               1,000,000        988,210(i,l)
5.75%       11/10/03                  64,000         64,388
5.80%       03/12/03                 297,000        301,007
6.13%       09/15/06                 279,000        275,295
7.25%       03/02/11                 137,000        136,585


-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND

                             SCHEDULE OF INVESTMENTS  March 31, 2002 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT          VALUE

General Motors Acceptance Corp.
   (Series A)
6.13%       01/22/08               $ 430,000    $   415,509
Georgia-Pacific Corp.
9.95%       06/15/02                  55,000         55,185(i)
Household Finance Corp.
5.75%       01/30/07                 100,000         96,124
HSBC Capital Funding LP/Channel
   Islands
9.55%       06/30/10                  64,000         73,716(i)
Hydro Quebec
8.25%       04/15/26                  95,000        110,974
John Hancock Global Funding II
5.63%       06/27/06                 347,000        345,768
Kellogg Co.
5.50%       04/01/03                 503,000        510,907
7.45%       01/15/05                 178,000        185,254
KFW International Finance
4.75%       01/24/07                 645,000        629,804
Merrill Lynch & Co. Inc.
2.21%       04/15/02               2,000,000      1,999,038(i,l)
Metlife Inc.
5.25%       11/17/03                  73,000         71,835
Midamerican Energy Hldgs-Old
7.38%       12/15/04                 265,000        269,045
Midwest Generation LLC
8.56%       12/15/04                 155,000        150,745
Morgan Stanley Dean Witter & Co.
6.75%       12/15/14                 484,000        486,163
7.13%       01/15/03                 457,000        467,072
Nabisco Inc.
6.13%       02/01/33                  87,000         88,134(i)
National Rural Util Coop Fin
6.00%       02/25/09                 311,000        307,890
NB Capital Trust IV
8.25%       02/15/05                 229,000        237,267
News America Inc.
7.63%       11/30/28                 101,000         94,803
Pemex Finance Ltd.
9.03%       02/15/11                 398,000        445,103
Pepsi Bottling Holdings Inc.
5.38%       05/15/03                 183,000        186,644(b)
Petroleos Mexicanos
9.50%       09/15/27                 407,000        455,840
Phillips Petroleum Co.
9.38%       02/15/11                 183,000        218,244
PP&L Capital Funding Inc.
7.75%       04/15/03                 105,000        107,625
Procter & Gamble - Esop
9.36%       01/01/21                 150,000        181,763
Progress Energy Inc.
6.55%       05/16/02                 206,000        212,133
7.75%       05/16/02                 210,000        218,850
Raytheon Co.
6.75%       05/20/02                  91,000         91,868
7.90%       03/01/03                 644,000        663,076


                                   PRINCIPAL
                                      AMOUNT          VALUE

Reliant Energy Resources Corp.
6.38%       11/01/03              $   73,000   $     74,110(i)
Royal Bank of Scotland Group PLC.
7.65%       09/30/31                  78,000         79,505(i)
8.82%       05/20/02                 649,000        694,327
9.12%       05/20/02                 247,000        279,567
Safeway Inc.
6.15%       06/01/03                 338,000        343,837
SBC Communications Inc. (Class A)
6.25%       05/25/16                 923,000        916,050
SunAmerica Inc. (Class A)
5.60%       07/01/04                 247,000        185,250
Systems 2001 AT LLC
7.16%       12/15/11                 321,862        321,231(b)
Target Corp. (Class A)
5.88%       07/01/06               1,320,000      1,268,692
7.00%       07/01/06                 365,000        366,489
Tele-Communications-TCI Group
   (Class A)
9.80%       02/01/12                  73,000         81,322
TRW Inc. (Class A)
6.63%       07/01/06                 151,000        151,562
Turner Broadcasting System Inc.
   (Class A)
8.38%       07/01/13                 142,000        153,990
Tyco International Group S.A.
   (Class A)
4.95%       08/01/03                 366,000        345,654
UBS Preferred Funding Trust I
   (Class A)
8.62%       10/01/10                 146,000        161,464(i)
Unilever Capital Corp. ADR
   (Class A)
6.88%       11/01/05                 140,000        147,270
Union Carbide Corp. (Class A)
6.79%       06/01/25                 233,000        235,218
Union Pacific Corp. (Class A)
5.84%       05/25/04                 242,000        246,988
USA Networks Inc. (Class A)
6.75%       07/15/06                 439,000        447,231
Verizon Global Funding Corp.
7.75%       08/01/02                 745,000        777,005
Verizon Pennsylvania
5.65%       08/01/03                 146,000        133,670
Viacom Inc.
7.75%       06/01/05                 349,000        368,645
Wachovia Corp. (Class H)
4.95%       11/01/06                 274,000        266,153
Walt Disney Co.
5.62%       12/01/05                 242,000        228,562
Weyerhaeuser Co.
6.13%       08/15/08                 115,000        114,242(b)
Wyeth
5.88%       03/15/04                 251,000        258,959
6.70%       03/15/11                 375,000        382,946(b)




--------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT          VALUE

Yale University
7.38%       09/15/02              $  293,000   $    309,115
Yorkshire Power Pass-Through Asset
   Trust 2000-1
8.25%       02/15/05                 130,000        137,665(b)

TOTAL CORPORATE NOTES
   (COST $43,273,519)                            43,909,248


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.0%

Bear Stearns Commercial Mortgage Securities
5.06%       12/15/10                 279,080        268,659
5.61%       11/15/33                 212,000        200,340
6.20%       02/14/31                  34,000         33,573
6.48%       02/15/35                  66,000         66,505
7.78%       02/15/32                 235,000        255,132
Chase Commercial Mortgage Securities
   Corp.
6.03%       11/18/30                 223,911        228,446
6.39%       11/18/30                 101,000        102,908
COMM
6.46%       02/16/34                 401,000        397,511(b)
CS First Boston Mortgage Securities
   Corp.
5.11%       09/15/34                  99,000         94,864
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                 617,000        623,611
First Union-Lehman Brothers-Bank of
   America
6.56%       11/18/35                 289,000        297,734
GMAC Commercial Mortgage
   Securities Inc.
6.42%       05/15/35               1,252,000      1,277,690
GS Mortgage Securities Corp. II
6.86%       07/13/30                 229,000        236,998
Holmes Financing PLC.
1.97%       04/15/02               1,828,000      1,828,292(i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
6.47%       01/01/12                 128,000        127,980
LB Commercial Conduit
   Mortgage Trust
6.78%       01/15/06                 132,000        136,397
LB-UBS Commercial Mortgage Trust
6.23%       10/01/02                  75,000         75,270
6.53%       01/15/11                  91,000         89,592(b)
6.65%       01/15/21                  65,000         64,248(b)
91.38%      01/20/04               1,273,000         44,938(b,d)
Lehman Large Loan
6.84%       07/01/02                 207,000        215,603
Morgan Stanley Capital I
6.34%       12/25/05                 128,307        132,291
7.11%       12/31/06                 245,000        256,914


                                   PRINCIPAL
                                      AMOUNT          VALUE

Morgan Stanley Dean Witter & Co.
1.12%       04/15/34              $1,373,000  $      58,353
Morgan Stanley Dean Witter Capital I
1.61%       02/01/05               1,749,582        111,637(b)
4.89%       02/15/03               2,139,000         86,630(b,d)
5.90%       02/01/06                 274,000        274,424
6.01%       02/01/05                 134,961        135,397
6.39%       02/01/06                 320,000        320,633
6.54%       02/01/04                 440,000        446,081
6.55%       02/01/05                  56,000         55,714
Morgan Stanley Dean Witter Capital I
   (Series B)
5.72%       02/01/05                 551,000        532,232
5.98%       02/01/04                 233,058        238,450
Nationslink Funding Corp.
6.00%       03/01/03                 101,867        103,863
Residential Asset Securitization Trust
1.07%       11/25/06                 975,269         19,505(g)
Salomon Brothers Mortgage
   Securities VII
7.00%       06/15/13                 645,557        617,501
TIAA Retail Commercial Trust
5.77%       06/19/16                 115,752        117,380(b)
6.56%       06/19/26                 130,000        132,561(b)
Washington Mutual
6.50%       08/01/05                 199,343        189,563

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $10,402,681)                            10,495,420


SOVEREIGN BONDS -- 1.0%
Finland Government
   International Bond
4.75%       03/06/07                 330,000        321,905
Italy Government International Bond
4.38%       10/25/06                 352,000        338,095
4.63%       06/15/05                 515,000        515,670
5.63%       06/15/12                  90,000         87,120
Province of British Columbia/Canada
4.63%       10/03/06                 238,000        231,438
Province of Manitoba
4.25%       11/20/06                 379,000        362,947
Province of Quebec
7.50%       09/15/29                 261,000        283,368

TOTAL SOVEREIGN BONDS
   (COST $2,145,013)                              2,140,543

TOTAL BONDS AND NOTES
   (COST $224,660,286)                          223,777,139



------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.3%

Centaur Funding Corp.
   (Series B), 9.08%
   (COST $630,445)                       590 $      627,623(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $225,290,731)                          224,404,762

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 23.2%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund                39,049,487     39,049,487


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.2%

Abbey National PLC.
2.10%       11/13/02             $ 4,630,000      4,630,000

TIME DEPOSITS -- 2.2%

Dexia Bank Belgium
2.25%       01/21/03               2,100,000      2,100,000
Societe Generale
2.25%       01/09/03               2,500,000      2,500,000
                                                  4,600,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $48,279,487)                            48,279,487


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (31.0)%                                  (64,596,770)
                                               ------------

NET ASSETS -- 100%                             $208,087,479
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Income Fund had the following short futures contracts open at March 31, 2002:

                           NUMBER       CURRENT
              EXPIRATION     OF        NOTIONAL    UNREALIZED
DESCRIPTION      DATE     CONTRACTS      VALUE    APPRECIATION
--------------------------------------------------------------------------------
US Treasury
   Notes       June 2002     16      $(1,639,250)    $3,029

------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2002?

A. The Strategic Investment Fund had a return of 7.79% for the six-month period ended March 31, 2002. During the same period, the Fund's broad based benchmarks, the Standard & Poor's 500 Composite Price Index increased 11.00% and the Lehman Brothers Aggregate Bond Index increased 0.14%. The Fund outperformed its Lipper peer group of 297 Flexible funds, which returned an average of 7.06%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The US Equity portion of the Fund outperformed the S&P 500 Index due to solid stock selection in the technology sector. In particular, service companies continued to perform well as investors valued their resiliency in this difficult environment. Core holdings First Data and Equifax both had double-digit returns in the first quarter. In the capital goods sector, holdings Dover and Molex also delivered double-digit returns to start the year. Investors looking for an economic recovery in the second half of the year, expect prior restructuring and cost cutting efforts in these companies to help improve future earnings growth rates.

    The consumer cyclical sector remains difficult, particularly our broadcast media and services holdings. Comcast remained weak during the quarter as investors wait and see regarding the potential merger with AT&T. Industry concerns regarding the impact of competition from digital satellite providers are also weighing on the stock. However, we feel new digital offerings, including video on demand and other services, provide opportunities for continued earnings growth. Liberty Media also had a difficult quarter due to weakness in its AOL Time Warner and News Corp. holdings. Signals continue to improve in radio and television advertising, and we find Liberty Media a compelling value at these levels.

    Despite the volatile environment, our core strategy remains the same. We will maintain our focus on fundamental research and bottom-up stock selection. We are committed to finding those companies with exceptional management, and high quality earnings. We believe the aggregate portfolio remains well positioned for good relative performance in this environment and that our philosophy will continue to drive long-term outperformance.

    The fixed income portion of the Fund slightly outperformed the Lehman Brothers Bond Index. Healthy consumer spending pulled the U.S. economy out of a mild recession during the six months ending March 31, 2002. Real gross domestic product grew 1.7% in the fourth quarter of 2001 and the foundation for further economic recovery was cemented in the first quarter of 2002, with constructive indicators for both output and demand highlighted by an ISM manufacturing survey of 54.7 (above 50 suggests expansion of activity), which boosted consumer confidence to a level not seen since August 2001. The Federal Reserve continued an expansive monetary policy, lowering the federal funds target rate 125 basis points; to a forty-year low of 1.75% by year-end 2001. Improving economic activity prompted the FOMC to leave short rates unchanged at its January and March 2002 meetings and drop their easing bias in favor of a neutral stance. Buoyed by strengthening economic data and positive comments from Federal Reserve Chairman Alan Greenspan, fixed income investors pushed up bond yields, driving prices lower. As a result, 2, 5, and 10-year treasury note yields finished the period at 4.34%, 4.64%, and 4.97%, up, 149, 84 and 39 basis points, respectively. The thirty-year bond yield remained virtually unchanged, up 4 basis points to 5.46%. The dramatic flattening in the treasury yield curve (the differential between short and long rates narrows) reflected investors expectation that the central bank's next policy move would be toward higher rates, driving up short to intermediate maturity yields. Minimal inflationary concerns muted the rise in long rates. Non-treasury sectors outperformed treasuries as the economic outlook improved, and higher treasury yields narrowed spreads. Pressured by the collapse of Enron Corp., general credit deterioration in the telecom industry, and heightened scrutiny of accounting principles, the corporate sector still gained 204 basis points of excess return above duration-matched treasuries. Although mortgage-backed securities suffered in the last three months of 2001 from a sharp decline in refinancing activity, performance rebounded in the first quarter of 2002 due to a decline in volatility. Commercial mortgage-backed and asset-backed securities continued to outperform treasuries during the period.

    International equity markets saw a strong rebound in the fourth quarter, but are close to flat in the first three months of 2002. The rebound was in response to the dramatically oversold markets, and massive liquidity, which prompted thoughts of global recovery. However, the economic picture is stable at best as we search for a pick up in final demand. The Dollar has strengthened during the period, although talk of a cyclical peak in the US currency is increasing. The Euro looks set for a period of strength, while the Yen continues to fight gloomy perceptions of the Japanese condition. The outlook for Europe is brightening as investors focus on its valuation discount to the US; Japan, however, seems unlikely to break out of its current slump while real reform remains so far away.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST SIX MONTHS?

A. Currently, the Fund's asset allocation mix is 43% in U.S. equities, 16% in international equities, 35% in fixed income securities, and 6% in cash and cash equivalents. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy; with our target weightings in line with the Committee's investment policy.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

           Strategic Investment Fund   S&P 500     LB Aggregate    Composite
10/29/99          10000.00             10000.00      10000.00       10000.00
12/99             10651.90             10804.23       9951.09       10459.84
3/00              11013.66             11069.14      10170.64       10718.75
6/00              11013.66             10755.20      10347.84       10609.98
9/00              11023.71             10647.30      10659.73       10680.21
12/00             11197.13             9812.03       11108.01       10350.72
3/02              10602.69             8650.25       11445.10        9731.39
6/02              10797.23             9156.01       11509.70       10100.09
9/02              10094.71             7808.89       12040.47        9365.46
12/02             10859.07             8643.22       12045.92        9964.85
3/02              10880.97             8668.03       12057.19        9990.84


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------

                           SIX     ONE    SINCE
                         MONTHS   YEAR  INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Strategic
  Investment Fund          7.79%  2.62%   3.56%       10/29/99
--------------------------------------------------------------------------------
S&P 500                   11.00%  0.21%  -5.74%
--------------------------------------------------------------------------------
LB Aggregate               0.14%  5.35%   8.05%
--------------------------------------------------------------------------------
Composite+                 6.68%  2.67%  -0.04%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.


REGIONAL ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $33,424 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Domestic Equities 43.3%
Bonds and Notes 34.8%
Foreign Equities 15.8%
Short Term 6.1%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2002
as a % of Market Value
-------------------------------------------------------
   U.S. Treasury Note/Bond
     (Series W) 5.87%, 11/15/2004                 7.62%
-------------------------------------------------------
   Fannie Mae Pool 6.50%, 11/01/2031              4.39%
-------------------------------------------------------
   Freddie Mac (Gold) Pool 7.00%, 08/01/2023      4.20%
-------------------------------------------------------
   Fannie Mae Pool 7.00%, 10/01/2022              2.97%
-------------------------------------------------------
   Citigroup Inc.                                 2.89%
-------------------------------------------------------
   United States Treasury Note/Bond
    6.00%,  08/15/2009                            2.68%
-------------------------------------------------------
   First Data Corp.                               2.46%
-------------------------------------------------------
   U.S. Treasury Note/Bond 3.62%, 03/31/2004      2.30%
-------------------------------------------------------
   U.S. Treasury Note/Bond (Series A)
     8.12%, 08/15/2019                            2.05%
-------------------------------------------------------
   U.S. Treasury Note/Bond  3.50%, 11/15/2006     1.94%
-------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

+ THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPOSED OF 60% S&P 500 INDEX
  AND 40% LB AGGREGATE BOND INDEX.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       STRATEGIC INVESTMENT FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

STRATEGIC INVESTMENT FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 44.1%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 3.9%

Dover Corp.                           10,732    $   440,012
Emerson Electric Co.                   1,241         71,221
Minnesota Mining &
   Manufacturing Co.                     722         83,037
Molex Inc. (Class A)                  12,230        374,116
Tyco International Ltd.                  752         24,305
United Technologies Corp.              1,105         81,991
Waste Management Inc.                  8,148        222,033
                                                  1,296,715

CONSUMER - CYCLICAL -- 6.5%

Carnival Corp.                         8,491        277,231
Catalina Marketing Corp.               7,985        291,453(a)
Charter Communications Inc.
   (Class A)                           4,500         50,805(a)
Comcast Corp. (Class A)                9,838        312,848(a)
Gemstar-TV Guide
   International Inc.                    867         12,823(a)
Home Depot Inc.                        6,806        330,840
Interpublic Group Cos.Inc.             5,918        202,869
Liberty Media Corp.                   38,915        491,886(a)
NTL Inc.                              12,201          1,220(a)
Viacom Inc. (Class B)                  2,667        129,003(a)
Walt Disney Co.                        1,180         27,234
                                                  2,128,212

CONSUMER - STABLE -- 11.1%
Abbott Laboratories (Class A)          5,660        297,716
Apogent Technologies Inc.              7,208        177,893(a)
Bristol-Myers Squibb Co.               5,030        203,665
Cardinal Health Inc.                   8,220        582,716
Co.lgate-Palmolive Co. (Class A)       1,136         64,922
Dentsply International Inc.            3,739        138,567
Energizer Holdings Inc.                1,362         32,348(a)
Gillette Co.                           4,005        136,210
IMS Health Inc.                        2,560         57,472
Johnson & Johnson                      6,974        452,961
Lincare Holdings Inc.                 10,416        282,482(a)
Medtronic Inc.                           763         34,495
Merck & Co. Inc.                       5,780        332,812
PepsiCo.Inc.                           4,320        222,480
Pfizer Inc. (Class A)                  9,636        382,935
Philip Morris Cos.Inc.                 3,577        188,401
Sybron Dental Specialties Inc.         2,077         41,748(a)
                                                  3,629,823

ENERGY -- 2.9%

Anadarko Petroleum Corp. (Class A)     3,202        180,721
Baker Hughes Inc.                      5,096        194,922
Exxon Mobil Corp.                      4,367        191,406
Nabors Industries Inc.                 3,403        143,777(a)
Schlumberger Ltd.                      4,043        237,809
                                                    948,635


                                      NUMBER
                                   OF SHARES          VALUE

FINANCIAL -- 9.4%

Aflac Inc. (Class A)                   2,245 $       66,228
American Express Co. (Class A)         4,197        171,909
American International Group
   (Class A)                           5,101        367,986
Bank One Corp.                         3,472        145,060
Berkshire Hathaway Inc. (Class B)         83        196,627(a)
Citigroup Inc.                        19,483        964,798
Fannie Mae                             6,467        516,584
Fidelity National Financial Inc.
   (Class A)                           2,871         75,708
Loews Corp.                            1,129         66,137
Marsh & McLennan Cos.                  2,381        268,434
State Street Corp.                     3,742        207,232(e)
Washington Mutual Inc.                 1,198         39,690
                                                  3,086,393

HEALTH CARE -- 0.8%

Wyeth                                  4,043        265,423

TECHNOLOGY -- 9.5%

Applied Materials Inc.                 2,999        162,756(a)
Automatic Data Processing              6,096        355,214
Certegy Inc.                           6,274        249,078(a)
Cisco Systems Inc. (Class A)           8,019        135,762(a)
Concord EFS Inc.                         206          6,850(a)
Dell Computer Corp.                    5,728        149,558(a)
Equifax Inc.                          11,489        343,521
First Data Corp.                       9,434        823,117
Intel Corp.                            9,434        286,888
Intuit Inc.                            5,054        193,871(a)
Microsoft Corp.                        6,017        362,885(a)
Texas Instruments Inc.                 1,697         56,171
                                                  3,125,671

TOTAL DOMESTIC EQUITY
   (COST $13,907,077)                            14,480,872

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 16.1%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.9%

BHP Billiton PLC. (Class A)           30,318        173,018
CRH PLC.                               7,213        126,702
                                                    299,720

CAPITAL GOODS -- 1.2%

BAE Systems PLC.                      55,944        267,212
Toshiba Corp.                         32,000        133,846
                                                    401,058

CONSUMER - CYCLICAL -- 1.1%

Canon Inc.                             3,000        111,237
Honda Motor Co. Ltd.                   3,400        142,724
Michelin (C.G.D.E.)                    2,840        107,795
                                                    361,756

-------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
                              SCHEDULE OF INVESTMENTS March 31, 2002 (unaudited)


                                      NUMBER
                                   OF SHARES          VALUE

CONSUMER- STAPLE -- 1.3%

Samsung Electronics GDR                  669  $      91,753
Carrefour S.A.                         3,153        148,426
Koninklijke Ahold N.V.                 6,328        165,934
                                                    406,113

CONSUMER - DISCRETIONARY -- 1.5%

Bayerische Motoren Werke AG
   (Class D)                           3,051        121,363
Lagardere S.C.A. (Series O)            4,200        199,177(a)
Vivendi Universal S.A.                 4,583        178,107
                                                    498,647

ENERGY -- 1.6%

Petro-Canada                           6,022        154,975
Petroleo Brasileiro S.A.- Petrobras
   ADR                                 3,832        101,433
TotalFinaElf S.A.                      1,755        270,796
                                                    527,204

FINANCIAL -- 4.7%

AXA                                    5,279        119,053
BNP Paribas                            3,404        171,815
CGNU PLC.                             15,918        168,176
Credit Suisse Group                    3,849        145,934(a)
Deutsche Bank AG                       1,816        117,054
ING Groep N.V.                         8,387        228,115
IntesaBci SpA                         41,000        122,952
Muenchener Rueckversicherungs
   AG                                    648        161,317
Riunione Adriatica di Sicurta SpA     12,369        161,740
Sampo Oyj                             16,755        143,140(a)
                                                  1,539,296

HEALTH CARE -- 0.5%

Aventis S.A.                           2,254        155,622

TECHNOLOGY -- 1.2%

Brambles Industries Ltd.              32,083        162,589
Taiwan Semiconductor
   Manufacturing Co.Ltd.              84,000        228,326(a)
                                                    390,915

TELECOMMUNICATION -- 0.6%

Vodafone Group PLC.                   99,797        184,622

UTILITIES -- 1.5%

Telefonica S.A.                       14,508        162,518(a)
Vodafone Group PLC. ADR               18,363        338,428
                                                    500,946

TOTAL FOREIGN EQUITY
   (COST $5,512,823)                              5,265,899



                                   PRINCIPAL
                                      AMOUNT          VALUE

--------------------------------------------------------------------------------
BONDS AND NOTES -- 35.4%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 21.5%

United States Treasury Note/Bond
3.50%       11/15/06              $  685,000    $   647,859
3.63%       03/31/04                 770,000        768,552
4.88%       02/15/12                  95,000         91,140
5.00%       08/15/11                 225,000        217,476
5.88%       11/15/04               2,440,000      2,546,360
6.00%       08/15/09                 860,000        894,667
6.88%       08/15/25                 495,000        545,738
7.25%       05/15/16                 320,000        359,651
8.13%       08/15/19                 560,000        685,737
10.38%      11/15/04                 255,000        293,490
                                                  7,050,670

MORTGAGE PASS-THROUGH -- 13.9%

Freddie Mac (Gold) Pool
7.00%       08/01/23               1,367,689      1,402,305
Fannie Mae Pool
6.50%       11/01/31               1,476,216      1,468,363
7.00%       10/01/22                 968,570        991,874
Fannie Mae
5.00%       01/15/07                 250,000        247,188
6.13%       03/15/12                 460,000        460,501
                                                  4,570,231

TOTAL BONDS AND NOTES
   (COST $11,607,388)                            11,620,901


                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Telecommunication

TELEFONICA S.A.  (REGD.), 04/05/02
   (COST $0)                          14,508          3,288(a)


TOTAL INVESTMENTS IN SECURITIES
   (COST $31,027,288)                            31,370,960


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.3%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $2,053,014)               2,053,014      2,053,014


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (1.9)%                                      (625,931)
                                                -----------

NET ASSETS -- 100%                              $32,798,043
                                                ===========


-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                         MONEY MARKET FUND                   90 DAY T-BILL
12/2/97                     10000.00                           10000.00
3/98                        10178.79                           10170.98
9/98                        10453.23                           10423.88
3/99                        10709.44                           10653.11
9/99                        10967.80                           10900.06
3/00                        11273.17                           11193.12
9/00                        11627.79                           11526.47
3/02                        11981.73                           11843.10
9/02                        12222.08                           12046.46
3/02                        12351.22                           12157.71


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                        SIX     ONE    THREE     SINCE
                       MONTHS   YEAR    YEAR   INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund       1.06%   3.08%   4.87%    5.00%         12/02/97
--------------------------------------------------------------------------------
90 Day T-Bill           0.92%   2.66%   4.50%    4.61%
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                        MONEY MARKET FUND                   90 DAY T-BILL
12/2/97                     10000.00                           10000.00
1/01                        10000.00                           10000.00
1/02                        10047.14                           10043.05
2/02                        10089.17                           10084.05
3/02                        10131.46                           10121.43
4/02                        10168.80                           10154.32
5/02                        10204.18                           10184.78
6/02                        10236.67                           10214.32
7/02                        10267.37                           10243.94
8/02                        10296.06                           10272.62
9/02                        10321.78                           10295.22
10/02                       10344.59                           10313.75
11/02                       10364.01                           10330.25
12/02                       10380.51                           10344.72
1/02                        10393.79                           10359.20
2/02                        10405.10                           10374.74
3/02                        10417.65                           10390.30


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                        SIX          ONE      SINCE
                      MONTHS        YEAR    INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------

Money Market Fund        0.93%     2.82%     3.35%        1/03/01
--------------------------------------------------------------------------------

90 Day T-Bill            0.92%     2.66%     3.11%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.



SECTOR ALLOCATION
AS OF MARCH 31, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $109,949 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Commercial Paper 57.4%
U.S. Governments 26.3%
Certificates of Deposits 16.2%
Time Deposits 0.1%



FUND YIELD
AT MARCH 31, 2002
--------------------------------------------------------------------------------
                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT                    1.69%+            1.36%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                  1.70%             1.37%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT MARCH 31, 2002.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------


Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE SIX MONTHS ENDING MARCH 31, 2002?

A. The Money Market Fund returned 1.06% for the Investment Class shares and 0.93% for the Service Class shares for the six months ending March 31, 2002, that compared to its benchmark, the 90-day Treasury Bill, which returned 0.92%. The average return posted by the Fund's Lipper peer group, representing 390 Money Market funds, was 0.74%.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The Fund's return for the period outperformed both its benchmark and respective peer group. Excess return resulted mainly from favorable management of the portfolio's average maturity. As the Federal Reserve continued lowering its target Federal Funds rate through year-end 2001, the average maturity of the Fund was kept longer; an effective strategy in a period of declining interest rates.





                             SCHEDULE OF INVESTMENTS  March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

MONEY MARKET FUND

                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 100.0%
--------------------------------------------------------------------------------

U.S. GOVERNMENT -- 26.3%

U.S. AGENCIES (D)
Federal Home Loan Bank Discount Notes
1.87%       08/12/02              $2,000,000   $  1,986,331

Federal Home Loan Mortgage
   Corporation
1.69%       04/11/02               5,480,000      5,477,443
1.97%       09/20/02               1,800,000      1,783,316
2.15%       01/02/03               3,410,000      3,355,099
3.72%       04/19/02                 300,000        299,458
                                                 10,915,316
Federal National Mortgage Association
1.75%       05/07/02               3,000,000      2,994,780
1.76%       05/22/02               4,500,000      4,488,844
2.00%       08/26/02               5,030,000      4,989,332
2.22%       04/04/02               1,000,000        999,817
3.40%       05/03/02                 940,000        937,225
3.87%       04/05/02               1,600,000      1,599,335
                                                 16,009,333

TOTAL U.S. GOVERNMENTS
   (COST $28,910,980)             29,060,000     28,910,980


COMMERCIAL PAPER -- 57.4%

ABN Amro
1.90%       04/01/02              23,590,000     23,590,000
Bank of America
1.60%       04/16/02               4,440,000      4,440,000
Bank of Nova Scotia
1.82%       06/06/02               4,400,000      4,385,319
Barclays PLC.
1.78%       04/09/02               4,430,000      4,428,248
Canadian Imperial Bank of Commerce
1.79%       05/01/02               4,400,000      4,393,437


                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST

Credit Suisse Group
1.61%       04/10/02             $   790,000  $     789,682
1.74%       04/10/02               3,660,000      3,658,408
HBOS PLC.
1.79%       05/03/02               4,300,000      4,293,158
J.P. Morgan Chase & Co.
1.80%       05/30/02               4,400,000      4,387,020
Royal Bank of Canada
1.81%       05/31/02               4,400,000      4,386,763
UBS AG
1.91%       06/21/02               4,400,000      4,381,090

TOTAL COMMERCIAL PAPER
   (COST $63,133,125)                            63,133,125


YANKEE CERTIFICATES OF DEPOSIT -- 16.2%

Bank of Montreal
1.78%       05/01/02               4,440,000      4,440,000
Bayerische Hypo-und Vereinsbank AG
1.62%       04/15/02               4,440,000      4,440,000
Deutsche Bank AG
1.70%       04/22/02               4,440,000      4,440,000
Toronto-Dominion Bank
1.62%       04/16/02               4,450,000      4,450,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $17,770,000)                            17,770,000


TIME DEPOSIT -- 0.1%

State Street Cayman Islands
1.63%       04/01/02                 135,349        135,349

TOTAL TIME DEPOSIT
   (COST $1,35,349)                                 135,349


TOTAL SHORT-TERM INVESTMENTS
   (COST $109,949,454)                          109,949,454

OTHER ASSETS AND LIABILITIES,
   NET 0.0%                                          24,484
                                               ------------

NET ASSETS -- 100%                             $109,973,938
                                               ============


------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                 NOTES TO PERFORMANCE March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Shares of the GE Institutional Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the S&P 500/BARRA Growth Index (S&P 500/BARRA Growth), the S&P MidCap 400 Composite Price Index of stocks (S&P MidCap 400), the S&P MidCap 400/BARRA Value (S&P 400/BARRA Value), the Russell 2000 Index (Russell 2000), the Russell 1000 Value Index (Russell 1000 Value), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) and the Lehman Brothers Aggregate Bond Index (LB Aggregate), are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/BARRA Growth and Value indices are capitalization-weighted indices constructed by dividing the stocks in the S&P 500 Index according to a single attribute: book-to-price ratio. This splits the S&P 500 Index into two mutually exclusive groups designed to track two predominant investment styles in the U.S. equity market. The S&P 500 BARRA Value Index contains firms with higher book-to-price ratios; conversely, the S&P 500/BARRA Growth Index has firms with lower book-to-price ratios. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The S&P 400 MidCap 400/BARRA Value (S&P 400/BARRA Value) is a capitalization-weighted index of all the stocks in the S&P MidCap 400 Composite Price Index of stocks that have low price-to-book ratios. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 1000 measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. MSCI EAFE is a composite of 913 foreign securities traded in 21 developed markets representing Europe, Australasia and the Far East. MSCI Europe is a composite of securities traded in 22 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,133 taxable money market funds.

A number of the broad market returns are not available from the Funds' commencements of investment operations through March 31, 2002 and therefore are calculated from the month end nearest to the Funds' commencements of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They

                                 NOTES TO PERFORMANCE March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500 and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The GE S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the GE S&P 500 Index Fund to track general stock market performance.

Morningstar ratings: GE Institutional U.S. Equity Fund, GE Institutional Mid-Cap Growth Fund, GE Institutional Mid-Cap Value Fund, GE Institutional S&P 500 Index Fund and GE Institutional Small-Cap Value Equity Fund were rated against: 5,040 U.S.-domiciled Domestic Equity funds over the three year period ended March 31, 2002. GE Institutional International Equity Fund, GE Institutional Europe Equity Fund and GE Institutional Emerging Markets Fund were rated against 1396 U.S.-domiciled International Equity funds over the three year period ended March 31, 2002. GE Institutional Income Fund was rated against 1878 U.S-domiciled Taxable Bond funds over the three year period ended March 31, 2002. GE Institutional U.S. Equity Fund, GE Institutional S&P 500 Index Fund, GE Institutional Europe Equity Fund and GE Institutional International Equity Fund received Overall Morningstar Ratings of 3 stars for the three-year period. GE Institutional Small-Cap Value Equity Fund received Overall Morningstar Ratings of 5 stars for the three-year period. GE Institutional Mid-Cap Growth Fund, GE Institutional Mid-Cap Value Fund, GE Institutional Emerging Markets Fund and GE Institutional Income Fund received Overall Morningstar Ratings of 4 stars for the three-year period. The GE Institutional U.S. Equity Fund, GE Institutional Mid-Cap Growth Fund, GE Institutional Mid-Cap Value Fund, GE Institutional S&P 500 Index Fund, GE Institutional Small-Cap Value Equity Fund, GE Institutional International Equity Fund, GE Institutional Europe Equity Fund, GE Institutional Emerging Markets Fund and GE Institutional Income Fund do not currently have a five-year rating or ten-year rating. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(tm) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

2002 Morningstar, Inc. All Rights Reserved. This information:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

                    NOTES TO SCHEDULES OF INVESTMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, these securities amounted to $794,809; $174,654; and $4,164,990 or .26%, 1.33%, and 2.00% of net assets for the International Equity, Emerging Markets and Income Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and sub-adviser.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduces the value of the "interest only" holding.

(h) At March 31, 2002, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at March 31, 2002.

(j) All or a portion of security out on loan.

(k) REMIC Securities.

(l) All or a portion of the security purchased with collateral from securities lending.

*   Less than 0.01%.



Abbreviations:

ADR     American Depositary Receipt

FDR     Finnish Depositary Receipt

GDR     Global Depositary Receipt

REGD.   Registered

REMIC   Real Estate Mortgage Investment Conduit

SDR     Swedish Depositary Receipt

STRIPS  Separate Trading of Registered Interest and Principal of Security

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED (MARCH 31, 2002 DATA IS UNAUDITED)
--------------------------------------------------------------------------------

                                                                          U.S.
                                                                        EQUITY
                                                                          FUND
------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT CLASS                                 SERVICE CLASS
---------------------------------------------------------------------------------------------   ------------------------
                                   3/31/02     9/30/01     9/30/00     9/30/99    9/30/98(E)      3/31/02    9/30/01(M)
---------------------------------------------------------------------------------------------   ------------------------
 INCEPTION DATE                         --          --          --          --      11/25/97            --        1/3/01
 Net asset value, beginning
   of period                     $   10.43  $    13.90  $    13.19   $   10.62     $   10.00     $   10.41      $  12.28
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income              0.14        0.11        0.10        0.11          0.11          0.10          0.06
   Net realized and unrealized
    gains (losses) on
    investments                       1.14      (2.33)        1.53        2.84          0.52          1.16        (1.93)
------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS               1.28      (2.22)        1.63        2.95          0.63          1.26        (1.87)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income              0.12        0.12        0.09        0.13          0.01          0.09            --
   Net realized gains                   --        1.13        0.83        0.25            --            --            --
   Return of capital                    --          --          --          --            --            --            --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   0.12        1.25        0.92        0.38          0.01          0.09            --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period   $   11.59    $  10.43  $    13.90   $   13.19     $   10.62     $   11.58      $  10.41
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                        12.26%    (17.49%)      12.70%      28.27%         6.28%        12.09%      (15.23%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands)                $268,943    $237,144    $269,728    $160,980      $114,553       $26,158       $25,669
   Ratios to average net assets:
     Net investment income           0.97%       0.90%       0.90%       0.92%         1.21%         0.72%         0.66%
     Expenses*                       0.38%       0.38%       0.38%       0.41%         0.42%         0.63%         0.63%
     Portfolio turnover rate           23%         47%         48%         45%           29%           23%           47%



---------------
See Notes to Financial Highlights and Notes to Financial statements.

                                                       S&P 500                                        VALUE
                                                         INDEX                                       EQUITY
                                                          FUND                                         FUND
                                 ------------------------------------------------------  --------------------------------
                                                   INVESTMENT CLASS                              INVESTMENT CLASS
                                 ------------------------------------------------------  --------------------------------
                                 3/31/02     9/30/01    9/30/00    9/30/99  9/30/98(E)    3/31/02    9/30/01   9/30/00(K)
                                 ------------------------------------------------------  --------------------------------
 INCEPTION DATE                       --          --         --         --    11/25/97         --         --       2/2/00
 Net asset value, beginning
   of period                     $ 10.05      $15.17    $ 13.74    $ 10.85     $ 10.00    $  8.71    $ 10.39    $   10.00
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income            0.08        0.22       0.15       0.18        0.14       0.04       0.11         0.04
   Net realized and unrealized
    gains (losses) on
    investments                     1.00      (3.97)       1.73       2.88        0.72       0.99     (1.73)         0.35
-------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS             1.08      (3.75)       1.88       3.06        0.86       1.03     (1.62)         0.39
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income            0.23        0.15       0.18       0.17        0.01       0.10       0.04           --
   Net realized gains                 --        1.22       0.27         --          --         --       0.02           --
   Return of capital                  --          --       0.00(c)      --          --         --         --           --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 0.23        1.37       0.45       0.17        0.01       0.10       0.06           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period   $ 10.90    $  10.05   $  15.17    $ 13.74     $ 10.85   $   9.64    $  8.71    $   10.39
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                      10.76%    (26.83%)     13.83%     28.41%       8.63%     11.91%   (15.65%)        3.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands)               $29,178     $46,119   $131,458    $26,359     $20,186   $125,305    $92,776     $105,754
   Ratios to average net assets:
     Net investment income         1.27%       1.16%      1.14%      1.35%       1.57%      1.21%      1.07%        1.14%
     Expenses*                     0.15%       0.15%      0.15%      0.15%       0.15%      0.42%      0.42%        0.47%
     Portfolio turnover rate         14%          8%        44%         7%          1%        21%        60%          26%



--------------
See Notes to Financial Highlights and Notes to Financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED (MARCH 31, 2002 DATA IS UNAUDITED)
--------------------------------------------------------------------------------

                                                                            MID-CAP
                                                                             GROWTH
                                                                               FUND
                                           ----------------------------------------------------------------------------
                                                                       INVESTMENT CLASS
                                           ----------------------------------------------------------------------------
                                           3/31/02       9/30/01           9/30/00           9/30/99         9/30/98(E)
                                           ----------------------------------------------------------------------------
INCEPTION DATE                                  --            --                --                --           11/25/97
Net asset value, beginning
  of period                                $  9.61      $  13.54         $   10.16           $  8.87           $  10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                       0.01          0.06              0.10              0.05               0.04
  Net realized and unrealized
    gains (losses) on
    investments                               1.50        (2.58)              3.34              1.29             (1.16)
-----------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                       1.51        (2.52)              3.44              1.34             (1.12)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       0.04          0.12              0.06              0.05               0.01
  Net realized gains                            --          1.29                --                --                 --
  Return of capital                             --            --                --                --                 --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           0.04          1.41              0.06              0.05               0.01
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  11.08      $   9.61         $   13.54           $ 10.16          $    8.87
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                15.72%      (20.47%)            33.97%            15.19%           (11.25%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)                         $21,271       $16,950          $ 21,420           $15,313            $13,208
  Ratios to average net assets:
     Net investment income                   0.17%         0.53%             0.84%             0.53%              0.53%
     Expenses*                               0.55%         0.55%             0.55%             0.55%              0.55%
     Portfolio turnover rate                   26%           46%               48%               52%                14%



                                                                         MID-CAP
                                                                    VALUE EQUITY
                                                                            FUND
                                           --------------------------------------------------------------
                                                                    INVESTMENT CLASS
                                           --------------------------------------------------------------
                                            3/31/02           9/30/01          9/30/00         9/30/99(H)
                                           --------------------------------------------------------------
INCEPTION DATE                                   --                --               --           12/31/98
Net asset value, beginning
  of period                                $  10.08          $  10.82        $    9.91           $  10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                        0.04              0.09             0.10               0.08
  Net realized and unrealized
    gains (losses) on
    investments                                2.01            (0.58)             0.92             (0.17)
---------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                        2.05            (0.49)             1.02             (0.09)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                        0.15              0.04             0.11                 --
  Net realized gains                           0.20              0.21               --                 --
  Return of capital                              --                --               --                 --
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            0.35              0.25             0.11                 --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period             $  11.78          $  10.08        $   10.82           $   9.91
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 20.72%           (4.68%)           10.36%            (0.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)                          $16,470           $13,696          $13,235            $10,182
  Ratios to average net assets:
     Net investment income                    0.79%             0.88%            1.05%              1.00%
     Expenses*                                0.65%             0.65%            0.65%              0.65%
     Portfolio turnover rate                    19%               91%              39%                18%



-------------
See Notes to Financial Highlights and Notes to Financial statements.

                                                                SMALL-CAP
                                                             VALUE EQUITY
                                                                     FUND
                                   -------------------------------------------------------------------
                                                           INVESTMENT CLASS
                                   -------------------------------------------------------------------
                                    3/31/02      9/30/01        9/30/00       9/30/99       9/30/98(G)
                                   -------------------------------------------------------------------
INCEPTION DATE                           --           --             --            --           8/3/98
Net asset value, beginning
  of period                        $  12.20     $  12.63       $  10.12      $   8.91        $   10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                0.02         0.09           0.03          0.01             0.02
  Net realized and unrealized
    gains (losses) on
    investments                        2.12         0.50           2.80          1.23           (1.11)
------------------------------------------------------------------------------------------------------
  TOTAL INCOME (LOSS) FROM
    INVESTMENT OPERATIONS              2.14         0.59           2.83          1.24           (1.09)
------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS FROM:
  Net investment income                0.08         0.02           0.02          0.03               --
  Net realized gains                   1.84         1.00           0.30            --               --
  Return of capital                      --           --             --            --               --
------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                  1.92         1.02           0.32          0.03               --
------------------------------------------------------------------------------------------------------
  Net asset value, end of period   $  12.42     $  12.20       $  12.63      $  10.12       $     8.91
------------------------------------------------------------------------------------------------------
  TOTAL RETURN                       18.66%        5.16%         28.51%        13.98%         (10.90%)

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)                  $23,342      $19,932        $19,103       $10,287        $   9,056
  Ratios to average net assets:
     Net investment income            0.29%        0.75%          0.30%         0.13%            1.68%
     Expenses*                        0.70%        0.70%          0.70%         0.70%            0.70%
     Portfolio turnover rate            79%         151%           231%          216%              19%




                                                                 INTERNATIONAL
                                                                        EQUITY
                                                                          FUND
                                 -----------------------------------------------------------------------------------------
                                                    INVESTMENT CLASS                                   SERVICE CLASS
                                 -----------------------------------------------------------   ---------------------------
                                  3/31/02    9/30/01     9/30/00     9/30/99     9/30/98(E)       3/31/02       9/30/01(M)
                                 -----------------------------------------------------------   ---------------------------
INCEPTION DATE                         --         --          --          --       11/25/97            --           1/3/01
Net asset value, beginning
  of period                     $    8.36  $   13.46   $   12.49   $   10.06      $   10.00     $    8.34      $    11.37
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income              0.12       0.15        0.13        0.09        0.14(b)          0.11             0.11
  Net realized and unrealized
    gains (losses) on
    investments                      0.86     (3.68)        1.33        2.81      (0.07)(b)          0.86           (3.14)
--------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS              0.98     (3.53)        1.46        2.90           0.07          0.97           (3.03)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income              0.12       0.11        0.08        0.12           0.01          0.10               --
  Net realized gains                   --       1.46        0.41        0.35             --            --               --
  Return of capital                    --         --          --          --             --            --               --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  0.12       1.57        0.49        0.47           0.01          0.10               --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period  $    9.22 $     8.36   $   13.46   $   12.49      $   10.06     $    9.21       $     8.34
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                       11.64%   (29.28%)      11.62%      29.50%          0.66%        11.39%         (26.65%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)               $308,108   $258,911    $394,852    $197,974       $114,414     $   3,189       $    2,423
  Ratios to average net assets:
     Net investment income          0.38%      1.32%       1.16%       0.99%          1.72%         0.13%            1.54%
     Expenses*                      0.59%      0.58%       0.58%       0.62%          0.64%         0.84%            0.83%
     Portfolio turnover rate          17%        39%         59%         50%            53%           17%              39%


--------------
See Notes to Financial Highlights and Notes to Financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED (MARCH 31, 2002 DATA IS UNAUDITED)
--------------------------------------------------------------------------------

                                                         EUROPE                                      EMERGING
                                                         EQUITY                                       MARKETS
                                                           FUND                                          FUND
                                 --------------------------------------------  -----------------------------------------------------
                                                    INVESTMENT CLASS                             INVESTMENT CLASS
                                 --------------------------------------------  -----------------------------------------------------
                                   3/31/02    9/30/01   9/30/00   9/30/99(I)    3/31/02   9/30/01   9/30/00     9/30/99   9/30/98(E)
                                 --------------------------------------------  -----------------------------------------------------
INCEPTION DATE                          --         --        --      1/29/99         --        --        --          --    11/25/97
Net asset value, beginning
  of period                      $    6.73  $   12.83  $   9.97     $  10.00   $   6.95  $  13.35  $  11.47    $   6.78    $  10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income (loss)                   (0.01)       0.09      0.12         0.11       0.04      0.08    (0.02)        0.01      0.07
  Net realized and unrealized
    gains (losses) on
    investments                       0.60     (3.18)      2.84       (0.14)       2.59    (4.87)      1.91        4.70     (3.26)
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS               0.59     (3.09)      2.96       (0.03)       2.63    (4.79)      1.89        4.71     (3.19)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income               0.09       0.06      0.10           --       0.06        --      0.01        0.01      0.03
  Net realized gains                    --       2.95        --           --         --      1.61        --          --       --
  Return of capital                     --         --        --           --         --        --        --        0.01       --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   0.09       3.01      0.10           --       0.06      1.61      0.01        0.02      0.03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period  $     7.23 $     6.73  $  12.83     $   9.97   $   9.52 $    6.95  $  13.35    $  11.47    $ 6.78
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                         8.57%   (30.90%)    29.76%      (0.30%)     37.56%  (39.66%)    16.56%      69.62%    (31.96%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)                 $10,015  $   9,212   $13,324      $10,080    $13,152  $  7,644   $11,989    $  8,592    $  5,063
  Ratios to average net assets:
     Net investment
       income (loss)               (0.15%)      1.07%     0.88%        1.78%      0.51%     0.92%   (0.14%)       0.12%      0.82%
     Expenses*                       0.75%      0.75%     0.75%        0.75%      1.05%     1.05%     1.05%       1.05%      1.05%
     Portfolio turnover rate           29%        45%       74%          49%        22%       64%       58%         79%       77%


-----------
See Notes to Financial Highlights and Notes to Financial statements.

                                                                    PREMIER
                                                                     GROWTH
                                                                EQUITY FUND
                                    ----------------------------------------------------------------
                                                 INVESTMENT CLASS                 SEVICE CLASS
                                    -------------------------------------  -------------------------
                                     3/31/02       9/30/01   9/30/00(J)     3/31/02     9/30/01(M)
                                    -------------------------------------  -------------------------
INCEPTION DATE                             --            --     10/29/99          --         1/3/01
Net asset value, beginning
  of period                          $   8.48     $   11.45     $  10.00    $   8.46       $  10.35
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income (loss)                        0.04          0.04         0.03        0.02           0.01
  Net realized and unrealized
    gains (losses) on
    investments                          1.41        (2.66)         1.43        1.42         (1.90)
------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                  1.45        (2.62)         1.46        1.44         (1.89)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                  0.04          0.02         0.01        0.02             --
  Net realized gains                       --          0.33           --          --             --
  Return of capital                        --            --           --          --             --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                      0.04          0.35         0.01        0.02             --
------------------------------------------------------------------------------------------------------
Net asset value, end of period      $    9.89    $     8.48     $  11.45   $    9.88     $     8.46
------------------------------------------------------------------------------------------------------
TOTAL RETURN                           17.11%      (23.58%)       14.62%      17.01%       (18.26%)

RATIOS/SUPPLEMENTAL
DATA:
  Net assets, end of period
    (in thousands)                   $160,457      $128,123      $47,926     $11,967      $   8,629
  Ratios to average net assets:
     Net investment
       income (loss)                    0.26%         0.40%        0.29%       0.02%          0.10%
     Expenses*                          0.40%         0.41%        0.52%       0.65%          0.65%
     Portfolio turnover rate              11%           31%          18%         11%            31%


                                                          PREMIER                                      PREMIER
                                                         RESEARCH                                INTERNATIONAL
                                                      EQUITY FUND                                  EQUITY FUND
                                    -------------------------------------------  -------------------------------------------
                                                  INVESTMENT CLASS                              INVESTMENT CLASS
                                    -------------------------------------------  -------------------------------------------
                                      3/31/02        9/30/01      9/30/00(L)        3/31/02         9/30/01     9/30/00(L)
                                   -------------------------------------------  -------------------------------------------
INCEPTION DATE                              --             --         4/28/00             --              --        4/28/00
Net asset value, beginning
  of period                           $   7.38      $    9.92        $  10.00      $    5.83        $   8.69       $  10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income (loss)                         0.03           0.05            0.03             --            0.10           0.07
  Net realized and unrealized
    gains (losses) on
    investments                           0.78         (2.48)          (0.11)           0.40          (2.84)         (1.38)
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                   0.81         (2.43)          (0.08)           0.40          (2.74)         (1.31)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                   0.05           0.02              --           0.10            0.12             --
  Net realized gains                        --           0.09              --             --              --             --
  Return of capital                         --             --              --             --              --             --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.05           0.11              --           0.10            0.12             --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $    8.14     $     7.38       $    9.92      $    6.13        $   5.83      $    8.69
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                            11.02%       (24.73%)         (0.80%)          6.67%        (31.92%)       (13.10%)

RATIOS/SUPPLEMENTAL
DATA:
  Net assets, end of period
    (in thousands)                   $   8,300      $   7,480        $  9,931       $  6,340         $ 5,932      $   8,712
  Ratios to average net assets:
     Net investment
       income (loss)                     0.78%          0.59%           0.65%          0.02%           1.29%          1.74%
     Expenses*                           0.55%          0.55%           0.55%          0.75%           0.75%          0.75%
     Portfolio turnover rate               49%           119%             25%            26%             59%            29%



------------
See Notes to Financial Highlights and Notes to Financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED (MARCH 31, 2002 DATA IS UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                INCOME
                                                                                                  FUND
                                                                      --------------------------------------------------------------
                                                                                           INVESTMENT CLASS
                                                                      --------------------------------------------------------------
                                                                        3/31/02     9/30/01      9/30/00     9/30/99    9/30/98(D)
                                                                      --------------------------------------------------------------
INCEPTION DATE                                                               --           --           --          --     11/21/97
Net asset value, beginning of period                                    $ 10.12     $   9.55     $   9.57     $ 10.39      $ 10.00
INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
  Net investment income (loss)                                             0.23         0.59         0.62        0.55         0.51
  Net realized and unrealized gains (losses)
    on investments                                                        (0.26)        0.60        (0.02)(b)   (0.62)        0.39
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          (0.03)        1.19         0.60       (0.07)        0.90
------------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS FROM:
  Net investment income                                                    0.25         0.62         0.62        0.57         0.51
  Net realized gains                                                       0.25           --           --        0.18           --
  Return of capital                                                          --           --           --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                      0.50         0.62         0.62        0.75         0.51
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                       $   9.59     $  10.12     $   9.55     $  9.57      $ 10.39
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                                           (0.29%)      12.80%        6.61%      (0.72%)       9.21%

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                             $208,087     $216,870     $210,540     $95,381      $71,444
  Ratios to average net assets:
     Net investment income (loss)                                         5.09%        6.07%        6.65%       5.80%        5.81%
     Expenses*                                                            0.24%        0.24%        0.26%       0.30%        0.31%
     Portfolio turnover rate                                               179%         338%         234%        227%         323%


---------------
See Notes to Financial Highlights and Notes to Financial statements.

                                                                 STRATEGIC
                                                                INVESTMENT
                                                                      FUND
                                                   ------------------------------------
                                                            INVESTMENT CLASS
                                                   ------------------------------------
                                                     3/31/02      9/30/01    9/30/00(J)
                                                   ------------------------------------
INCEPTION DATE                                            --           --     10/29/99
Net asset value, beginning of period                 $  9.34     $  10.97     $  10.00
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)                         (0.01)        0.28         0.25
  Net realized and unrealized gains (losses)
    on investments                                      0.74        (1.13)        0.77
---------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         0.73        (0.85)        1.02
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                 0.13         0.30         0.05
  Net realized gains                                      --         0.48           --
  Return of capital                                       --           --           --
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     0.13         0.78         0.05
---------------------------------------------------------------------------------------
Net asset value, end of period                       $  9.94     $   9.34     $  10.97
---------------------------------------------------------------------------------------
TOTAL RETURN                                           7.79%       (8.43%)      10.24%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)           $32,798     $  6,097     $  7,644
  Ratios to average net assets:
     Net investment income (loss)                      1.88%        2.48%        2.56%
     Expenses*                                         0.44%        0.45%        0.45%
     Portfolio turnover rate                             30%          31%          65%


                                                                                        MONEY
                                                                                       MARKET
                                                                                         FUND
                                                   ---------------------------------------------------------------------------
                                                                        INVESTMENT CLASS                      SERVICE CLASS
                                                   ---------------------------------------------------  ----------------------
                                                    3/31/02   9/30/01    9/30/00   9/30/99  9/30/98(F)  3/31/02     9/30/01(M)
                                                   ---------------------------------------------------------------------------
INCEPTION DATE                                           --        --         --        --   12/2/97          --      1/3/01
Net asset value, beginning of period                $  1.00    $ 1.00    $  1.00  $   1.00  $   1.00     $  1.00      $  1.00
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.01      0.05       0.06      0.05      0.04        0.01         0.03
  Net realized and unrealized gains (losses)
    on investments                                       --        --         --        --        --          --           --
------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS        0.01      0.05       0.06      0.05      0.04        0.01         0.03
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                0.01      0.05       0.06      0.05      0.04        0.01         0.03
  Net realized gains                                     --        --         --        --        --          --           --
  Return of capital                                      --        --         --        --        --          --           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    0.01      0.05       0.06      0.05      0.04        0.01         0.03
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  1.00    $ 1.00    $  1.00  $   1.00  $   1.00     $  1.00      $  1.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          1.06%     5.11%      6.02%     4.92%     4.53%       0.93%        3.22%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)          $72,209    $6,821    $ 6,793  $  5,736  $  7,012     $37,765      $40,894
  Ratios to average net assets:
     Net investment income (loss)                     1.76%     4.89%      5.95%     4.81%     5.33%       1.87%        4.23%
     Expenses*                                        0.19%     0.23%      0.25%     0.25%     0.25%       0.46%        0.48%
     Portfolio turnover rate                            N/A       N/A        N/A      N/A        N/A         N/A          N/A




------------
NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Periods less than one year are not annualized.

(b) As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in the Statement of Operations.

(c) Less than $0.01 per share.

(d) Information is for the period November 21, 1997, commencement of investment operations, through September 30, 1998.

(e) Information is for the period November 25, 1997, commencement of investment operations, through September 30, 1998.

(f) Information is for the period December 2, 1997, commencement of investment operations, through September 30, 1998.

(g) Information is for the period August 3, 1998, commencement of investment operations, through September 30, 1998.

(h) Information is for the period December 31, 1998, commencement of investment operations, through September 30, 1999.

(i) Information is for the period January 29, 1999, commencement of investment operations, through September 30, 1999.

(j) Information is for the period October 29, 1999, commencement of investment operations, through September 30, 2000.

(k) Information is for the period February 2, 2000, commencement of investment operations, through September 30, 2000.

(l) Information is for the period April 28, 2000, commencement of investment operations, through September 30, 2000.

(m) Information is for the period January 3, 2001, commencement of investment operations, through September 30, 2001.

*   Annualized for periods less than one year.


-----------
See Notes to Financial statements.


Statements of Assets and Liabilities
March 31, 2002 (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       U.S.           S&P 500             Value           Mid-Cap
                                                                     Equity             Index            Equity            Growth
                                                                       Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (Cost $273,042,694;
      $32,729,853; $119,102,850; $17,776,070; $13,359,414;
      $20,138,980; and $341,275,920, respectively)                $283,885,794      $28,039,310      $123,443,901     $19,565,183
   Short-term Investments (at amortized cost)                       11,956,515        1,110,443         4,422,882       7,801,798
   Cash                                                                 14,146            6,933            52,135           1,356
   Foreign currency (Cost  $0; $0; $0; $0; $0; $0;
      and $241,154, respectively)                                           --               --                --              --
   Receivable for investments sold                                   1,010,129               --           597,829          63,304
   Income receivables                                                  187,459           32,532            88,018          12,284
   Receivable for fund shares sold                                     210,661               --         6,395,861              --
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                 297,264,704       29,189,218       135,000,626      27,443,925
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned                            915,460               --         2,715,781       6,137,365
   Payable for investments purchased                                 1,156,734               --         6,943,711          26,457
   Payable for fund shares redeemed                                         --               --                --              --
   Payable to GEAM                                                      87,562           11,653            36,511           8,697
   Variation margin payable                                              3,150               --                --              --
   Payable to custodian                                                     --               --                --              --
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                              2,162,906           11,653         9,696,003       6,172,519
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $295,101,798      $29,177,565      $125,304,623     $21,271,406
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                 302,828,933       49,546,545       131,913,941      19,952,222
   Undistributed (distributions in excess of)
      net investment income                                            506,550           70,799           531,369           4,184
   Accumulated net realized gain (loss)                            (19,074,304)     (15,727,586)      (11,481,734)       (474,113)
   Net unrealized appreciation/(depreciation) on:
      Investments                                                   10,843,100       (4,690,543)        4,341,051       1,789,113
      Futures                                                           (2,400)         (21,650)               --              --
      Foreign curency related transaction                                  (81)              --                (4)             --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $295,101,798      $29,177,565      $125,304,623     $21,271,406
-----------------------------------------------------------------------------------------------------------------------------------
Investment Class:
Net assets                                                         268,944,055       29,177,565       125,304,623      21,271,406
Shares outstanding ($.001 par value)                                23,198,892        2,676,232        13,002,784       1,920,535
Net asset value per share                                                11.59            10.90              9.64           11.08
Service Class:
Net assets                                                          26,157,743               --                --              --
Shares outstanding ($.001 par value)                                 2,258,061               --                --              --
Net asset value per share                                                11.58               --                --              --



----------------------------------------------------------------------------------------------------------------------
                                                                         Mid-Cap        Small-Cap     International
                                                                    Value Equity     Value Equity            Equity
                                                                            Fund             Fund              Fund
----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (Cost $273,042,694;
      $32,729,853; $119,102,850; $17,776,070; $13,359,414;
      $20,138,980; and $341,275,920, respectively)                   $15,090,618      $23,230,052      $298,986,032
   Short-term Investments (at amortized cost)                          6,090,835        5,002,865        11,162,030
   Cash                                                                    1,667               --                --
   Foreign currency (Cost  $0; $0; $0; $0; $0; $0;
      and $241,154, respectively)                                             --               --           240,931
   Receivable for investments sold                                        27,633          526,942           782,092
   Income receivables                                                     19,620           10,625           927,452
   Receivable for fund shares sold                                            --               --                --
----------------------------------------------------------------------------------------------------------------------
      Total assets                                                    21,230,373       28,770,484       312,098,537
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned                            4,741,893        5,001,865                --
   Payable for investments purchased                                       9,312          374,833           532,863
   Payable for fund shares redeemed                                           --               --           114,332
   Payable to GEAM                                                         8,983           13,641           153,964
   Variation margin payable                                                   --               --                --
   Payable to custodian                                                       --           38,224                --
----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                4,760,188        5,428,563           801,159
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                           $16,470,185      $23,341,921      $311,297,378
----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                    14,363,340       19,906,950       417,834,014
   Undistributed (distributions in excess of)
      net investment income                                               16,178           48,839         1,186,438
   Accumulated net realized gain (loss)                                  359,463          295,060       (65,428,640)
   Net unrealized appreciation/(depreciation) on:
      Investments                                                      1,731,204        3,091,072       (42,289,888)
      Futures                                                                 --               --                --
      Foreign curency related transaction                                     --               --            (4,546)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                           $16,470,185      $23,341,921      $311,297,378
----------------------------------------------------------------------------------------------------------------------
Investment Class:
Net assets                                                            16,470,185       23,341,921       308,108,008
Shares outstanding ($.001 par value)                                   1,398,212        1,879,003        33,434,462
Net asset value per share                                                  11.78            12.42              9.22
Service Class:
Net assets                                                                    --               --         3,189,370
Shares outstanding ($.001 par value)                                          --               --           346,284
Net asset value per share                                                     --               --              9.21


  * Includes $874,420, $2,618,168, $5,936,930, $4,600,828, $4,870,914,
    $2,837,033, $1,919,537 and $21,608,901 of securities on loan in the U.S.
    Equity Fund, Value Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, Small Cap Value Equity Fund, Premier Growth Equity Fund, Premier Research Equity Fund and Income Fund respectively.



------------
See Notes to Financial Statements.


                                    80 & 81


Statements of Assets and Liabilities
March 31, 2002 (unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                                                Europe          Emerging         Premier         Premier
                                                                Equity           Markets          Growth        Research
                                                                  Fund              Fund     Equity Fund     Equity Fund
----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (Cost $10,473,447;
      $12,147,343; $168,937,357; $7,881,961; $7,551,613;
      $225,290,731; $31,027,288; and $0, respectively)       $  9,761,939     $12,421,738     $165,304,612     $ 8,196,814
   Short-term Investments (at amortized cost)                     188,909         654,183       10,274,078       2,080,251
   Cash                                                                --              --            5,992              --
   Foreign currency (Cost $5,275; $62,839; $0;
      $0; $499; $0; $96; and $0, respectively)                      5,282          63,071               --              --
   Receivable for investments sold                                 63,827           2,782               --          85,320
   Income receivables                                              20,808          50,445           48,669           4,456
   Receivable for fund shares sold                                     --              --               --              --
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                             10,040,765      13,192,219      175,633,351      10,366,841
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution Payable to Shareholders                                --              --               --              --
   Payable upon return of securities loaned                            --              --        3,062,577       1,975,189
   Payable for investments purchased                               19,698          28,011               52          87,694
   Payable for fund shares redeemed                                    --              --           81,743              --
   Payable to GEAM                                                  6,296          11,812           64,522           3,897
   Payable for total return swap                                       --              --               --              --
   Interest/Dividend payable                                           --              --               --              --
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                            25,994          39,823        3,208,894       2,066,780
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                    $10,014,771     $13,152,396     $172,424,457      $8,300,061
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                             13,730,233      14,033,899      190,647,636      10,176,696
   Undistributed (distributions in excess of)
      net investment income                                         6,823          58,744           63,742          36,669
   Accumulated net realized gain (loss)                        (3,010,467)     (1,214,159)     (14,639,176)     (2,228,157)
   Net unrealized appreciation/(depreciation) on:
   Investments                                                   (711,508)        274,395       (3,632,745)        314,853
   Futures                                                             --              --          (15,000)             --
   Foreign currency related transaction                              (310)           (483)              --              --
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                    $10,014,771     $13,152,396     $172,424,457      $8,300,061
----------------------------------------------------------------------------------------------------------------------------
Investment Class:
Net assets                                                     10,014,771      13,152,396      160,457,498       8,300,061
Shares outstanding($.001 par value)                             1,384,802       1,382,252       16,231,196       1,019,515
Net asset value per share                                            7.23            9.52             9.89            8.14
Service Class:
Net assets                                                             --              --       11,966,959              --
Shares outstanding ($.001 par value)                                   --              --        1,211,690              --
Net asset value per share*                                             --              --             9.88              --



-----------------------------------------------------------------------------------------------------------------------
                                                                  Premier                    Strategic        Money
                                                            International        Income     Investment       Market
                                                              Equity Fund          Fund           Fund         Fund
-----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (Cost $10,473,447;
      $12,147,343; $168,937,357; $7,881,961; $7,551,613;
      $225,290,731; $31,027,288; and $0, respectively)          $6,270,342   $224,404,762  $31,370,960   $         --
   Short-term Investments (at amortized cost)                       53,390     48,279,487    2,053,014    109,949,454
   Cash                                                                 --          6,685          690             --
   Foreign currency (Cost $5,275; $62,839; $0;
      $0; $499; $0; $96; and $0, respectively)                         499             --           96             --
   Receivable for investments sold                                      --     15,504,166       12,242             --
   Income receivables                                               19,980      2,016,546      148,568         78,235
   Receivable for fund shares sold                                      --             --           --          1,406
-----------------------------------------------------------------------------------------------------------------------
      Total assets                                               6,344,211    290,211,646   33,585,570    110,029,095
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution Payable to Shareholders                                 --        151,705           --         30,246
   Payable upon return of securities loaned                             --     22,065,083           --             --
   Payable for investments purchased                                     2     59,685,968      775,327             --
   Payable for fund shares redeemed                                     --        129,841           --             --
   Payable to GEAM                                                   3,871          4,565       12,200         24,911
   Payable for total return swap                                        --         41,887           --             --
   Interest/Dividend payable                                            --         45,118           --            --
-----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                              3,873     82,124,167      787,527         55,157
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $6,340,338   $208,087,479  $32,798,043   $109,973,938
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                              10,249,589    209,031,104   32,561,043    109,974,412
   Undistributed (distributions in excess of)
      net investment income                                            976       (158,077)     145,025             57
   Accumulated net realized gain (loss)                         (2,629,008)        97,392     (251,734)          (531)
   Net unrealized appreciation/(depreciation) on:
   Investments                                                  (1,281,271)      (885,969)     343,672             --
   Futures                                                              --          3,029           --             --
   Foreign currency related transaction                                 52             --           37             --
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $6,340,338   $208,087,479  $32,798,043   $109,973,938
-----------------------------------------------------------------------------------------------------------------------
Investment Class:
Net assets                                                       6,340,338    208,087,479   32,798,043     72,209,437
Shares outstanding($.001 par value)                              1,034,237     21,701,224    3,300,003     72,209,525
Net asset value per share                                             6.13           9.59         9.94           1.00
Service Class:
Net assets                                                              --             --           --     37,764,501
Shares outstanding ($.001 par value)                                    --             --           --     37,764,888
Net asset value per share*                                              --             --           --           1.00


------------
See Notes to Financial Statements.


                                    82 & 83


Statements of Operations
For the period ended March 31, 2002 (unaudited)
--------------------------------------------------------------------------------------------------------------------------------
                                                                  U.S.          S&P 500          Value             Mid-Cap
                                                               Equity             Index         Equity              Growth
                                                                 Fund              Fund           Fund                Fund
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividend                                              $  1,782,843      $   244,346      $   833,009        $  42,467
      Interest*                                                  102,751           19,590           55,814           27,080
      Less: Foreign taxes withheld                                (4,772)            (263)          (2,214)              --
--------------------------------------------------------------------------------------------------------------------------------
   Total income                                                1,880,822          263,673          886,609           69,547
--------------------------------------------------------------------------------------------------------------------------------
   Expenses:
      Advisory and administration fees                           524,608           27,971          227,176           52,941
      Distributors Fees (Notes 4 & 8)
         Service Class                                            32,657               --               --               --
      Trustees fees                                                3,680              657            1,301              240
--------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                560,945           28,628          228,477           53,181
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                       1,319,877          235,045          658,132           16,366
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      Realized gain (loss) on:
         Investments                                          (7,082,340)      (5,561,348)      (3,053,912)        (141,666)
         Futures                                                  (6,173)         282,278           65,145          (43,755)
         Foreign currency related transactions                       (27)              --              (27)              --
      Increase (decrease) in unrealized appreciation/
        (depreciation) on:
         Investments                                          37,829,431        9,791,322       14,274,950        2,857,741
         Futures                                                 (20,617)         (31,663)          23,362           (2,550)
         Foreign currency related transactions                       (25)              --               (4)              --
--------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments            30,720,249        4,480,589       11,309,514        2,669,770
--------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
      from operations                                        $32,040,126       $4,715,634      $11,967,646       $2,686,136
--------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
                                                                  Mid-Cap      Small-Cap      International
                                                             Value Equity   Value Equity             Equity
                                                                     Fund           Fund               Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividend                                                  $  87,927      $   94,673        $ 1,334,766
      Interest*                                                    20,269          14,319            175,937
      Less: Foreign taxes withheld                                     --             (35)          (132,459)
-------------------------------------------------------------------------------------------------------------
   Total income                                                   108,196         108,957          1,378,244
-------------------------------------------------------------------------------------------------------------
   Expenses:
      Advisory and administration fees                             48,573          76,552            833,301
      Distributors Fees (Notes 4 & 8)
         Service Class                                                 --              --              3,598
      Trustees fees                                                   193             277              3,622
-------------------------------------------------------------------------------------------------------------
   Total expenses                                                  48,766          76,829            840,521
-------------------------------------------------------------------------------------------------------------
   Net investment income                                           59,430          32,128            537,723
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      Realized gain (loss) on:
         Investments                                              363,705         307,128        (27,907,223)
         Futures                                                       --              --                 --
         Foreign currency related transactions                         --              --            (37,755)
      Increase (decrease) in unrealized appreciation/
        (depreciation) on:
         Investments                                            2,410,549       3,355,530         58,402,991
         Futures                                                       --              --                 --
         Foreign currency related transactions                         --              --            (17,841)
-------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments              2,774,254       3,662,658         30,440,172
-------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
      from operations                                          $2,833,684      $3,694,786        $30,977,895
--------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses for U.S. Equity Fund, Value Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, Small Cap Value Equity Fund, Premier Growth Equity Fund, Premier Research Equity Fund and Income Fund was $32,187, $20,852, $8,962, $6,774, $8,673, $28,894, $3,026 and $122,528 respectively.

--------------
See Notes to Financial Statements.

                                    84 & 85


Statements of Operations
For the period ended March 31, 2002 (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Europe          Emerging             Premier         Premier
                                                                  Equity           Markets              Growth        Research
                                                                    Fund              Fund         Equity Fund     Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividend                                                    $  27,448       $   80,759        $   432,620        $ 49,900
      Interest*                                                       5,364            7,543             97,139           4,141
      Less: Foreign taxes withheld                                   (3,221)          (5,893)            (2,617)            (33)
-----------------------------------------------------------------------------------------------------------------------------------
   Total income                                                      29,591           82,409            527,142          54,008
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses:
      Advisory and adminstration fees                                36,609           55,428            315,867          22,267
      Distributors Fees (Notes 4 & 10)
         Service Class                                                   --               --             13,689              --
      Trustees fees                                                     126              111              1,940             106
-----------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                                   36,735           55,539            331,496          22,373
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                      (7,144)          26,870            195,646          31,635
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      Realized gain (loss) on:
         Investments                                             (1,318,627)        (431,631)        (8,686,983)       (931,674)
         Futures                                                         --               --             32,310              --
         Swaps                                                           --               --                 --              --
         Foreign currency related transactions                       (6,436)         (14,171)                --              --
      Increase (decrease) in unrealized appreciation/
        (depreciation) on:
         Investments                                              2,134,514        3,453,685         31,857,331       1,720,326
         Futures                                                         --               --             10,550              --
         Foreign currency related transactions                           18             (417)                --              --
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments          809,469        3,007,466         23,213,208         788,652
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
      from operations                                              $802,325       $3,034,336        $23,408,854       $ 820,287
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                      Premier                    Strategic       Money
                                                                International        Income     Investment      Market
                                                                 Equity  Fund          Fund           Fund        Fund
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividend                                                     $  25,669    $    119,547    $  55,536     $      --
      Interest*                                                          328       5,723,937      194,446       825,196
      Less: Foreign taxes withheld                                    (2,137)        (91,512)      (1,229)           --
------------------------------------------------------------------------------------------------------------------------
   Total income                                                       23,860       5,751,972      248,753       825,196
------------------------------------------------------------------------------------------------------------------------
   Expenses:
      Advisory and adminstration fees                                 23,134         259,092       46,733        74,935
      Distributors Fees (Notes 4 & 10)
         Service Class                                                    --              --           --        48,922
      Trustees fees                                                       82           3,234           87           710
------------------------------------------------------------------------------------------------------------------------
    Total expenses                                                    23,216         262,326       46,820       124,567
------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                          644       5,489,646      201,933       700,629
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      Realized gain (loss) on:
         Investments                                                (480,421)        452,536      (95,448)         (457)
         Futures                                                          --         (31,414)     (13,605)           --
         Swaps                                                            --         (11,126)          --            --
         Foreign currency related transactions                          (957)             --       15,226            --
      Increase (decrease) in unrealized appreciation/
        (depreciation) on:
         Investments                                                 888,877      (6,757,379)     675,988            --
         Futures                                                          --           3,029           --            --
         Foreign currency related transactions                          (168)             --            9            --
------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments           407,331      (6,344,354)     582,170          (457)
------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
      from operations                                               $407,975     $  (854,708)    $784,103      $700,172
------------------------------------------------------------------------------------------------------------------------


------------
See Notes to Financial Statements.


                                    86 & 87


Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          U.S.                                  S&P 500
                                                                         Equity                                   Index
                                                                           Fund                                   Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Six Months Ended          Year       Six Months Ended          Year
                                                                 3/31/02              Ended           3/31/02              Ended
                                                               (unaudited)           9/30/01        (unaudited)           9/30/01
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investments income                                    $ 1,319,877        $ 2,586,108     $  235,045          $ 1,115,362
     Net realized gain (loss) on investments, futures,
       written options, foreign currency
       transactions and swaps                                   (7,088,540)        (7,889,452)    (5,279,070)          (9,235,636)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation                             37,808,789        (50,288,860)     9,759,659          (18,951,440)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                    32,040,126        (55,592,204)     4,715,634          (27,071,714)
-----------------------------------------------------------------------------------------------------------------------------------
     Distributions to shareholders from :
       Net investment income
           Investment Class                                     (2,638,194)        (2,350,431)      (996,405)          (1,238,318)
             Service Class                                        (203,192)                --             --
         Net realized gains
             Investment Class                                           --        (21,650,648)            --          (10,378,819)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                          (2,841,386)       (24,001,079)      (996,405)         (11,617,137)
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions                             29,198,740        (79,593,283)     3,719,229          (38,688,851)
-----------------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares
       Investment Class                                         35,854,347         37,306,195      2,783,237            2,495,542
       Service Class                                             1,150,410         34,441,274             --
     Value of distributions reinvested
       Investment Class                                          2,638,117         24,001,168        996,408           11,617,167
       Service Class                                               203,200                 --             --                   --
     Cost of shares redeemed
       Investment Class                                        (33,088,342)       (19,001,570)   (24,440,375)         (60,762,680)
       Service Class                                            (3,667,663)        (4,069,111)            --                   --
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions                                       3,090,069         72,677,956    (20,660,730)         (46,649,971)
-----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                      32,288,809         (6,915,327)   (16,941,501)         (85,338,822)
NET ASSETS
   Beginning of period                                         262,812,989        269,728,316     46,119,066          131,457,888
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                                              $295,101,798       $262,812,989    $29,177,565          $46,119,066
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income,
   end of period                                              $    506,550       $  2,027,941    $    70,799          $   810,901
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   Investment Class:
     Shares sold                                                 3,143,107          2,957,301        252,577              194,231
     Issued for distribution reinvested                            232,638          1,904,855         91,413              890,887
     Shares redeemed                                            (2,906,489)        (1,539,269)    (2,258,964)          (5,161,801)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                             469,256          3,322,887     (1,914,974)          (4,076,683)
-----------------------------------------------------------------------------------------------------------------------------------
   Service Class:
     Shares sold                                                   102,789          2,807,002             --                   --
     Issued for distribution reinvested                             17,919           (341,365)            --                   --
     Shares redeemed                                              (328,284)                --             --                   --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                            (207,576)         2,465,637             --                   --
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                        Value                                Mid-Cap
                                                                       Equity                                 Growth
                                                                         Fund                                  Fund
------------------------------------------------------------------------------------------------------------------------------

                                                        Six Months Ended         Year         Six Months Ended       Year
                                                             3/31/02             Ended             3/31/02           Ended
                                                           (unaudited)          9/30/01          (unaudited)        9/30/01
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investments income                              $    658,132        $ 1,126,363       $    16,366       $   105,080
     Net realized gain (loss) on investments, futures,
       written options, foreign currency
       transactions and swaps                              (2,988,794)        (8,015,313)         (185,421)          (64,399)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation                        14,298,308        (10,384,241)        2,855,191        (4,391,880)
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations               11,967,646        (17,273,191)        2,686,136        (4,351,199)
------------------------------------------------------------------------------------------------------------------------------
     Distributions to shareholders from :
       Net investment income
           Investment Class                                (1,229,340)          (408,153)          (70,311)         (183,553)
             Service Class                                         --                 --                --                --
         Net realized gains
             Investment Class                                      --           (243,680)               --        (2,033,144)
------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                     (1,229,340)          (651,833)          (70,311)       (2,216,697)
------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions                        10,738,306        (17,925,024)        2,615,825        (6,567,896)
------------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares
       Investment Class                                    20,892,351         20,104,835         1,635,050                --
       Service Class                                               --                 --                --                --
     Value of distributions reinvested
       Investment Class                                     1,225,631            651,829            70,313         2,216,686
       Service Class                                               --                 --                --                --
     Cost of shares redeemed
       Investment Class                                      (327,692)       (15,809,697)               --          (118,346)
       Service Class                                               --                 --                --                --
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions                                 21,790,290          4,946,967         1,705,363         2,098,340
------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                 32,528,596        (12,978,057)        4,321,188        (4,469,556)

NET ASSETS
   Beginning of period                                     92,776,027        105,754,084        16,950,218        21,419,774
------------------------------------------------------------------------------------------------------------------------------
   End of period                                         $125,304,623        $92,776,027       $21,271,406       $16,950,218
------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income,
   end of period                                         $    531,369        $ 1,103,101       $     4,184       $    51,298
------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   Investment Class:
     Shares sold                                            2,252,619          1,985,544           150,880                --
     Issued for distribution reinvested                       131,788             63,407             6,541           191,423
     Shares redeemed                                          (35,004)        (1,573,734)               --            (8,939)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                      2,349,403            475,217           157,421           182,484
------------------------------------------------------------------------------------------------------------------------------
   Service Class:
     Shares sold                                                   --                 --                --                --
     Issued for distribution reinvested                            --                 --                --                --
     Shares redeemed                                               --                 --                --                --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                             --                 --                --                --
------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                      Mid-Cap                           Small-Cap
                                                                 Value Equity                        Value Equity
                                                                         Fund                                Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months Ended       Year         Six Months Ended         Year
                                                             3/31/02           Ended             3/31/02             Ended
                                                           (unaudited)        9/30/01          (unaudited)          9/30/01
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investments income                                $    59,430     $   129,520      $    32,128        $    153,403
     Net realized gain (loss) on investments, futures,
       written options, foreign currency
       transactions and swaps                                  363,705         272,166          307,128           3,096,086
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation                          2,410,549      (1,143,548)       3,355,530          (2,174,126)
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                 2,833,684        (741,862)       3,694,786           1,075,363
-------------------------------------------------------------------------------------------------------------------------------
     Distributions to shareholders from :
       Net investment income
           Investment Class                                   (200,872)        (50,736)        (136,574)            (35,483)
             Service Class                                          --              --               --                  --
         Net realized gains
             Investment Class                                 (276,407)       (265,423)      (3,009,740)         (1,521,745)
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                        (477,279)       (316,159)      (3,146,314)         (1,557,228)
-------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions                          2,356,405      (1,058,021)         548,472            (481,865)
-------------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares
       Investment Class                                             --      14,249,309               --           1,665,167
       Service Class                                                --              --               --                  --
     Value of distributions reinvested
       Investment Class                                        477,286         316,148        3,146,299           1,557,240
       Service Class                                                --                               --                  --
     Cost of shares redeemed
       Investment Class                                        (60,000)    (13,045,903)        (285,000)         (1,910,950)
       Service Class                                                --                               --                  --
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions                                     417,286       1,519,554        2,861,299           1,311,457
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                   2,773,691         461,533        3,409,771             829,592

NET ASSETS
   Beginning of period                                      13,696,494      13,234,961       19,932,150          19,102,558
-------------------------------------------------------------------------------------------------------------------------------
   End of period                                           $16,470,185     $13,696,494      $23,341,921         $19,932,150
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income,
   end of period                                           $    16,178     $   155,668      $    48,839         $   141,937
-------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   Investment Class:
     Shares sold                                                    --       1,195,730               --             135,129
     Issued for distribution reinvested                         44,816          29,138          268,914             134,943
     Shares redeemed                                            (5,155)     (1,090,039)         (23,683)           (148,493)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                          39,661         134,829          245,231             121,579
-------------------------------------------------------------------------------------------------------------------------------
   Service Class:
     Shares sold                                                    --              --               --                  --
     Issued for distribution reinvested                             --              --               --                  --
     Shares redeemed                                                --              --               --                  --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                              --              --               --                  --
-------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                                                      International
                                                                             Equity
                                                                               Fund
---------------------------------------------------------------------------------------------
                                                          Six Months Ended         Year
                                                               3/31/02             Ended
                                                             (unaudited)          9/30/01
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investments income                               $     537,723       $  4,462,566
     Net realized gain (loss) on investments, futures,
       written options, foreign currency
       transactions and swaps                               (27,944,978)       (32,319,682)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation                          58,385,150        (84,377,844)
---------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                 30,977,895       (112,234,960)
---------------------------------------------------------------------------------------------
     Distributions to shareholders from :
       Net investment income
           Investment Class                                  (3,701,378)        (2,978,553)
             Service Class                                      (31,171)                --
         Net realized gains
             Investment Class                                        --        (41,148,666)
---------------------------------------------------------------------------------------------
   Total distributions                                       (3,732,549)       (44,127,219)
---------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions                          27,245,346       (156,362,179)
---------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares
       Investment Class                                      35,842,108         55,512,806
       Service Class                                            598,283          3,632,582
     Value of distributions reinvested
       Investment Class                                       3,699,883         44,127,095
       Service Class                                             31,171                 --
     Cost of shares redeemed
       Investment Class                                     (17,311,791)       (80,075,923)
       Service Class                                           (141,422)          (352,563)
---------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions                                   22,718,232         22,843,997
---------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                   49,963,578       (133,518,182)

NET ASSETS
   Beginning of period                                      261,333,800        394,851,982
---------------------------------------------------------------------------------------------
   End of period                                           $311,297,378       $261,333,800
---------------------------------------------------------------------------------------------
Undistributed net investment income,
   end of period                                           $  1,186,438       $  4,130,546
---------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   Investment Class:
     Shares sold                                              3,985,459          5,015,101
     Issued for distribution reinvested                         414,321          3,911,976
     Shares redeemed                                         (1,945,288)        (7,279,708)
---------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                        2,454,492          1,647,369
---------------------------------------------------------------------------------------------
   Service Class:
     Shares sold                                                 68,301            325,604
     Issued for distribution reinvested                           3,491            (35,214)
     Shares redeemed                                            (15,897)                --
---------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                           55,895            290,390
---------------------------------------------------------------------------------------------


-------------
See Notes to Financial Statements.

                                    88 & 89


Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------
                                                                   Europe                             Emerging
                                                                   Equity                              Markets
                                                                     Fund                                 Fund
----------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended       Year        Six Months Ended        Year
                                                            3/31/02           Ended            3/31/02            Ended
                                                          (unaudited)        9/30/01         (unaudited)         9/30/01
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investments income (loss)                        $    (7,144)    $   128,112      $   26,870        $    90,046
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps                                           (1,325,063)     (1,642,069)       (445,802)          (696,223)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation                         2,134,532      (2,597,389)      3,453,268         (4,274,164)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                  802,325      (4,111,346)      3,034,336         (4,880,341)
----------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income
       Investment Class                                      (118,777)        (65,593)        (62,919)                --
       Service Class                                               --              --              --                 --
     Net realized gains
       Investment Class                                            --      (3,059,622)             --          1,468,750
----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                       (118,777)     (3,125,215)        (62,919)        (1,468,750)
----------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions                           683,548      (7,236,561)      2,971,417         (6,349,091)
----------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares
       Investment Class                                            --              --       2,567,130            535,413
       Service Class                                               --              --              --                 --
     Value of distributions reinvested
       Investment Class                                       118,771       3,125,208          62,917          1,468,752
       Service Class                                               --              --              --                 --
     Cost of shares redeemed
       Investment Class                                            --              --         (93,404)                --
       Service Class                                               --              --              --                 --
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions          118,771       3,125,208       2,536,643          2,004,165
----------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                    802,319      (4,111,353)      5,508,060         (4,344,926)

NET ASSETS
   Beginning of period                                      9,212,452      13,323,805       7,644,336         11,989,262
----------------------------------------------------------------------------------------------------------------------------
   End of period                                          $10,014,771     $ 9,212,452     $13,152,396        $ 7,644,336
----------------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
   net investment income, end of period                   $     6,823     $   132,404     $    58,744        $    62,132
----------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   Investment Class:
     Shares sold                                                   --              --         284,920             55,830
     Issued for distribution reinvested                        16,473         329,664           7,402            146,144
     Shares redeemed                                               --              --          (9,832)                --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                         16,473         329,664         282,490            201,974
----------------------------------------------------------------------------------------------------------------------------
   Service Class:
     Shares sold                                                   --              --              --                 --
     Issued for distribution reinvested                            --              --              --                 --
     Shares redeemed                                               --              --              --                 --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                             --              --              --                 --
----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                        Premier                            Premier
                                                                         Growth                           Research
                                                                    Equity Fund                        Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                        Six Months Ended        Year       Six Months Ended         Year
                                                             3/31/02            Ended           3/31/02             Ended
                                                           (unaudited)         9/30/01        (unaudited)          9/30/01
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investments income (loss)                       $    195,646      $    523,872     $    31,635         $    53,499
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps                                           (8,654,673)       (5,693,514)       (931,674)         (1,292,896)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation                        31,867,881       (35,156,742)      1,720,326          (1,211,472)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations               23,408,854       (40,326,384)        820,287          (2,450,869)
-----------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income
       Investment Class                                      (611,639)          (89,908)        (54,116)            (21,847)
       Service Class                                          (21,583)               --              --                  --
     Net realized gains
       Investment Class                                            --        (1,444,280)             --             (90,668)
-----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                       (633,222)       (1,534,188)        (54,116)           (112,515)
-----------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions                        22,775,632       (41,860,572)        766,171          (2,563,384)
-----------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares
       Investment Class                                    21,180,732       158,237,738              --                  --
       Service Class                                        2,660,890        13,104,765              --                  --
     Value of distributions reinvested
       Investment Class                                       611,565         1,534,207          54,119             112,515
       Service Class                                           21,586                --              --                  --
     Cost of shares redeemed
       Investment Class                                   (10,653,798)      (39,629,283)             --                  --
       Service Class                                         (923,237)       (2,561,607)             --                  --
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions       12,897,738       130,685,820          54,119             112,515
-----------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                 35,673,370        88,825,248         820,290          (2,450,869)

NET ASSETS
   Beginning of period                                    136,751,087        47,925,839       7,479,771           9,930,640
-----------------------------------------------------------------------------------------------------------------------------
   End of period                                         $172,424,457      $136,751,087      $8,300,061          $7,479,771
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
   net investment income, end of period                  $    63,742       $   492,444       $  36,669           $  59,150
-----------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   Investment Class:
     Shares sold                                            2,195,775        14,818,251              --                  --
     Issued for distribution reinvested                        62,789           138,717           6,616              11,782
     Shares redeemed                                       (1,134,206)       (4,034,433)             --                  --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                      1,124,358        10,922,535           6,616              11,782
-----------------------------------------------------------------------------------------------------------------------------
   Service Class:
     Shares sold                                              286,784         1,271,847              --                  --
     Issued for distribution reinvested                         2,216                --              --                  --
     Shares redeemed                                          (96,636)         (252,521)             --                  --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                        192,364         1,019,326              --                  --
-----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                                        Premier
                                                                  International                            Income
                                                                    Equity Fund                              Fund
----------------------------------------------------------------------------------------------------------------------------
                                                        Six Months Ended        Year        Six Months Ended        Year
                                                             3/31/02            Ended            3/31/02            Ended
                                                           (unaudited)         9/30/01         (unaudited)         9/30/01
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investments income (loss)                           $     644       $   97,591     $ 5,489,646        $12,960,225
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps                                              (481,378)      (1,602,573)        409,996          8,207,376
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation                            888,709       (1,274,748)     (6,754,350)         5,128,699
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                   407,975       (2,779,730)       (854,708)        26,296,300
----------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income
       Investment Class                                       (100,096)        (119,323)     (5,428,472)       (13,416,862)
       Service Class                                                --               --              --                 --
     Net realized gains
       Investment Class                                             --               --      (5,633,352)                --
----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                        (100,096)        (119,323)    (11,061,824)       (13,416,862)
----------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions                            307,879       (2,899,053)    (11,916,532)        12,879,438
----------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares
       Investment Class                                             --               --      18,930,304         69,427,250
       Service Class                                                --               --              --                 --
     Value of distributions reinvested
       Investment Class                                        100,098          119,318      11,047,856         13,309,916
       Service Class                                                --               --              --                 --
     Cost of shares redeemed
       Investment Class                                             --               --     (26,843,844)       (89,286,947)
       Service Class                                                --               --              --                 --
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions           100,098          119,318       3,134,316         (6,549,781)
----------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                     407,977       (2,779,735)     (8,782,216)         6,329,657

NET ASSETS
   Beginning of period                                       5,932,361        8,712,096     216,869,695        210,540,038
----------------------------------------------------------------------------------------------------------------------------
   End of period                                            $6,340,338       $5,932,361    $208,087,479       $216,869,695
----------------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
   net investment income, end of period                     $      976       $   96,786    $   (158,077)      $    111,274
----------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   Investment Class:
     Shares sold                                                    --               --       1,894,455          7,077,748
     Issued for distribution reinvested                         16,463           14,840       1,134,526          1,353,979
     Shares redeemed                                                --               --      (2,761,625)        (9,046,117)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                          16,463           14,840         267,356           (614,390)
----------------------------------------------------------------------------------------------------------------------------
   Service Class:
     Shares sold                                                    --               --              --                 --
     Issued for distribution reinvested                             --               --              --                 --
     Shares redeemed                                                --               --              --                 --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                              --               --              --                 --
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                                      Strategic                             Money
                                                                     Investment                            Market
                                                                           Fund                              Fund
----------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended       Year       Six Months Ended        Year
                                                              3/31/02           Ended           3/31/02            Ended
                                                            (unaudited)        9/30/01        (unaudited)         9/30/01
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investments income (loss)                         $   201,933       $  173,095    $    700,629       $  1,427,949
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps                                               (93,827)         (88,442)           (457)                (3)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation                            675,997         (664,745)             --                 --
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                   784,103         (580,092)        700,172          1,427,946
----------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income
       Investment Class                                       (177,422)        (194,799)       (335,201)          (294,444)
       Service Class                                                --               --        (365,410)        (1,133,505)
     Net realized gains
       Investment Class                                             --         (316,384)             --                 --
----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                        (177,422)        (511,183)       (700,611)        (1,427,949)
----------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions                            606,681       (1,091,275)           (439)                (3)
----------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares
       Investment Class                                     26,274,679          384,171      66,341,170          3,073,533
       Service Class                                                --               --       2,153,596         45,833,273
     Value of distributions reinvested
       Investment Class                                        177,423          511,183         318,010            298,707
       Service Class                                                --               --         372,357          1,113,774
     Cost of shares redeemed
       Investment Class                                       (358,214)      (1,350,659)     (1,270,471)        (3,344,955)
       Service Class                                                --               --      (5,654,735)        (6,053,376)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions        26,093,888         (455,305)     62,259,927         40,920,956
----------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  26,700,569       (1,546,580)     62,259,488         40,920,953

NET ASSETS
   Beginning of period                                       6,097,474        7,644,054      47,714,450          6,793,497
----------------------------------------------------------------------------------------------------------------------------
   End of period                                           $32,798,043       $6,097,474    $109,973,938        $47,714,450
----------------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
   net investment income, end of period                    $   145,025       $  120,120    $         57        $        39
----------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   Investment Class:
     Shares sold                                             2,665,794           37,396      66,341,170          3,073,534
     Issued for distribution reinvested                         17,994           49,390         318,010            298,707
     Shares redeemed                                           (36,853)        (130,485)     (1,270,471)        (3,344,955)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                       2,646,935          (43,699)     65,388,709             27,286
----------------------------------------------------------------------------------------------------------------------------
   Service Class:
     Shares sold                                                    --               --       2,153,596         45,833,273
     Issued for distribution reinvested                             --               --         372,357          1,113,774
     Shares redeemed                                                --               --      (5,654,735)        (6,053,376)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                              --               --      (3,128,782)        40,893,671
----------------------------------------------------------------------------------------------------------------------------


------------
See Notes to Financial Statements.

                                    90 & 91

                        NOTES TO FINANCIAL STATEMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------


1.  ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of seventeen investment funds (each a "Fund" and collectively the "Funds") although only the following fifteen are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Europe Equity Fund, Emerging Markets Fund, Premier Growth Equity Fund, Premier Research Equity Fund, Premier International Equity Fund, Income Fund, Strategic Investment Fund and Money Market Fund. The Funds are presently authorized to issue two classes of shares - the Investment Class and the Service Class. As of March 31, 2002, the following Funds had two share classes active: U.S. Equity Fund, International Equity Fund, Premier Growth Fund and Money Market Fund. The Trust expects that most of the time each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.  SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GE Asset Management ("GEAM") to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates

                        NOTES TO FINANCIAL STATEMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Funds' risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered

                        NOTES TO FINANCIAL STATEMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 2001, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund                                    Amount            Expires
-----------------------------------------------------------------

Value Equity Fund                      $401,673             2009
International Equity Fund               831,308             2009
Europe Equity Fund                      348,486             2009
Emerging Markets Fund                    97,797             2009
Premier Research Equity Fund            100,460             2009
Premier International Equity Fund       618,920             2009
Money Market Fund                            27             2008
                                             44             2009

                        NOTES TO FINANCIAL STATEMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2000 as follows:


Fund                                 Currency                       Capital
---------------------------------------------------------------------------
U.S. Equity Fund                       $ 57                       6,749,253
S&P 500 Index Fund                       --                       9,499,604
Value Equity Fund                        --                       6,978,640
Mid-Cap Growth Fund                      10                         279,309
International Equity Fund           186,155                      29,768,021
Europe Equity Fund                       --                       1,249,431
Emerging Markets Fund                25,355                         526,061
Premier Growth Equity Fund               --                       3,375,235
Premier Research Equity Fund             --                       1,151,058
Premier International Equity Fund     1,910                       1,515,664
Strategic Investment Fund                --                          95,357
Money Market Fund                        --                               3

DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

REVISED AUDIT AND ACCOUNTING GUIDE In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes will have no impact on the Funds' net asset values.

EXPENSES The Funds pay a "unitary fee" equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3. LINE OF CREDIT

Effective December 19, 2001, and expiring December 18, 2002, the Trust (excluding the S&P 500 Fund) shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Trust during the period ended March 31, 2002. The S&P 500 Index Fund is currently not covered under a revolving credit facility.

4. FEES AND COMPENSATION
    PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES Compensation of GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                        NOTES TO FINANCIAL STATEMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                                  Average Daily                              Advisory and
                                                                Net Assets of Fund                        Administration Fees*
-------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               First $25 million                                  .55%
Value Equity Fund                                               Next $25 million                                  .45%
Mid-Cap Growth Fund                                             Over $50 million                                  .35%
Premier Growth Equity Fund
Premier Research Equity Fund
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                    All Assets                                  .15%
-------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund                                      First $25 million                                  .65%
                                                                Next $25 million                                  .60%
                                                                Over $50 million                                  .55%
-------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Equity Fund                                    First $25 million                                  .70%
                                                                Next $25 million                                  .65%
                                                                Over $50 million                                  .60%
-------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                      First $25 million                                  .75%
Europe Equity Fund                                              Next $50 million                                  .65%
Premier International Equity Fund                               Over $75 million                                  .55%
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                          First $50 million                                 1.05%
                                                                Over $50 million                                  .95%
-------------------------------------------------------------------------------------------------------------------------------
Income Fund                                                   First $25 million                                   .35%
                                                               Next $25 million                                   .30%
                                                               Next $50 million                                   .25%
                                                              Over $100 million                                   .20%
-------------------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund                                      First $25 million                                  .45%
                                                                Next $25 million                                  .40%
                                                                Over $50 million                                  .35%
-------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                              First $25 million                                  .25%
                                                                Next $25 million                                  .20%
                                                                Next $50 million                                  .15%
                                                               Over $100 million                                  .10%
-------------------------------------------------------------------------------------------------------------------------------


* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity to other Funds advised by GEAM. The Trustees receive an annual fee of $48,000 and an additional fee of $500 per Trustees' meeting attended in person and $250 per telephone meeting. These fees are allocated proportionally among all of the Funds served by the Trustees and are based upon the relative net assets of each Fund.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

5. SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, effective May 1, 2001, SSgA Funds Management, Inc., ("SSgA"), is the Sub-Adviser to the S&P 500 Index Fund (prior thereto an affiliate of SSgA served as the sub-adviser to that Fund) and Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund.

SSgA and Palisade are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays SSgA and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Value Equity Fund, assumed day-to-day portfolio management responsibility from NWQ Investment Management Company, the previous Sub-Adviser to the Mid-Cap Value Equity Fund.

6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2002, were as follows:

                                          Purchases             Sales
-----------------------------------------------------------------------

U.S. Equity Fund                         $89,337,709        $63,795,435
S&P 500 Index Fund                         4,777,372         24,898,262
Value Equity Fund                         45,171,043         22,233,599
Mid-Cap Growth Fund                        5,786,289          4,464,518
Mid-Cap Value Equity Fund                  2,564,549          2,812,823
Small-Cap Value Equity Fund               17,302,073         16,930,373
International Equity Fund                 77,585,332         47,687,122
Europe Equity Fund                         2,925,429          2,720,914
Emerging Markets Fund                      4,433,988          2,173,133
Premier Growth Equity Fund                25,735,512         16,418,598
Premier Research Equity Fund               3,927,153          3,874,719
Premier International Equity Fund          1,615,412          1,635,002
Income Fund                              404,552,886        385,383,441
Strategic Investment Fund                 30,454,272          5,295,183

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 2002 was as follows:

                                                                                                             Net
                                              Gross                           Gross                      Unrealized
                                           Unrealized                      Unrealized                   Appreciation/
                                          Appreciation                    Depreciation                 (Depreciation)
----------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                          $27,206,829                      $16,363,729                  $10,843,100
S&P 500 Index Fund                          3,640,013                        8,330,556                   (4,690,543)
Value Equity Fund                          10,279,965                        5,938,914                    4,341,051
Mid-Cap Growth Fund                         2,983,360                        1,194,247                    1,789,113
Mid-Cap Value Equity Fund                   2,218,127                          486,923                    1,731,204
Small-Cap Value Equity Fund                 3,349,123                          258,051                    3,091,072
International Equity Fund                  12,554,363                       54,844,251                  (42,289,888)
Europe Equity Fund                            728,000                        1,439,508                     (711,508)
Emerging Markets Fund                       1,938,430                        1,664,035                      274,395
Premier Growth Equity Fund                 13,273,417                       16,906,162                   (3,632,745)
Premier Research Equity Fund                  695,456                          380,603                      314,853
Premier International Equity Fund             158,851                        1,440,122                   (1,281,271)
Income Fund                                 2,138,446                        3,024,415                     (885,969)
Strategic Investment Fund                   1,387,093                        1,043,421                      343,672


The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 2002.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of March 31, 2002


Income Fund                                                                                                    Notional Amount
------------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/negative return on the Index and pays one month LIBOR minus 45 basis points
monthly, expires month July 31, 2002.                                                                             $ 600,000


SECURITY LENDING At March 31, 2002, the following Funds participated in securities lending:

                                  Loaned securities
                             (including accrued interest)     Cash Collateral
-----------------------------------------------------------------------------

U.S. Equity Fund                    $    874,641              $    915,460
Value Equity Fund                      2,618,759                 2,715,781
Mid-Cap Growth Fund                    5,938,340                 6,137,365
Mid-Cap Value Equity Fund              4,601,954                 4,741,893
Small-Cap Value Equity Fund            4,872,520                 5,001,865
Premier Growth Equity Fund             2,837,808                 3,062,577
Premier Research Equity Fund           1,919,942                 1,975,189
Income Fund                           21,608,900                22,065,083

7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2002 are:

                                        5% or Greater
                                        Shareholders
                                   -----------------------
                                                   % of        % of Fund Held
                                    Number       Fund Held    by GE Affiliates*
-------------------------------------------------------------------------------

U.S. Equity Fund                      6               89%             61%
S&P 500 Index Fund                    5               93%             80%
Value Equity Fund                     9               74%             16%
Mid-Cap Growth Fund                   3               97%             84%
Mid-Cap Value Equity Fund             3               96%             76%
Small-Cap Value Equity Fund           4               97%             84%
International Equity Fund             5               84%             55%
Europe Equity Fund                    1              100%            100%
Emerging Markets Fund                 4               96%             70%
Premier Growth Equity Fund            5               91%              6%
Premier Research Equity Fund          1              100%            100%
Premier International Equity Fund     1              100%            100%
Income Fund                           3               73%             30%
Strategic Investment Fund             2              100%            100%
Money Market Fund                     4               98%             64%


Investment activities of these shareholders could have a material impact on these Funds.

* Includes in the 5% or Greater Shareholders percentage.

                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------

EUGENE K. BOLTON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR U.S. EQUITY FUND
Gene is responsible for managing GEAM's U.S. Equity Operation and also personally manages the US Equity Select Strategy. Gene joined GE in 1964 and, after completing GE's Financial Management Program, held a number of financial and strategic planning positions in the U.S. and Europe. His experience includes assignments with GE's Medical Systems and Major Appliance businesses as well as Corporate Finance. Joining GE Asset Management in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and managed a GE Pension Fund portfolio through 1991 when he was named to his present position. Gene is a trustee of the GE Pension Trust and GE's Employee Savings Plan as well as chairman of GEAM's Asset Allocation committee. He is also a trustee of Rensselaer Polytechnic Institute and chairman of their investment committee, a trustee of the Investment Management Workshop, and a past member of the New York Stock Exchange Pension Advisory Committee. Gene is a graduate of Mundelein College with a BA degree in Business and Management.

CHRIS BROWN
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER FOR PREMIER RESEARCH EQUITY FUND
Chris Brown is a Senior Vice President with GE Asset Management. He is responsible for managing a number of institutional portfolios, including the co-managed GE U.S. Research Select portfolio, which is part of the GE US Equity portfolio. Chris began his career at GE in 1981, spending two years in the Financial Management Program. He then spent the next two years as an International Sector Financial Analyst with Sadelmi New York, Inc., a GE subsidiary, and joined Stamford, CT-based GE Asset Management in 1985. Chris is a cum laude graduate in economics from Bucknell University and is the holder of a Chartered Financial Analyst designation.

DAVID CARLSON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Dave Carlson is the Senior Vice President with GE Asset Management responsible for managing U.S. and Growth equity portfolios. He joined GE in 1980 as part of the GE Financial Management Program. He has nineteen years investment experience. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst, and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a BS in Finance.

PETER HATHAWAY
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR VALUE EQUITY FUND
Pete is a Senior Vice president of GE Asset Management and heads the US Large Cap Value Equity Team. Mr. Hathaway has more than thirty-nine years of investment experience and has been with GE Asset Management since 1985. He was a Senior Vice President and Portfolio Manager at Ameritrust from 1975 to 1985, and has previously held positions at Merrill Lynch, Equitable Life and US Trust. Mr. Hathaway holds a Bachelor's degree in Finance from Arizona State University and an MBA from the Wharton School at the University of Pennsylvania.

BRIAN HOPKINSON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE PREMIER INTERNATIONAL EQUITY FUND
Brian Hopkinson is Senior Vice President and Portfolio Manager with GE Asset Management's International Equities team. Brian joined GEAM in 1996. He has twenty-two years of investment experience, eleven years earned in London and eleven in the New York/Stamford area. Before joining GE Asset Management he was with the Columbus Circle Investors and Fiduciary Trust Company International. He received a Bachelor of Science (Honours) degree in Mathematics/ Statistics from the University of Leeds and is an Associate of the Institute of Actuaries.

RALPH LAYMAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGER FOR EMERGING MARKETS FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Ralph Layman is responsible for managing GE Asset Management's International Equity operations. Ralph is an Executive Vice President of GEAM, a Trustee for the GE Pension Trust and a member of the Asset Allocation committee. He has twenty-one years of experience in the business, including five years as a Vice President and Portfolio Manager of Templeton Investment Counsel, Inc. where he managed global equity institutional accounts. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. in 1987. Ralph is the holder of a Chartered Financial Analyst designation, a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. He is also a member of the New York Stock Exchange International Capital Markets Advisory Committee and a member of the Frank Russell 20/20 Executive Committee. He holds a BS in Economics and an MS in Finance from the University of Wisconsin.

ROBERT MACDOUGALL
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE INCOME FUND
PORTFOLIO MANAGER FOR THE MONEY MARKET FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Robert MacDougall is Chief Investment Officer and Lead Portfolio Manager for GE Asset Management's fixed income investment team. Bob joined GEAM in 1986 as Vice President. He became a Senior Vice President in 1993 and Executive Vice President in 1997. Bob has over twenty-eight years of investment experience. Prior to joining GEAM, Bob held a

--------------------------------------------------------------------------------

variety of Financial Management positions within GE's Corporate Treasury and Financial Planning departments. Bob received both his Masters and Bachelor in Business Administration from the University of Massachusetts.

RICHARD L. SANDERSON
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER FOR PREMIER RESEARCH EQUITY FUND
Dick Sanderson, Senior Vice President, is responsible for directing the efforts of the U.S. Equity research team. In addition, Dick shares portfolio management responsibility for the U.S. Equity Select and U.S. Research Select portfolios. He has twenty-nine years of investment experience, six with GE Asset Management. Prior to joining GEAM, Dick held positions with Alliance Capital, Neuberger and Berman, Investors Diversified Services, First National Bank of Denver, and Northern Trust Company. During his career, he was voted "Best of Buy Side" three times by Institutional Investor magazine. He received both a BA (Anthropology) and MBA (Finance) from the University of Michigan and is the holder of a Chartered Financial Analyst designation.

MICHAEL SOLECKI
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE EUROPE EQUITY FUND
Michael Solecki is Senior Vice President of GE Asset Management with International Equity portfolio management responsibilities, with particular research emphasis on European securities. Michael has fourteen years of investment experience, ten of them with GE. After completing the GE Financial Management Program, Michael became an international securities analyst with GE Asset Management. He was based in our affiliated European office in London, England from 1992-1995. Before joining GE, Michael worked for Monarch Capital Corporation as a financial analyst. He has an MBA from Fordham University, a BS in Finance from Western New England College and is a holder of the Chartered Financial Analyst designation.

DIANE WEHNER
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE MID-CAP GROWTH FUND
Diane Wehner is a Vice President with GE Asset Management responsible for Mid-Cap Growth portfolios. Diane has sixteen years of investment experience. Prior to joining GE Asset Management in 2001, she was a Vice President-Senior Portfolio Manager with Benefit Capital Management Corporation. Diane holds a Chartered Financial Analyst designation, a BA in economics from Drew University, and a MBA in finance from New York University.


CHIP WHITMAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE MID-CAP VALUE EQUITY FUND
Chip Whitman is Senior Vice President with GE Asset Management responsible for managing the U.S. Mid-Cap Value portfolios. Chip joined GEAM after completing GE's Financial Management Program and has sixteen years investment experience. He holds an MS degree from the MIT Sloan School of Management, a BA in Mathematics from Hamilton College and is the holder of a Chartered Financial Analyst designation.

SUB-ADVISERS
--------------------------------------------------------------------------------
PALISADE CAPITAL MANAGEMENT, L.L.C.

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND
The GE Small-Cap Value Equity Fund is managed by Palisade's Senior Investment Committee which is composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, Dennison Veru and Richard Whitman. Jack Feiler, Chief Investment Officer of Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program.

Jack has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Jack worked for Burnham & Co. as an Account Executive and was promoted to Senior Executive Vice President of Broad Street Investment Management in 1981. In 1990, he joined Smith Barney as Senior Vice President of Investments. Jack received his Bachelor's degree in 1964 from City College of New York and his Juris Doctor degree from Brooklyn Law School in 1967.

SSGA FUNDS MANAGEMENT, INC.

SUB-ADVISER FOR THE S&P 500 INDEX FUND
Effective May 1, 2001, SSgA Funds Management, Inc. ("SSgA") is the sub-adviser to the S&P 500 Index Fund. SSgA assumed this role from State Street Global Advisers, a division of State Street Bank and Trust Company, an affiliate of SSgA. The GE S&P 500 Index Fund is managed by a team of portfolio managers led by Karl A. Schneider. Since 1999, Karl has been a Principal and portfolio manager in the U.S. Structured Products Group of the State Street Bank and Trust Company. Prior to joining the U.S. Structured Products Group, Karl was a portfolio manager in the firm's Currency Risk Management Group. Karl holds B.S. degrees in Finance and Investments from Babson College.

--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Michael J. Tansley

ASSISTANT TREASURERS
Michael M. D'Ambrosio
Robert Herlihy

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP



CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
John J. Walker, EVP, CHIEF FINANCIAL OFFICER
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

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

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                                       103

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                                       104

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

WWW.GEASSETMANAGEMENT.COM






[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.

GEIN-2 (3/02)